                                                      Registration No. 333-45343


             As filed with the Securities and Exchange Commission
                               on April 27, 2001

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                       POST-EFFECTIVE AMENDMENT NO. 4 TO
                                   FORM S-6

             FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
        SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                      LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY
                             (Exact Name of Trust)
                          USAA LIFE INSURANCE COMPANY
                              (Name of Depositor)
                        9800 Fredericksburg Road, C-3-W
                           San Antonio, Texas 78288
         (Complete Address of Depositor"s Principal Executive Offices)

                            CYNTHIA A. TOLES, ESQ.
                    Vice President and Assistant Secretary

                          USAA Life Insurance Company
                        9800 Fredericksburg Road, C-3-W
                         San Antonio, Texas 78288-3051
               (Name and Complete Address of Agent for Service)

                 Please send copies of all communications to:


                             DIANE E. AMBLER, ESQ.
                          Kirkpatrick & Lockhart, LLP
                   1800 Massachusetts Ave., N.W., Suite 200
                          Washington, D.C. 20036-1800
                                (202) 778-9000


                           Exhibit Index on Page ___

                                                                   Page 1 to ___

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

It is proposed that this filing will become effective (check the appropriate box):

   [ ]           Immediately upon filing pursuant to paragraph (b) of Rule 485


   [X]           On May 1, 2001 pursuant to paragraph (b) of Rule 485

   [ ]           60 days after filing pursuant to paragraph (a)(1) of Rule 485

   [ ]           On (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following:

   [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title and Amount of Securities Being Registered: An Indefinite Amount of Interests in Life Insurance Separate Account of USAA Life Insurance Company Under Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: Continuous.

                    RECONCILIATION AND TIE BETWEEN ITEMS IN
                        FORM N-8B-2 AND THE PROSPECTUS

                      LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY

ITEM NO. OF FORM N-8B-2 *          CAPTION IN PROSPECTUS**

1                                  Cover Page

2                                  Cover Page

3                                  Not Applicable

4                                  Policy Distribution

5                                  Definitions

6                                  Separate Account

7                                  Not Required***

8                                  Not Required***

9                                  Legal Matters

10 Death Benefit; Other Policy Benefits; Payment of Policy Benefits; Transfer of Cash Value; Loans; Surrenders; Policy Lapse and Reinstatement; Investment Options - Voting Privileges; Investment Options - Additions or Changes to Investment Options; The Contract

11                                 Investment Options

12                                 Investment Options

13 The Policy at a Glance - Policy Charges and Deductions; The Policy at a Glance - Fund Fees and Other Expenses; Charges and Deductions; USAA Life

14                                 Policy Issuance; Premium Payments

15                                 Premium Payments; Investment Options

16                                 Premium Payments - Allocation of
                                   Premiums; Investment Options

17 Death Benefit; Other Policy Benefits; Payment of Policy Benefits; Transfer of Cash Value; Loans; Surrenders; Policy Lapse and Reinstatement

18                                 Tax Matters - Taxation of Policy Proceeds:
                                   Our Taxes; Separate Account; Charges and
                                   Deductions - Monthly Deductions: Mortality and Expense Risk Charge; Financial Statements

19                                 USAA Life; Reports and Records

20                                 Not Applicable

21                                 Loans

22                                 Not Applicable

23                                 Not Applicable**

24 Charges and Deductions; Cash Value; Telephone Transactions; Free Look Right; Postponement of Payments; More Policy Information

25                                 USAA Life

26                                 Not Applicable

27                                 USAA Life

28                                 USAA Life - Directors of USAA Life; USAA
                                   Life -Officers (other than Directors)

29                                 USAA Life

30                                 Not Applicable

31                                 Not Applicable

32                                 Not Applicable

33                                 Not Applicable

34                                 Not Applicable

35                                 Policy Distribution

36                                 Not Required***

37                                 Not Applicable

38                                 Policy Distribution

39                                 Policy Distribution

40                                 Not Applicable

41                                 Policy Distribution; Investment Options

42                                 Not Applicable

43                                 Not Applicable

44                                 Charges and Deductions - Other Charges;
                                   Investment Options

45                                 Not Applicable

46                                 Charges and Deductions - Other Charges;
                                   Investment Options

47                                 Not Applicable

48                                 Not Applicable

49                                 Not Applicable

50                                 Not Applicable

51                                 Not Applicable**

52                                 Investment Options - Additions or Changes to
                                   Investment Options

53                                 Tax Matters - Taxation of USAA Life

54                                 Not Applicable

55                                 Not Applicable**

56                                 Not Required***

57                                 Not Required***

58                                 Not Required***

59                                 Not Required***

     * Registrant includes this Reconciliation and Tie Sheet in the amendment to its Registration Statement in compliance with Instruction 4 as to the Prospectus as set out in Form S-6. Registrant filed a Notification of Registration as an investment company on Form N-8A and a Form N-8B-2 Registration Statement under the Investment Company Act of 1940 on January 30, 1998. Pursuant to Sections 8 and 30(b)(1) of the Investment Company Act of 1940, Rule 30a-1 under that Act, and Forms N-8B-2 and N-SAR under that Act, Registrant will keep its Form N-8B-2 Registration Statement current through the filing of periodic reports required by the Securities and Exchange Commission.

     ** Caption in Prospectus, to the extent relevant to this Form. Certain items are not relevant pursuant to the administrative practice of the Commission and its staff of adapting the disclosure requirements of the Commission"s registration statement forms in recognition of the differences between variable life insurance policies and other periodic payment plan certificates issued by investment companies and between separate accounts organized as management companies and unit investment trusts.

     *** Not required pursuant to Instruction 1(a) as to the Prospectus as set out in Form S-6.

[LOGO]
 USAA(R)


                                                     Usaa Life Insurance Company
                                                         Variable Universal Life
                                                                      Prospectus

                                                                 May 1, 2001

USAA Life Insurance Company
Variable Universal Life

Table of Contents

Section
-------
A.  Variable Universal Life Insurance Policy Prospectus........................     3A-94A

B.  USAA Life Investment Trust Prospectus......................................     1B-26B
    (Income Fund)..............................................................      2B-5B
    (Growth and Income Fund)...................................................      6B-7B
    (World Growth Fund)........................................................     8B-10B
    (Diversified Assets Fund)..................................................    11B-13B
    (Aggressive Growth Fund)...................................................    14B-16B

C.  Vanguard(R) Variable Insurance Fund Prospectus.............................     1C-30C
    (Money Market Portfolio)...................................................      2C-3C
    (High Yield Bond Portfolio)................................................      3C-4C
    (Diversified Value Portfolio)..............................................      4C-5C
    (Equity Index Portfolio)...................................................      5C-6C
    (Mid-Cap Index Portfolio)..................................................      6C-7C
    (Small Company Growth Portfolio)...........................................      7C-8C
    (International Portfolio)..................................................      8C-9C
    (REIT Index Portfolio).....................................................      9C-9C

D.  Fidelity(R) Variable Insurance Products Fund II Prospectus.................     1D-12D
    (Contrafund(R) Portfolio, Initial Class)...................................     3D-10D

E.  Fidelity(R) Variable Insurance Products Fund Prospectus....................     1E-12E
    (Equity-Income Portfolio, Initial Class)...................................      3E-9E

F.  Fidelity(R) Variable Insurance Products Fund III Prospectus................     1F-12F
    (Dynamic Capital Appreciation Portfolio, Initial Class)....................      3F-9F

G.  Scudder Variable Series I Prospectus.......................................     1G-10G
    (Capital Growth Portfolio).................................................     3G-10G

H.  Alger American Fund Prospectus.............................................     1H-10H
    (Alger American Growth Portfolio)..........................................     3H-10H

                      This page left blank intentionally

                                      2 A

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                  Prospectus

                                  May 1, 2001

Offered By: USAA LIFE INSURANCE COMPANY
            9800 Fredericksburg Road, San Antonio, Texas 78288
            Telephone: toll free 1-800-531-2923

This Prospectus describes a Variable Universal Life Insurance Policy ("Policy") that we are offering, through our Life Insurance Separate Account, to individual members of the United Services Automobile Association ("USAA"), the parent company of the USAA Group of Companies, as well as to the general public.

The Policy offers you:

     . Life insurance protection guaranteed by USAA Life. (See "Payment of Policy Benefits.")

     . 18 investment options. (See "Investment Options" and the accompanying Fund prospectuses for a description of the Funds.)

          USAA Life Investment Trust                     Fidelity(R) Variable Insurance Products Fund II
          --------------------------                     -----------------------------------------------
          USAA Life Growth and Income Fund               Fidelity VIP II Contrafund(R) Portfolio, Initial Class
          USAA Life Aggressive Growth Fund
          USAA Life World Growth Fund                    Fidelity(R) Variable Insurance Products Fund
                                                         --------------------------------------------
          USAA Life Diversified Assets Fund              Fidelity VIP Equity-Income Portfolio, Initial Class
          USAA Life Income Fund

          Vanguard(R) Variable Insurance Fund            Fidelity(R) Variable Insurance Products Fund III
          -----------------------------------            ------------------------------------------------
          Vanguard Diversified Value Portfolio           Fidelity VIP III Dynamic Capital Appreciation
          Vanguard Equity Index Portfolio                Portfolio, Initial Class
          Vanguard Mid-Cap Index Portfolio
          Vanguard Small Company Growth Portfolio        *Scudder Variable Series I
          Vanguard International Portfolio               --------------------------
          Vanguard REIT Index Portfolio                  Scudder VSI Capital Growth Portfolio, Class A Shares
          Vanguard High Yield Bond Portfolio
          Vanguard Money Market Portfolio                The Alger American Fund
                                                         -----------------------
                                                         Alger American Growth Portfolio

                                                         *Formerly known as Scudder Variable Life Investment Fund.

     .    Flexible premium payments. (See "Premium Payments.")

Please read this Prospectus carefully and keep it for future reference. Your Prospectus and Policy may reflect variations required by the laws of your state. This Prospectus is not valid unless accompanied by the current prospectuses for the Funds. Defined terms used in this Prospectus appear at the beginning of this booklet.

                      Investments in the Variable Fund Accounts are not deposits or other obligations of, or guaranteed by, the USAA Federal Savings Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency, are subject to investment risks, and may lose value.

     IMPORTANT        The Securities and Exchange Commission("SEC") has not
      NOTICES         approved or disapproved the securities described in this
                      Prospectus or passed upon the adequacy of this Prospectus.
                      Anyone who tells you otherwise is committing a federal crime.

                      YOU MAY CANCEL THE POLICY WITHIN 10 DAYS AFTER RECEIVING IT, OR SUCH LONGER PERIOD AS THE LAWS OF YOUR STATE MAY REQUIRE.

                                      3 A

-------------------
 TABLE OF CONTENTS
-------------------

DEFINITIONS.........................................................................     7A
THE POLICY AT A GLANCE..............................................................    10A
QUESTIONS AND ANSWERS...............................................................    14A
POLICY INFORMATION..................................................................    19A
        Policy Issuance.............................................................    19A
               Who May Purchase a Policy............................................    19A
               How to Purchase a Policy.............................................    19A
               Effective Date of Your Policy........................................    19A
        Premium Payments............................................................    19A
               Methods of Payment...................................................    19A
               Amount and Frequency of Payments.....................................    19A
        Allocation of Premiums......................................................    20A
               Planned Periodic Premium Payments....................................    20A
               Annual Target Premium Payment........................................    21A
        Investment Options..........................................................    21A
               Variable Fund Accounts...............................................    22A
               Additions or Changes to Investment Options...........................    24A
               Voting Privileges....................................................    24A
               Special Considerations...............................................    24A
        Policy Lapse and Reinstatement..............................................    24A
               Lapse................................................................    24A
               Grace Period.........................................................    25A
               Guaranteed Death Benefit.............................................    25A
               Reinstatement........................................................    25A
        Charges and Deductions......................................................    26A
               Premium Charge.......................................................    26A
               Monthly Deductions from Cash Value...................................    26A
               Separate Account Charges.............................................    27A
               Transfer Charges.....................................................    27A
               Surrender Charges....................................................    27A
               Other Charges........................................................    28A
               Deduction of Charges.................................................    28A
        Death Benefit...............................................................    28A
               Choosing Between Option A and Option B...............................    28A
               Illustrations of Option A and Option B...............................    29A
               Changing Your Death Benefit Option...................................    29A
               Changing Your Policy's Specified Amount..............................    29A
        Other Policy Benefits.......................................................    30A
               Optional Insurance Benefits..........................................    30A
               Benefits at Maturity.................................................    31A
        Payment of Policy Benefits..................................................    31A
               Payment of Death Benefit.............................................    31A
               Payment of Maturity Benefit..........................................    32A
               Death Benefit Payment Options........................................    32A
        Cash Value..................................................................    32A
               Calculating Your Value in the Variable Fund Accounts.................    33A

                                      4 A

        Transfer of Value...........................................................       33A
        Loans ......................................................................       34A
               Loan Collateral......................................................       34A
               Loan Interest........................................................       34A
               Repayment of Indebtedness............................................       34A
               Effect of Policy Loans...............................................       34A
        Surrenders..................................................................       35A
               Full Surrenders......................................................       35A
               Partial Surrenders...................................................       35A
        Telephone Transactions......................................................       35A
        Dollar Cost Averaging Program...............................................       36A
        Free Look Right.............................................................       36A
        Postponement of Payments....................................................       36A
MORE POLICY INFORMATION.............................................................       37A
        Owners and Beneficiaries....................................................       37A
               Owners...............................................................       37A
               Beneficiaries........................................................       37A
        Calculating Your Cost of Insurance..........................................       38A
               Net Amount at Risk...................................................       38A
               Net Amount at Risk - More Than One Rate Class........................       38A
               Cost of Insurance Rates..............................................       38A
        Minimum Amount Insured......................................................       39A
        The Contract................................................................       39A
        Incontestability............................................................       39A
        Misstatement of Age or Sex..................................................       40A
        Suicide Exclusion...........................................................       40A
        Non-Participating Policy....................................................       40A
        Reports and Records.........................................................       40A
PERFORMANCE INFORMATION.............................................................       41A
OTHER INFORMATION...................................................................       42A
        USAA Life...................................................................       42A
               Directors of USAA Life...............................................       42A
               Officers (other than Directors)......................................       43A
        Separate Account............................................................       44A
        Policy Distribution.........................................................       44A
        Tax Matters.................................................................       45A
               Taxation of Policy Proceeds..........................................       45A
               Taxation of USAA Life................................................       48A
        State Regulation of USAA Life...............................................       49A
        Legal Matters...............................................................       49A
        Independent Auditors........................................................       49A
        Registration Statement......................................................       49A
        Financial Statements........................................................       50A

                                      5 A

                      This page left blank intentionally

                                      6 A

-----------
DEFINITIONS
-----------

In This Prospectus:
------------------

Accumulation Unit or UNIT means an accounting unit of measure that we use to calculate values in each Variable Fund Account. The value of one unit is known as the Accumulation Unit Value.

Administrative Charge means a monthly charge deducted from the Policy's cash value during the first Policy Year only. The Administrative Charge compensates us for the start-up expenses we incur in issuing the Policy. The Administrative Charge is shown on the Policy Information Page.

Anniversary means the same date each succeeding year as the Effective Date of the Policy.

Annual Target Premium Payment means an annual amount of premium payment that we establish when we issue your Policy. It is shown on the Policy Information Page. We use it to determine whether a premium charge will be deducted from premium payments, whether a surrender charge is imposed on a full surrender, and whether the Guaranteed Death Benefit applies.

Beneficiary means the person or entity designated to receive the death benefit upon the Insured's death.

Cash Surrender Value means your Policy cash value less the surrender charge, if any, payable on full surrender of your Policy.

Cash Value, on the Effective Date, means the Net Premium less the Monthly Deduction for the following month. Thereafter, on any Valuation Date, cash value means the sum of:

     .    your Policy's value that you invest in the Variable Fund Accounts;
     . plus, if applicable, any value that you transfer from the Separate Account to USAA Life's general account to secure any Policy loan;
     . plus any interest earnings we credit on the value held in the general account;
     . less the amount of any outstanding loan including any unpaid loan interest; and
     . less any Monthly Deductions, transfer charges, and partial surrender charges we apply through that date.


Date of Receipt means the date we actually receive the item at our Home Office, subject to two exceptions:

     . if we receive the item on a date other than a Valuation Date, the Date of Receipt will be the following Valuation Date; and
     . if we receive the item on a Valuation Date after close of regular trading of the New York Stock Exchange, the Date of Receipt will be the following Valuation Date.

Death Benefit means the benefit we pay in accordance with the death benefit option in effect on the Insured's death (1) reduced by any Indebtedness and any due and unpaid Monthly Deductions; and (2) increased by any optional insurance benefits provided by rider.

Death Benefit Option means one of the two death benefit options that the Policy provides, namely, Option A and Option B. Option A is the greater of the current Specified Amount or the Minimum Amount Insured. Option B is the greater of the current Specified Amount, plus the Policy's cash value, or the Minimum Amount Insured.

Effective Date means the date we approve the application and issue your Policy or the date we approve any increase in Specified Amount under your Policy. The Effective Date is shown on the Policy Information Page.

                                      7 A

Free Look Period means the period of time required by state law during which you may return the Policy for cancellation and receive a refund. The Free Look Period is shown on the Policy Information Page. You may cancel your Policy within 10 days of receipt (or a longer period depending on where you reside). Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus 5 calendar days. (See "Free Look Right.")

Fund means an investment portfolio that has specific investment objectives and policies and is offered by a Mutual Fund.

Guaranteed Death Benefit means that if you pay a sufficient amount of premium, we guarantee your Policy will not lapse during the first 5 Policy Years and that we will pay a death benefit.

Home Office means USAA Life Insurance Company, USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288.

Indebtedness means the sum of all unpaid Policy loans and any unpaid accrued interest due on such loans.

Insured means the person whose life is insured. The Insured is identified on the Policy Information Page. The Insured may or may not be the Owner.

Lapse means your Policy has terminated because of insufficient cash value from which to deduct the Monthly Deduction and any loan interest then due. No insurance coverage exists when your Policy has lapsed.

Maintenance Charge means a monthly charge that we deduct from the Policy's cash value. The Maintenance Charge compensates us for recurring administrative expenses related to the maintenance of the Policy and the Separate Account. The Maintenance Charge is shown on the Policy Information Page.

Maturity Date means the date that we will pay your Policy's cash value to you, as long as the Policy has not terminated because of lapse, full surrender, or the Insured's death. The Maturity Date is shown on the Policy Information Page.

Monthly Anniversary means the same date of each succeeding month as the Effective Date of your Policy.

Monthly Deduction means a charge we make under your Policy each month against the Policy's cash value. The charge is equal to:

     .    the cost of insurance and any riders; plus
     . the administrative charge that is applied during the first 12 months that the Policy is in effect; plus
     .    the maintenance charge.

Minimum Amount Insured means the amount of life insurance required by the Internal Revenue Code to qualify your Policy as life insurance and to exclude the death benefit from a Beneficiary's taxable income.

Mutual Fund means an open-end investment company registered under federal securities law. It may offer shares of several different Funds for investment.

Net Asset Value means the current value of each Fund's total assets, less all liabilities, divided by the total number of shares outstanding.

Net Premium Payment means the amount of a premium payment less the Policy's premium charge.

                                      8 A

Notice to Us means your signed statement that we receive at our Home Office and that is in a form satisfactory to us.

Owner means the person to whom we owe the rights and privileges of the Policy.

Policy Information Page means the page that identifies certain information about the Policy and specifies certain terms of the Policy.

Policy Year means a period of 12 calendar months starting with the Effective Date of the Policy, and each 12-month period thereafter. For example, if your Policy was issued on July 15, your first Policy Year would end on the following July 14. Each subsequent Policy Year would start on July 15 and end on July 14.

Premium Charge means an amount that we deduct from premium payments to compensate us for sales charges and taxes related to the Policy.

Separate Account means the Life Insurance Separate Account of USAA Life Insurance Company. The Separate Account is an investment account established under Texas law through which we invest the Net Premium Payments we receive for investment in the Variable Fund Accounts under the Policy. The Separate Account is divided into subdivisions called the Variable Fund Accounts. Each Variable Fund Account invests the Net Premium Payments allocated to it in a particular Fund. We own the assets of the Separate Account. To the extent that the assets are equal to the reserves and other contractual liabilities, they are not chargeable with liabilities arising out of any other business of ours. We credit or charge the income, gains, and losses, realized or unrealized, from the assets of the Separate Account against the Separate Account without regard to our other income, gains or losses. We registered the Separate Account as an investment company under federal securities law.

Specified Amount means the minimum death benefit payable as long as the Policy is in effect. It is also the amount of life insurance we issue. The specified amount is shown on the Policy Information Page.

Surrender Charge means an amount that we may deduct from your Policy's cash value if you surrender your Policy in full.

Valuation Date means any business day, Monday through Friday, on which the New York Stock Exchange is open for regular trading, except

     .    any day on which the value of the shares of a Fund is not computed, or
     . any day during which no order for the purchase, surrender or transfer of Accumulation Units is received.

Valuation Period means the period of time from the end of any Valuation Date to the end of the next Valuation Date.

Variable Fund Account means a subdivision of the Separate Account in which you may invest Net Premium Payments. The Policy provides several Variable Fund Accounts. Each Variable Fund Account corresponds to a particular Fund. Net Premium Payments that you allocate to a Variable Fund Account are invested in a particular Fund. We also refer to the Variable Fund Accounts as Accounts in this Prospectus.

We, Our, Us, Or USAA Life means USAA Life Insurance Company.

You, Your Or Yours refers to the Owner of the Policy.

                                      9 A

----------------------
THE POLICY AT A GLANCE
----------------------

The following is a snapshot of the Policy. Please refer to the remainder of the Prospectus for further details and other information.

-----------------------------------------------------------------------------------------------------
                                  Premium Payments and Withdrawals
-----------------------------------------------------------------------------------------------------
        MINIMUM AMOUNTS
        Initial Premium                   Depends on Specified Amount of insurance coverage
      Subsequent Premiums                 Depends on Specified Amount of insurance coverage
          Withdrawals                                            None
-----------------------------------------------------------------------------------------------------
                                         Insurance Benefits
-----------------------------------------------------------------------------------------------------
         DEATH BENEFITS
            Option A                    Greater of Specified Amount or Minimum Amount Insured
            Option B                         Greater of Specified Amount plus cash value
                                                      or Minimum Amount Insured

   Minimum Coverage Required                 $100,000 ($25,000 for Insureds under age 18)
  Minimum Increase or Decrease           $25,000, subject to $50,000 minimum coverage amount
          in Coverage                ($25,000 for Insureds under age 18) with certain exceptions

                                               Accelerated Benefit for Terminal Illness

       OPTIONAL INSURANCE                              Accidental Death Benefit
       BENEFITS AVAILABLE                            Children Term Life Insurance
           BY RIDER*                                    Extended Maturity Date
 (*Not available in all states)      Waiver of Monthly Deduction in Event of Permanent Disability



      BENEFITS AT MATURITY                            Current Policy cash value
-----------------------------------------------------------------------------------------------------
                                   Policy Charges and Deductions
-----------------------------------------------------------------------------------------------------
         PREMIUM CHARGE                    3% from each premium payment received until 10 Annual
                                                       Target Premium Payments paid

  MONTHLY DEDUCTIONS FROM CASH
              VALUE

  Cost of Insurance Charge/1/              Issue Class            Current Monthly    Guaranteed Monthly/2/
  (per $1,000 of net amount at             -----------
              risk)                                              Cost of Insurance     Cost of Insurance
                                                                 -----------------     -----------------
                                                                     Per (000)             Per (000)
      Minimum Monthly Cost of
          Insurance Rates
            Male, Age 9                    Standard                    $0.08                 $0.12
            Male, Age 26                   Preferred Ultra             $0.05                 $0.12
           Female, Age 9                   Standard                    $0.08                 $0.12
           Female, Age 32                  Preferred Ultra             $0.03                 $0.11

      Maximum Monthly Cost of
          Insurance Rates
            Male, Age 99                   Standard                    $53.50                $83.33
            Male, Age 99                   Preferred Ultra             $22.20                $83.33
           Female, Age 99                  Standard                    $52.12                $83.33
           Female, Age 99                  Preferred Ultra             $16.44                $83.33
-----------------------------------------------------------------------------------------------------

______________________

/1/ The cost of insurance charge for an Insured depends on the age, sex, and rate class of the Insured. (See "Calculating Your Cost of Insurance.")


/2/  Based on the 1980 Commissioners Standard Ordinary Mortality Table.

                                      10 A

-----------------------------------------------------------------------------------------------------
      Administrative Charge              $10 per month (applies only during first Policy Year)
       Maintenance Charge                                    $5 per month


      Terminal Illness Rider                                     None
  Accidental Death Benefit Rider                  $.07 per $1,000 coverage per month
Children Term Life Insurance Rider                     $.50 per $1,000 coverage
     Extended Maturity Rider                                     None



        Waiver of Monthly             Depends on age of Insured. We apply the Waiver of Monthly
         Deduction Rider               Deduction rates to the amount of Monthly Deduction to be
                                       waived. The rates vary from a minimum of $.05 per $1 of
                                     Monthly Deduction at ages 15-30 to a maximum of $.277 per $1 of Monthly Deduction at age 59. The rates do not vary by
                                                      underwriting class or sex.


         TRANSFER CHARGE         $0 for first 6 transfers each Policy Year; $25 per transfer in excess of
                                                           6 per Policy Year/3/


        SEPARATE ACCOUNT
            CHARGES
  Mortality and Expense Charge              .75% of average net assets of Separate Account/4/
   Federal Income Tax Charge                                Currently none/5/


        SURRENDER CHARGES
        Partial Surrender                        Lesser of $25 or 2% of amount withdrawn
         Full Surrender               Maximum of 50% of Annual Target Premium Payment (declines each
                                              Policy Year to 0% after the 10th Policy Year)



   Minimum and Maximum
   Surrender Charges:

   Minimum Surrender Charges
    Per $1,000 of Insurance
        Male, Standard             Age 1     $ 2.45 at issue, grading to $0.00 after 10 Policy Years
     Male, Preferred Ultra         Age 18    $ 1.76 at issue, grading to $0.00 after 10 Policy Years
       Female, Standard            Age 1     $ 2.41 at issue, grading to $0.00 after 10 Policy Years
    Female, Preferred Ultra        Age 18    $ 1.53 at issue, grading to $0.00 after 10 Policy Years

   Maximum Surrender Charges
    Per $1,000 of Insurance
        Male, Standard             Age 80    $39.95 at issue, grading to $0.00 after 10 Policy Years
     Male, Preferred Ultra         Age 80    $28.50 at issue, grading to $0.00 after 10 Policy Years
       Female, Standard            Age 80    $36.89 at issue, grading to $0.00 after 10 Policy Years
    Female, Preferred Ultra        Age 80    $24.70 at issue, grading to $0.00 after 10 Policy Years

-----------------------------------------------------------------------------------------------------

__________________


/3/ As part of the Fund substitutions effective on May 1, 2001, you may freely transfer your money among the available Variable Fund Accounts without it counting against your annual transfer limit and free of transfer charges until June 30, 2001.

/4/ We deduct the Mortality and Expense Charge on a daily basis at an annual rate of .75% of the average net assets of each Variable Fund Account.

/5/ We do not currently deduct a Federal Income Tax Charge from the assets of the Separate Account, because USAA Life does not currently incur any income tax on the earnings or the realized capital gains attributable to the Separate Account.

                                      11 A

-------------------------------------------------------------------------------------------------------------------------
                                              Fund Fees and Other Expenses
-------------------------------------------------------------------------------------------------------------------------
                                             Other                                   Total Fund          Total Fund
                                             Expenses            Other               Operating           Operating
                                             Before              Expenses            Expenses            Expenses
                              Management     Expense             After Expense       Before Expense      After Expense
Variable Fund Account         Fees           Reimbursement       Reimbursement       Reimbursement       Reimbursement/6/
-------------------------------------------------------------------------------------------------------------------------
USAA LIFE
INVESTMENT TRUST/7/
-------------------------------------------------------------------------------------------------------------------------
Growth and Income                .20%            .20%                 .15%               .40%                 .35%
-------------------------------------------------------------------------------------------------------------------------
Aggressive Growth                .50             .26                  .20                .76                  .70
-------------------------------------------------------------------------------------------------------------------------
World Growth                     .20             .63                  .45                .83                  .65
-------------------------------------------------------------------------------------------------------------------------
Diversified Assets               .20             .40                  .15                .60                  .35
-------------------------------------------------------------------------------------------------------------------------
Income                           .20             .96                  .15               1.16                  .35
-------------------------------------------------------------------------------------------------------------------------
VANGUARD(R)
VARIABLE INSURANCE
FUND

Diversified Value
Portfolio/8/                     .12             .33                  .33                .45                  .45
-------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio/9/        .01             .15                  .15                .16                  .16
-------------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Portfolio/8/       .02             .26                  .26                .28                  .28
-------------------------------------------------------------------------------------------------------------------------
Small Company Growth             .15             .31                  .31                .46                  .46
Portfolio/9/
-------------------------------------------------------------------------------------------------------------------------
International Portfolio/9/       .125            .26                  .26                .38                  .38
-------------------------------------------------------------------------------------------------------------------------
REIT Index Portfolio/8/          .05             .42                  .42                .47                  .47
-------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio/8/     .06             .20                  .20                .26                  .26
-------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio/9/        .01             .16                  .16                .17                  .17
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R)VARIABLE
--------------------
INSURANCE PRODUCTS
------------------
FUND II
-------

Contrafund(R)Portfolio/8,10/     .57             .09                  n/a                .66                  n/a
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R)VARIABLE INSURANCE
-----------------------------
PRODUCTS FUND
-------------

Equity-Income Portfolio/8,10/    .48             .08                  n/a                .56                  n/a
-------------------------------------------------------------------------------------------------------------------------
FIDELITY(R)VARIABLE INSURANCE
------------------------------
PRODUCTS FUND III
-----------------

Dynamic Capital
Appreciation Portfolio/8,11/     .57             .61                  n/a               1.18                  n/a
-------------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES I

Capital Growth
Portfolio, Class A Shares        .46             .03                  .03                .49                  .49
-------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN
FUND

Growth Portfolio                 .75             .04                  .04                .79                  .79
-------------------------------------------------------------------------------------------------------------------------

                                      12 A

---------------------------------------------------------------------------------------------------
                                            Transfers

---------------------------------------------------------------------------------------------------
     Number of Free      6 per Policy Year (As part of the Fund substitutions effective on May 1,
       Transfers         2001, you may freely transfer your money among the available Variable
                         Fund Accounts without it counting against your annual transfer limit and free of transfer charges until June 30, 2001.)

    Minimum Amount of    $250 (or remaining value in Variable Fund Account, if less)
        Transfer

---------------------------------------------------------------------------------------------------
                                              Loans
---------------------------------------------------------------------------------------------------
      Minimum Loan       None
         Amount

      Maximum Loan       85% of  cash surrender value
         Amount

    Maximum Interest     6% payable in advance, 4.5% preferred rate payable in advance
          Rate
---------------------------------------------------------------------------------------------------


/6/ We based the fee and expense figures shown with respect to each Variable Fund Account on amounts incurred during the most recent fiscal year.

/7/ Certain expense reimbursement arrangements had the effect of reducing expenses actually paid by certain Funds of the USAA Life Investment Trust. The expense reimbursement arrangements for the Funds of the USAA Life Investment Trust exist pursuant to an Underwriting and Administrative Services Agreement, under which USAA Life, out of its general account, has agreed to assume Fund expenses to the extent that such expenses exceed, on an annual basis, .70% of the monthly average net assets of the Aggressive Growth Fund, .65% of the monthly average net assets of the World Growth Fund, and .35% of the monthly average net assets of each other Fund. This Agreement is terminable by any party thereto upon 120 days notice to the other parties.

/8/ As of May 1, 2001, USAA Life made available Variable Fund Accounts investing in the Vanguard Diversified Value Portfolio, the Vanguard Mid-Cap Index Portfolio, the Vanguard REIT Index Portfolio, the Vanguard High Yield Bond Portfolio, the Fidelity VIP II Contrafund(R) Portfolio, the Fidelity VIP Equity-Income Portfolio and the Fidelity VIP III Dynamic Capital Appreciation Portfolio. As of May 1, 2001, USAA Life no longer offers Variable Fund Accounts investing in the Deutsche VIT Equity 500 Index Fund, the Deutsche VIT Small Cap Index Fund, the Deutsche VIT EAFE(R) Equity Index Fund, the USAA Life International Fund or the USAA Life Money Market Fund.

/9/ On May 1, 2001, USAA Life substituted shares of: (i) the Vanguard Equity Index Portfolio for shares of the Deutsche VIT Equity 500 Index Fund; (ii) the Vanguard Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund; (iii) the Vanguard International Portfolio for shares of the USAA Life International Fund and the Deutsche VIT EAFE(R) Equity Index Fund; and (iv) the Vanguard Money Market Portfolio for shares of the USAA Life Money Market Fund.

/10/ The annual expenses of the Fidelity Variable Products Funds are without reimbursement or expense reductions. Total annual operating expenses are estimated to be .63% and .65% of average net assets for the Fidelity VIP II Contrafund(R) Portfolio and the Fidelity VIP Equity-Income Portfolio, respectively, and are based on estimated expenses of .06% and .07%, respectively. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. See the accompanying Fund prospectus for details.

/11/ The annual class operating expenses provided are based on estimated expenses. The total annual operating expenses of 1.18% are based on estimated other expenses of .61% of average net assets.

                                      13 A

---------------------

QUESTIONS AND ANSWER
---------------------
The following are answers to some basic questions about the Policy. Please read the remainder of this Prospectus for further details.

What kind of life insurance is the Policy?
------------------------------------------

The Policy is a flexible premium variable life insurance policy. The Policy is called "flexible premium" because it gives you the flexibility to vary the amount and frequency of your premium payments, within certain limits. (See "Premium Payments.") The Policy is called "variable" life insurance because your cash value, your cost of insurance charges, and your life insurance (death) benefits can vary according to your investment in one or more Variable Fund Accounts. (See "Cash Value," "Charges and Deductions - Monthly Deductions from Cash Value," and "Death Benefit.") Your investment experience in the Variable Fund Accounts may be positive or negative. The Policy has no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could decline to zero.

How do I buy a Policy?
----------------------

You can buy a Policy by calling us at 1-800-531-2923 or by contacting one of our regional offices. Our licensed insurance representatives can help you complete an application and assist you through our application or "underwriting" process, which normally involves a medical exam. We will issue a Policy to you, provided you meet our requirements for insurability. We will not issue a Policy that insures a person older than age 80. We also reserve the right to reject an application for any reason. Insurance coverage under your Policy begins on its Effective Date. (See "Policy Issuance.")

How much insurance can I buy?
-----------------------------

The minimum amount of insurance you can buy is $100,000 ($25,000 if the Insured is less than 18 years of age). We call the amount of insurance that you specify on your application the "Specified Amount." Federal tax law limits your ability to make certain amounts of large premium payments relative to your Policy's Specified Amount and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. (See "Premium Payments - Amount and Frequency of Payments" and "Tax Matters.") We will monitor your premium payments to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties due to excess premium payments. You can change the Specified Amount, at any time, subject to the conditions described under "Death Benefit - Changing Your Policy's Specified Amount."

What insurance protection does the Policy offer?
------------------------------------------------

The Policy offers two types of insurance protection or "death benefit" options. If you select the Option A death benefit, upon the Insured's death, we will pay your Beneficiary the greater of:
     .    your Policy's Specified Amount, or
     .    the Minimum Amount Insured.

If you select the Option B death benefit, upon the Insured's death, we will pay your Beneficiary the greater of the sum of your Policy's Specified Amount and your cash value, on the one hand, or the Minimum Amount Insured on the other. (See "Death Benefit.") As long as the Policy remains in effect, under either option, the death benefit will never be less than the Policy's Specified Amount, less any Indebtedness and any due and unpaid Monthly Deductions.

In addition, you can add optional insurance death benefits to a Policy by rider. (See "Other Policy Benefits - Optional Insurance Benefits.")

                                      14 A

How much are the premium payments?
----------------------------------

Within certain limits, you have the flexibility to determine the amount and timing of your premium payments to reflect your changing financial conditions or objectives. We generally require a minimum initial premium to issue a Policy, but we do not impose a minimum on your subsequent premium payments. (See "Premium Payments.") You must, of course, maintain sufficient cash value to keep your Policy in effect, which may require you to make additional unscheduled premium payments. (See "Policy Lapse and Reinstatement.")

You will usually plan a periodic premium schedule when applying for a Policy. If you wish, we will bill you for these amounts. However, you are not required to follow this schedule. (See "Premium Payments.")

What are the charges and deductions?
------------------------------------

We assess certain charges and deductions to support the operation of your Policy and the Separate Account. Some charges apply to your premium payments, some apply to your cash value, and others apply to the Separate Account. In addition, we assess administrative fees for processing Policy transactions, such as partial surrenders of cash value and transfer of value among Variable Fund Accounts in excess of 6 free transfers per Policy Year. (See "The Policy At a Glance" and "Charges and Deductions.")

What factors affect my cost of insurance?
-----------------------------------------

If you are the Insured, your cost of insurance will depend on your age, sex, and rate class. The rate class that applies depends on your health, whether you use tobacco, and other factors that we use to determine your insurability. During the life of the Policy, the maximum monthly cost of insurance charges will never exceed the guaranteed monthly cost of insurance rates specified in your Policy. (See "Calculating Your Cost of Insurance.")

What is the Separate Account?
-----------------------------

The Separate Account is a segregated asset account of USAA Life that supports the Policy's variable life insurance benefits. The Separate Account consists of 18 Variable Fund Accounts, each of which invests in a corresponding Fund. (See "Investment Options.")

What are my investment choices?
-------------------------------

You may invest in up to 18 Variable Fund Accounts, each of which invests exclusively in a corresponding Fund of the USAA Life Investment Trust ("Trust"), the Vanguard(R) Variable Insurance Fund ("Vanguard Fund"), the Fidelity(R) Variable Insurance Products Funds ("Fidelity Funds"), Scudder Variable Series I* ("Scudder Series"), or The Alger American Fund ("Alger Fund"). (See "Investment Options.")

*Formerly known as the Scudder Variable Life Investment Fund.

How will my Policy's cash value vary?
-------------------------------------

Your Policy's cash value will vary on a daily basis to reflect the investment experience of the Variable Fund Accounts. Your Policy's cash value also will reflect the amount and frequency of premium payments, any partial surrenders of cash value, any Policy loans and the charges and deductions connected with the Policy. Your Policy has no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could decline to zero. (See "Cash Value.")

                                      15 A

How may I allocate my cash value?
---------------------------------

You may allocate your cash value to any of the Variable Fund Accounts by specifying on your Policy application how much of your Net Premium Payment you would like us to apply to each Account. We will allocate your Net Premium Payments in accordance with your allocation instructions on your application, until you direct otherwise. You may change future allocations at any time by telephone or by Notice to Us. You may allocate your Net Premium Payment in increments as small as 1/10th of one percent. (See "Premium Payments.")

Can I transfer value among investment options?
----------------------------------------------

Yes. You can transfer value among the Variable Fund Accounts up to 6 times per Policy Year without charge. Each transfer above 6 in a Policy Year is subject to a $25 transfer charge. As part of the Fund substitutions effective on May 1, 2001, you may freely transfer your money among the available Variable Fund Accounts without it counting against your annual transfer limit and free of transfer charges until June 30, 2001. You may authorize transfers by telephone or by Notice to Us. (See "Telephone Transactions.") Each transfer must be at least $250, or the remaining value in the Variable Fund Account, if less. (See "Transfer of Value.")

How do I keep track of my Policy's cash value?
----------------------------------------------

You now have access to information about your Policy 24-hours a day, 7 days a week through USAA's Touchline(R). USAA Touchline(R) provides a fast, convenient way to find out:
     .    your total Policy value,
     . a listing of Variable Fund Accounts and current Accumulation Unit Values, and
     .    your last payment and/or withdrawal.

You may access Touchline(R) by using your touch-tone phone and dialing 1-800-531-5433. You will need your USAA number or Social Security number and your USAA PIN (the unique personal identification number you use for all USAA Touchline(R) services and usaa.com or the last 4 digits of your Social Security number). We will also send you periodic reports concerning your Policy and the Separate Account. (See "Reports and Records.")

How do I access my cash value?
------------------------------

You can partially or fully surrender the Policy for a portion or all of its cash value, less any applicable charges, any Indebtedness, and any due and unpaid Monthly Deductions. We assess an administrative charge equal to the lesser of $25 or 2% of the amount withdrawn for each partial surrender paid. We also assess a surrender charge for full surrenders. (See "Surrenders" and "Charges and Deductions - Surrender Charges.") Partial surrenders and related surrender charges will reduce your Policy's death benefit on a dollar for dollar basis. (See "Changing Your Policy's Specified Amount" under "Death Benefits.") Full surrenders will terminate the Policy. (See "Tax Matters" for a discussion of the tax consequences of surrenders.)

Can I borrow against the Policy's cash value?
---------------------------------------------

Yes. You may borrow money from us, after your Policy has been in effect one year. You may borrow by using your Policy as the sole security for the loan. The most you can borrow against your Policy is 85% of its cash surrender value. In some cases, we may reduce the amount you can borrow. Interest on any loan is payable in advance at the maximum annual interest rate of 6% (4.5% for preferred loans). Lower rates may be available. A loan, whether repaid or not, will have a permanent effect on the death benefit and cash value of your Policy. (See "Loans.")

                                      16 A

What will cause the Policy to lapse without value?
--------------------------------------------------

Lapse will only occur when your cash value is insufficient to pay the Monthly Deduction plus any loan interest then due and we do not receive sufficient payment during the grace period, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See "Lapse and Reinstatement.")

Will the Policy's death benefit and cash value be taxed?
--------------------------------------------------------

The Policy is intended to meet the definition of a "life insurance contract" under federal tax law. Therefore, the Policy's death benefit should be fully excludable from the Beneficiary's gross income if paid by reason of the death of the Insured. In addition, any earnings on your investment in a Variable Fund Account should not be taxable to you while the Policy is in effect unless you surrender some or all of your Policy's cash value. We do not intend this discussion to be tax advice. You should consult with your own tax advisor before purchasing a Policy. (See "Tax Matters.")

Can I obtain personalized illustrations demonstrating how the Policy might work?
--------------------------------------------------------------------------------

Yes. We will furnish, upon request and at no charge, a personalized illustration reflecting the proposed Insured's age, sex, and rate class. Where applicable, we will also furnish upon request an illustration for a Policy that is not affected by the sex of the Insured. We will base all such personalized illustrations, to the extent appropriate, upon the methodology and format of the form of illustration filed with the SEC. (See "Registration Statement.")

Do I have a "free look" right to examine the Policy?
----------------------------------------------------

Yes. You may cancel the Policy within 10 days after receiving it, or such longer period as state law may require. Your initial premium payment allocated to any of the Variable Fund Accounts is invested in the Vanguard Money Market Portfolio Variable Fund Account during the Free Look Period plus 5 calendar days. If you cancel, we will give you a refund. (See "Free Look Right.")

                                      17 A

                       This page left blank intentionally

                                      18 A

------------------
POLICY INFORMATION
------------------

Policy Issuance
---------------

Who May Purchase a Policy

Any individual of legal age in a state where we may lawfully sell the Policies can apply to purchase a Policy. However, we will not issue a Policy that insures a person who is over 80 years of age.

How to Purchase a Policy

To obtain a Policy, you must complete an application and submit it, along with your initial premium payment (if required), to our Home Office. You also must provide us with satisfactory evidence of your insurability as part of the application or "underwriting" process. During the underwriting process, we will normally ask you to complete a medical examination so that we can assign you to an underwriting or "rate" class that we will use to determine your cost of insurance charges.

After we complete our underwriting process, we will promptly notify you of our decision regarding your application. We reserve the right to reject any application for any reason. If we accept your application, the insurance coverage provided by your Policy will begin as of the Effective Date. We may, at our discretion, backdate the Effective Date of a Policy by up to 6 months prior to the date of your application, if by doing so the Insured's issue age, and hence your cost of insurance charges, would be lower. If we backdate a Policy, your initial premium must include sufficient premium to cover the backdating period. We will make Monthly Deductions for the period the Policy is backdated. You will not receive any investment performance for the backdating period.

Effective Date of Your Policy

Insurance coverage begins on the Policy's Effective Date. We will need to receive your first premium payment to put your Policy into effect, unless the Specified Amount you are applying for, plus any other insurance you currently have with USAA Life, exceeds $500,000, in which case we will bill you. If you pay your first full premium with your Policy application and we issue the Policy as applied for, the Effective Date will ordinarily be the date we approve the application and issue your Policy.


Premium Payments
----------------

Methods of Payment

We accept premium payments made by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "USAA Life Insurance Company" or "USAA Life." We also accept premium payments made by bank draft, by wire, or by exchange from another insurance company. All premium payments must be sent directly to our Home Office. You can also use our Automatic Payment Plan to have monthly premium payments automatically deducted from your bank account. For further information about how to make premium payments by these methods and any other method we may make available, please contact us by calling 1-800-531-4265.

Amount and Frequency of Payments

You generally have the flexibility to determine the amount and frequency of your premium payments. You must, however, maintain sufficient cash value to keep your Policy in effect. (See "Lapse and Reinstatement.") In addition, you must observe the limitations described below.

     Initial Premium Payment. To issue a Policy, we generally require that you provide us with an initial premium payment equal to at least one full Planned Periodic Premium Payment, as specified in your Policy. If you have elected to use our Automatic Payment Plan, the minimum initial premium payment would equal 2 monthly payments under the Plan.

                                      19 A

     Minimum and Maximum Premium Payments. Except for your initial premium payment, we do not require any minimum premium payment. However, at no time may the total amount of your premium payments exceed the maximum amount allowed by federal tax law, unless necessary to prevent lapse. We will monitor your Policy's cash value and the amount of life insurance at risk to us that is required to qualify the Policy as life insurance and to exclude the death benefit from the Beneficiary's taxable income. If a premium payment would cause you to exceed the maximum amount allowed by federal tax law, we will refund the excess premium payment to you. We also may invite you to apply, subject to proof of insurability, to increase the Specified Amount of your Policy. For more information, please refer to "Tax Matters."

Allocation of Premiums
----------------------

On your Policy application, you must specify how much of your Net Premium Payments you want to allocate to each Variable Fund Account. You can specify allocations in increments as small as 1/10th of one percent, provided that the total amount of your allocations equals 100%.

     Premiums Received During the Application Process. We will hold your initial premium payment in our general account during the application process. During this time, we will not credit any earnings to you.


     Premiums Received During Free Look Period. We will allocate your initial Net Premium Payment to the Vanguard Money Market Portfolio Variable Fund Account at the Account's Accumulation Unit Value next computed on the date we accept your application. We will allocate any subsequent Net Premium Payment that you make during your Free Look Period to the Vanguard Money Market Portfolio Variable Fund Account at the Account's Accumulation Unit Value next computed on the Date of Receipt of the payment. (See "Calculating Your Value in the Variable Fund Accounts.") Your Net Premium Payments will remain in the Vanguard Money Market Portfolio Variable Fund Account for the Free Look Period plus 5 days. On the Valuation Date immediately following the end of that period, we will allocate your Net Premium Payments, plus any earnings, among the Variable Fund Accounts in accordance with the allocation instructions you specify on your Policy application, at the Accumulation Unit Value next computed on that Date.

     Premiums Received After Free Look Period. We will allocate Net Premium Payments that you make after your Free Look Period in accordance with the allocation instructions you specify on your Policy application, unless you direct otherwise. We will credit your Net Premium Payments to the Variable Fund Accounts on the Date of Receipt at the Accumulation Unit Value next computed on that date.

     Changing Your Allocations. You may change your allocation instructions at any time by telephone or by Notice to Us. There are no charges or fees for changing your allocation instructions. The allocation change will become effective with the first premium payment we receive on or following the Date of Receipt of your request.

Planned Periodic Premium Payments

You may, for convenience, choose to make planned periodic premium payments. Your Policy will show a schedule of planned periodic premium payments and, if you like, we will send you premium notices at quarterly, semiannual, or annual intervals. To facilitate planned periodic premium payments, we also will accept monthly premium payments through our Automatic Payment Plan. You are not obligated to follow the schedule of planned periodic premium payments and failing to do so will not itself cause your Policy to lapse. Conversely, following the schedule will not guarantee that your Policy will remain in effect, unless you have made enough premium payments to qualify for the Guaranteed Death Benefit. (See "Guaranteed Death Benefit.")

                                      20 A

Annual Target Premium Payment

We will use the Annual Target Premium Payment specified in your Policy to determine whether we will deduct a premium charge from your premium payments or a surrender charge if you fully surrender. (See "Premium Charge" and "Surrender Charge" under "Charges and Deductions.") We also will use the Annual Target Premium Payment to determine whether the Guaranteed Death Benefit applies. (See "Guaranteed Death Benefit" under "Lapse and Reinstatement.") We determine the Annual Target Premium Payment actuarially based on the age, sex and rate class of the Insured, and the insurance benefits contained in the Policy.

Investment Options
------------------


Currently, you may invest, through the Separate Account, in up to 18 Funds. The Separate Account consists of 18 Variable Fund Accounts, 5 of which correspond to Funds of the USAA Life Investment Trust ("Trust"), 8 of which correspond to Funds of the Vanguard(R) Variable Insurance Fund ("Vanguard Fund"), 3 of which correspond to Funds of the Fidelity(R) Variable Insurance Products Funds ("Fidelity Funds"), and one each of which corresponds to a Fund of the Scudder Variable Series I ("Scudder Series") and The Alger American Fund ("Alger Fund"). You can invest in a Fund by allocating Net Premium Payments to the corresponding Variable Fund Account.


The Variable Fund Accounts are managed by the following professional money managers:

     .    USAA Investment Management Company ("USAA IMCO")
     .    The Vanguard Group, Inc. (the "Vanguard Group")
     .    Fidelity Management & Research Company ("Fidelity Management")
     .    Zurich Scudder Investments, Inc. ("Zurich Scudder")
     .    Fred Alger Management, Inc. ("Alger Management")
     .    Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley")
     .    Granahan Investment Management, Inc. ("Granahan Investment")
     .    Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
     .    Investment Management North America Inc. ("Schroder Investment")
     .    Wellington Management Company, LLP ("Wellington Management")

USAA IMCO is a wholly owned indirect subsidiary of USAA. USAA is not affiliated with the Vanguard Group, Fidelity Management, Zurich Scudder, Alger Management, Barrow Hanley, Granahan Investment, GMO, Schroder Investment, or Wellington Management.

                                      21 A

Variable Fund Accounts

A brief description of each Variable Fund Account appears in the table below. For more information, including a discussion of potential investment and other risks, please refer to the accompanying prospectuses for the Funds.

-------------------------------------------------------------------------------------------------------

VARIABLE FUND ACCOUNT*   INVESTMENT OBJECTIVE                         INVESTMENT ADVISER

-------------------------------------------------------------------------------------------------------
USAA Life Growth and     Capital growth and current income
Income
------------------------------------------------------------------
USAA Life Aggressive     Appreciation of capital
Growth
------------------------------------------------------------------
USAA Life World          Long-term capital appreciation               USAA Investment Management
Growth                                                                Company
------------------------------------------------------------------    9800 Fredericksburg Road
USAA Life Diversified    Long-term capital growth, consistent with    San Antonio, Texas 78288
Assets                   preservation of capital and balanced by
                         current income
------------------------------------------------------------------
USAA Life Income         Maximum current income without undue risk
                         to principal
-------------------------------------------------------------------------------------------------------
Vanguard Diversified     Long-term growth of capital and a moderate   Barrow, Hanley, Mewhinney &
Value Portfolio          level of dividend income                     Strauss, Inc.
                                                                      One McKinney Plaza
                                                                      3232 McKinney Ave., 15/th/ Floor
                                                                      Dallas, Texas  75204
-------------------------------------------------------------------------------------------------------
Vanguard Equity Index    Long-term growth of capital and income by    The Vanguard Group
Portfolio**              attempting to match the performance of a     P.O. Box 2600
                         broad-based market index of stocks of        Valley Forge, Pennsylvania 19482
                         large-size U.S. companies
-------------------------------------------------------------------------------------------------------
Vanguard Mid-Cap Index   Long-term growth of capital by attempting    The Vanguard Group
Portfolio                to match the performance of a broad-based    P.O. Box 2600
                         market index of stocks of medium-size U.S.   Valley Forge, Pennsylvania 19482
                         companies
-------------------------------------------------------------------------------------------------------
Vanguard Small Company   Long-term growth of capital                  Granahan Investment
Growth Portfolio**                                                    Management, Inc.
                                                                      275 Wyman Street
                                                                      Waltham, Massachusetts 02154

                                                                      Grantham, Mayo, Van Otterloo
                                                                      & Co. LLC
                                                                      40 Rowes Wharf
                                                                      Boston, Massachusetts  02110
-------------------------------------------------------------------------------------------------------
Vanguard International   Long-term growth of capital                  Schroder Investment Management
Portfolio**                                                           North America Inc.
                                                                      31 Gresham Street
                                                                      London EC2V 7QA, England
-------------------------------------------------------------------------------------------------------

                                      22 A

-------------------------------------------------------------------------------------------------------

VARIABLE FUND ACCOUNT*   INVESTMENT OBJECTIVE                         INVESTMENT ADVISER

-------------------------------------------------------------------------------------------------------
Vanguard REIT Index      High level of income and moderate long-term  The Vanguard Group
Portfolio                growth of capital                            P.O. Box 2600
                                                                      Valley Forge, Pennsylvania 19482
-------------------------------------------------------------------------------------------------------
Vanguard High Yield      High level of income                         Wellington Management
Bond Portfolio                                                        Company, LLP
                                                                      75 State Street
                                                                      Boston, Massachusetts  02109
-------------------------------------------------------------------------------------------------------
Vanguard Money Market    Income while maintaining liquidity and a     The Vanguard Group
Portfolio**              stable share price of $1                     P.O. Box 2600
                                                                      Valley Forge, Pennsylvania 19482
-------------------------------------------------------------------------------------------------------
Fidelity VIP II          Long-term capital appreciation
Contrafund(R) Portfolio,
Initial Class

---------------------------------------------------------------------
Fidelity VIP Equity-     Reasonable income.  The Fund will also
Income Portfolio,        consider the potential for capital           Fidelity Management & Research
Initial Class            appreciation. The Fund's goal is to          Company
                         achieve a yield which exceeds the composite  82 Devonshire Street
                         yield on the securities comprising the       Boston, Massachusetts 02109
                         Standard & Poor's 500 Index(SM) ("S&P
                         500(R)").
---------------------------------------------------------------------
Fidelity VIP III         Capital appreciation
Dynamic Capital
Appreciation Portfolio,
Initial Class
-------------------------------------------------------------------------------------------------------
Scudder VSI Capital      Maximize long-term capital growth            Zurich Scudder Investments,
Growth Portfolio, Class                                               Inc.
A Shares                                                              Two International Place
                                                                      Boston, Massachusetts 02110
-------------------------------------------------------------------------------------------------------
Alger American           Long-term capital appreciation               Fred Alger Management, Inc.
Growth Portfolio                                                      1 World Trade Center, Ste 9333
                                                                      New York, New York 10048
-------------------------------------------------------------------------------------------------------


* As of May 1, 2001, USAA Life made available Variable Fund Accounts investing in the Vanguard Diversified Value Portfolio, the Vanguard Mid-Cap Index Portfolio, the Vanguard REIT Index Portfolio, the Vanguard High Yield Bond Portfolio, the Fidelity VIP II Contrafund(R) Portfolio, the Fidelity VIP Equity-Income Portfolio and the Fidelity VIP III Dynamic Capital Appreciation Portfolio. As of May 1, 2001, USAA Life no longer offers Variable Fund Accounts investing in the Deutsche VIT Equity 500 Index Fund, the Deutsche VIT Small Cap Index Fund, the Deutsche VIT EAFE(R) Equity Index Fund, the USAA Life International Fund or the USAA Life Money Market Fund.

**On May 1, 2001, USAA Life substituted shares of: (i) the Vanguard Equity Index
  Portfolio for shares of the Deutsche VIT Equity 500 Index Fund; (ii) the Vanguard Small Company Growth Portfolio for shares of the Deutsche VIT Small Cap Index Fund; (iii) the Vanguard International Portfolio for shares of the USAA Life International Fund and the Deutsche VIT EAFE(R) Equity Index Fund; and (iv) the Vanguard Money Market Portfolio for shares of the USAA Life Money Market Fund.

                                      23 A

Additions or Changes to Investment Options

We may, from time to time, make additional Funds or Mutual Funds available as investment options through corresponding Variable Fund Accounts. We may do so when, for example, we believe marketing or investment conditions warrant.


We also reserve the right, subject to compliance with applicable law, to change the Funds that are or may be available as investment options. We may, for example, eliminate or merge one or more Funds or substitute the shares of a Fund for those of another Fund or Mutual Fund. We may do so, in our sole discretion, if in our judgment further investment in any Fund would be inconsistent with the purposes of the Policies. We will give you written notice of the addition, elimination, merger, or substitution of any Fund to the extent required by law. In any event, the Separate Account may purchase other securities for other classes of policies.

In the event of any substitution or other change, we may, by appropriate endorsement, make any changes in your Policy and any future policies as may be necessary or appropriate to reflect the substitution or change. Also, we may operate the Separate Account as a management company, we may deregister it with the SEC in the event such registration is no longer required, or we may combine it with other USAA Life separate accounts.

Voting Privileges

Based on our present view of the law, we will vote the shares of the Funds that we hold directly or indirectly through the Separate Account in accordance with instructions that we receive from Owners entitled to give such instructions. The persons entitled to give voting instructions and the number of shares that a person has a right to instruct will be determined based on Variable Fund Account Values as of the record date of the meeting.


We will vote shares attributable to Policies for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine, based on SEC rules or other authority, that we may vote such shares ourselves in our own discretion. None of the Funds holds regular shareholder meetings.

Special Considerations


The Funds managed by the Vanguard Group, Fidelity Management, Zurich Scudder, Alger Management, Barrow Hanley, Granahan Investment, GMO, Schroder Investment, and Wellington Management offer shares to separate accounts of unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies. The Funds managed by USAA IMCO offer shares only to our separate accounts to fund benefits under the Contracts and the variable life insurance policies that we offer. The boards of directors or trustees of these Funds monitor for possible conflicts among separate accounts buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict.

To eliminate a conflict, a Fund's board of directors or trustees may require a separate account to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Policy Lapse and Reinstatement
------------------------------

Lapse

Your Policy will lapse at any time that your Policy cash value is insufficient to pay the Monthly Deduction and any loan interest then due, unless you have paid enough premiums to qualify for the Guaranteed Death Benefit. (See "Guaranteed Death Benefit.") You should not consider any deduction for the cost of insurance after lapse a reinstatement of the Policy (or of any benefit provided by rider) nor a waiver by us of the lapse.

                                      24 A

Grace Period

You have a grace period of 61 days during which to provide us with sufficient payment to keep your Policy in force. The grace period will begin on any Monthly Anniversary when your Policy cash value is insufficient to cover the Monthly Deduction for the following month and any loan interest then due. We will notify you, and any assignee of record, of the date the grace period expires and of the premium necessary to continue the Policy in effect. During the grace period, you must submit enough premium to cover 3 Monthly Deductions and any loan interest due. The grace period is 61 days long and begins on the date we send notice to you.

If you fail to pay the necessary premium within the grace period, a Policy lapse will occur, terminating all insurance, including benefits provided by rider. If the Insured dies during the grace period, we will pay the death benefit, less any due and unpaid Monthly Deductions and any loan interest due through the month of death, to your Beneficiary. We will not refund any cash value remaining in the Policy at the beginning of the grace period during the grace period or at lapse.

Guaranteed Death Benefit

You have the option to pay planned periodic premium payments based on the Annual Target Premium Payment specified in your Policy. If on any Monthly Anniversary during your first 5 Policy Years the total premium you have paid, less any partial surrenders, is equal to or greater than the Annual Target Premium Payment specified in your Policy, adjusted to reflect the number of Monthly Anniversaries that have occurred since the Policy's Effective Date, then we guarantee that your Policy will not lapse, even if the cash value is insufficient to pay for the Monthly Deduction and any loan interest then due. The Guaranteed Death Benefit is only available during the first 5 Policy Years.

To illustrate how the Guaranteed Death Benefit works, let's assume your Annual Target Premium Payment is $2,000. If you have paid an amount equal to 3 1/2 Annual Target Premium Payments or $7,000, your Policy will not lapse, during the first 3 1/2 Policy Years, even if your cash value on any Monthly Anniversary during that period is insufficient to pay your Monthly Deduction and any loan interest then due. The same would be true on any Monthly Anniversary thereafter, until after the 5th Policy Year, provided you have met the then applicable Annual Target Premium Payment requirements. Conversely, if you have not met the applicable Annual Target Premium Payment requirements on any Monthly Anniversary, the Guaranteed Death Benefit would not apply and your Policy would lapse if your cash value is insufficient to pay your Monthly Deduction and any loan interest then due.

If you change your Policy's Specified Amount within the first 5 Policy Years, we will declare a new Annual Target Premium Payment and use it to determine whether the Guaranteed Death Benefit applies.

Reinstatement

You may reinstate a lapsed Policy within 5 years from the date of lapse and before the Policy's Maturity Date. We will require the following for reinstatement:

     .    a completed written application for reinstatement;
     .    proof of insurability satisfactory to USAA Life;
     . payment of premium sufficient to pay the estimated Monthly Deductions for at least the 3 Policy months beginning with the effective date of reinstatement; and
     .    payment of, or agreement to reinstate, any Policy Indebtedness.

The Effective Date of the reinstated Policy will be the Monthly Anniversary on or before approval date of reinstatement.

Upon reinstatement, we will reinstate your Policy's death benefit to the Specified Amount in effect at lapse, less, if applicable, any reinstated Indebtedness. Your Policy's initial reinstated cash value will be the net reinstated premium less the Monthly Deduction for the month following the Effective Date of the reinstatement plus, if applicable, any reinstated Indebtedness plus any interest earnings credited to

                                      25 A
the loan collateral held in the general account. You will not receive any past performance during the grace period.

One advantage of reinstating a lapsed Policy is that we will not deduct the first-year-only administrative charge again if it has already been paid. A possible disadvantage of reinstatement is that you must pay or reinstate any Policy Indebtedness.

Charges and Deductions
----------------------

Premium Charge

We deduct a 3% premium charge from each premium we receive to compensate us for selling expenses and taxes. The resulting Net Premium Payment is the amount we allocate to the Variable Fund Accounts that you select.

We will deduct the premium charge from all of your premium payments until the gross amount of premium payments we receive exceeds the sum of the Annual Target Premium Payments payable over 10 years. (See "Annual Target Premium Payment.") If you increase or decrease the Specified Amount, we will calculate a new Annual Target Premium Payment for you and use it to determine whether the premium charge applies.

To illustrate how this charge works, if your Annual Target Premium Payment is $2,000, we would no longer deduct the premium charge once you have paid in premiums of $20,000 ($2,000 per Policy Year for 10 years).

Monthly Deductions from Cash Value

On your Policy's Effective Date, and each Monthly Anniversary thereafter, we will deduct certain monthly charges from your Policy's cash value. (See "Deduction of Charges.") The Monthly Deduction will include your cost of insurance charges, charges for any optional insurance benefits provided by rider, an administrative charge, and a maintenance charge, as described below.

     Cost of Insurance Charges. Your monthly cost of insurance charges will depend on a number of variables, including:

     . the Specified Amount of insurance coverage and death benefit option you select (both of which affect the net amount at risk to us);
     . your cost of insurance rate (which is based on the Insured's age, sex, and rate class); and
     . the investment experience of your value in the Variable Fund Accounts. For more information on how we determine your cost of insurance charges, see "Calculating Your Cost of Insurance."

     Charges for Optional Insurance Benefits. The Monthly Deduction will include charges for any optional insurance benefits added to the Policy by rider. (See "Optional Insurance Benefits.")

     Administrative Charge (First Policy Year Only). During your first 12 Policy months only, we will deduct a monthly administrative charge of $10. This charge compensates us for start-up administrative expenses that we incur in issuing your Policy. These expenses include, for example, the cost of processing your application, conducting a medical examination, determining insurability and rate class, and establishing Policy records. The investment advisers or other affiliates of certain Mutual Funds reimburse USAA Life for the cost of administrative services provided to the Funds as investment options under the Policies. Compensation is paid out of fee earnings, based on a percentage of a Fund's average net assets attributable to a Policy.

     Recurring Maintenance Charge. The Monthly Deduction will include a recurring maintenance charge of $5. This charge compensates us for the recurring administrative expenses related to the maintenance of your Policy and of the Separate Account. These expenses include, for

                                      26 A
     example, premium notices and collection, recordkeeping, processing death benefit claims, Policy changes, reporting, and overhead costs. We guarantee that this charge will not increase during the life of the Policy.

Separate Account Charges

We deduct certain charges on a daily basis as a percentage of the value of each Variable Fund Account of the Separate Account. These charges have the affect of reducing your Policy's cash value.


     Mortality and Expense Charge. We assess a daily charge of .00204% (equal to .75% annual rate) against the values of each Variable Fund Account for mortality and expense risks that we assume under the Policies. We guarantee that this charge will not increase during the life of your Policy. The mortality risk that we assume is that Insureds may live for a shorter period of time than we estimate and, thus a greater amount of death benefits than expected will be payable. The expense risk we assume is that expenses incurred in issuing and administering the Policies will be greater than we estimate.

     Federal Income Tax Charge. Currently, we make no charge against the Separate Account for federal income taxes that may be attributable to the Separate Account. We may, however, make such a charge in the future, should it be necessary. We also may make charges for other taxes, if any, attributable to the Separate Account. (See "Tax Matters.")

Transfer Charges


We assess a $25 charge for each value transfer between Variable Fund Accounts in excess of 6 per Policy Year. As part of the Fund substitutions effective on May 1, 2001, you may freely transfer your money among the available Variable Fund Accounts without it counting against your annual transfer limit and free of transfer charges until June 30, 2001. (See "Transfer of Value" and "Deduction of Charges.")

Surrender Charges

     Partial Surrender Charge. For each partial surrender of cash value, we assess a charge equal to the lesser of $25 or 2% of the amount withdrawn. We also refer to this charge as an "administrative processing fee." (See "Partial Surrenders" and "Deduction of Charges.")

     Full Surrender Charge. For full surrenders prior to the end of the 10th Policy Year, we assess the surrender charge described below. The purpose of the surrender charge is to compensate us for the expenses we incur in distributing the Policies. The amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in your Policy, regardless of the amount of premiums you actually pay. (See "Annual Target Premium Payment.") The applicable percentage depends on when you surrender. As shown in the table below, the applicable percentage declines each Policy Year to 0% after the 10/th/ Policy Year.

----------------------------------------------------------------------------------------
Surrender Charge as a % of Annual Target Premium Payment
------------------------------------------------------------------------------------------------
Policy Year      1       2      3      4      5      6       7      8      9      10     11+

Applicable %     50%     45%    40%    35%    30%    25%     20%    15%    10%    5%     0%
------------------------------------------------------------------------------------------------

To illustrate how the surrender charge works, if your Annual Target Premium Payment is $2,000 and you surrendered your Policy in full during the first Policy Year, the surrender charge would be determined by multiplying 50% times $2,000 = $1,000. Thus, in this example the surrender charge would be $1,000.

If you increase or decrease your Policy's Specified Amount within the first 10 Policy Years, we will declare a new Annual Target Premium Payment for you, which we will use to determine the surrender charge. (See "Changing Your Policy's Specified Amount.") However, we will not impose a surrender charge at the time you decrease your Policy's Specified Amount.

                                      27 A

Other Charges

The Variable Fund Accounts purchase shares of the Funds at the Net Asset Value of the shares. The net asset value reflects the investment management fees and other expenses already deducted from each Fund's assets. These fees and other expenses appear under "The Policy At a Glance." Please refer to the accompanying prospectuses for the Funds for more information on these fees and expenses.

Deduction of Charges

We will deduct the Monthly Deduction, any partial surrender charge, and any transfer charge from your value in each Variable Fund Account in the same proportion as each Variable Fund Account's value has to the total Policy cash value. If you direct us in advance, we will permit you to specify from which Variable Fund Account(s) you want the partial surrender charge and transfer charge deducted.

Death Benefit
-------------
The Policy offers two death benefit options, Option A and Option B, which you select on your Policy application.

If you select Option A, your death benefit will be the greater of:

     .    your Policy's Specified Amount, or
     . the Minimum Amount Insured (which is a specified percentage of your cash value based on the Insured's age). (See "Minimum Amount Insured.")

If you select Option B, your death benefit will be the greater of:

     .    your Policy's Specified Amount plus your cash value, or
     .    the Minimum Amount Insured.  (See "Minimum Amount Insured.")

Under either option, we will reduce the amount of death benefit we pay by the amount of any outstanding Indebtedness and any due and unpaid Monthly Deductions. (See "Payment of Policy Benefits.") Please note that partial surrenders and related surrender charges also will reduce the amount of your death benefit. (See "Changing Your Policy's Specified Amount.")

The death benefit payment will be increased by any applicable optional insurance benefits provided by rider. (See "Optional Insurance Benefits.")

Choosing between Option A and Option B.

Both Option A and Option B provide insurance protection and the opportunity to build your cash value. When choosing between Option A and Option B, one way to differentiate the two may be to think of Option A as emphasizing potential cash value growth and Option B as emphasizing potential death benefit growth, as explained below.

Under Option A, any cash value you build will decrease the net amount at risk to us relative to the amount of death benefit we must pay if the Insured dies. As a result, all other things being equal, your cost of insurance charges generally will be lower under Option A than under Option B for the same Specified Amount. Lower monthly cost of insurance charges may enable you to build cash value faster than if you were paying higher cost of insurance charges under Option B. There is, however, no minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could fall to zero. (See "Cash Value.")

Under Option B, unlike Option A, any cash value you build will increase the amount of your death benefit. As a result, all other things being equal, your death benefit under Option B generally will be greater than your death benefit under Option A for the same Specified Amount.

                                      28 A

Illustrations of Option A and Option B

To illustrate the differences between Option A and Option B, let's assume that the Insured is less than 40 years old, that your Policy's Specified Amount is $100,000, that you have no loan or outstanding Monthly Deductions, and that your Policy cash value is $25,000.

Under Option A, your death benefit would be the greater of $100,000 and the Minimum Amount Insured. Under Option B, your death benefit would be the greater of $125,000 ($100,000 plus $25,000) and the Minimum Amount Insured.

Under both Options, the death benefit would be higher than the Minimum Amount Insured, which would be $62,500, in this example. (The Minimum Amount Insured is calculated by multiplying the cash value (ignoring the amount of any outstanding Indebtedness) by a specific percentage which is based on the Insured's age. In this example, the prescribed percentage would be 250%. Different percentages apply at different ages, and generally decline as you get older. (See "Minimum Amount Insured.")

Now let's assume that instead of $25,000 your cash value is $50,000. The Minimum Insured Amount would be $125,000 (250% times $50,000). Under Option A, your Minimum Insured Amount would be greater than the Specified Amount. As a result, your death benefit would be $125,000. On the other hand, under Option B, your death benefit ($150,000) would be higher than the Minimum Amount Insured ($125,000).

Changing Your Death Benefit Option

After the death benefit option you selected on your application has been in effect for one Policy Year, you may change it by sending Notice to Us. The new death benefit option also must remain in effect for one Policy Year before we will allow another change. There is no charge or fee for changing the death benefit option. The change will become effective on the Monthly Anniversary on or following the date we approve the change.

If you change your death benefit from Option A to Option B, your Policy's new Specified Amount will be the old Specified Amount decreased by your Policy's cash value (ignoring the amount of any outstanding Indebtedness) as determined on the Date of Receipt of your Notice to Us. We will not allow this change if it would result in a Specified Amount that is less than the minimum Specified Amount of $50,000 ($25,000 for Insureds less than 18 years of age). Changing from Option A to Option B will require proof of insurability, if you wish your Policy's new Specified Amount under Option B to be the same as the old Specified Amount under Option A.

If you change your death benefit option from Option B to Option A, your Policy's new Specified Amount will be the old Specified Amount increased by your Policy's cash value (ignoring the amount of any outstanding Indebtedness) next determined on the Date of Receipt of your Notice to Us. Changing from Option B to Option A does not require proof of insurability, unless you make changes in your Policy's Specified Amount or elect optional benefits available by rider.

A change in death benefit option will affect your cost of insurance. (See "Calculating Your Cost of Insurance.") We will recalculate the maximum premium limitation following a change in death benefit option. (See "Minimum Amount Insured" under "Calculating Your Cost of Insurance.")

Changing Your Policy's Specified Amount

Within certain limits, you may increase or reduce your Policy's Specified Amount. A change in Specified Amount may increase or decrease your cost of insurance charges. (See "Calculating Your Cost of Insurance.") A change in the Specified Amount also may have tax consequences. (See "Tax Matters.") Changes in Specified Amount do not necessarily require changes in planned periodic premiums. (See "Planned Periodic Premium Payments.") However, any increase or decrease in Specified Amount will require us to declare a new Annual Target Premium Payment for the new Specified Amount. (See "Annual Target Premium Payment.") Whether the premium charge applies will be determined using the new Annual Target Premium Payment. (See "Premium Charge.") We will recalculate the maximum

                                     29 A
premium limitation following an increase or decrease in Specified Amount. (See "Premium Payments" and "Tax Matters.")

The minimum amount by which you can increase your Policy's Specified Amount is $25,000, unless such increase is made in conjunction with a change in death benefit option or to satisfy Internal Revenue Code requirements. For any increase, you must apply in writing and we will require satisfactory proof of insurability. The increase will become effective on the Monthly Anniversary on or following the date we approve the increase. Your rights to cancel your Policy do not apply to increases in Specified Amount.

We will not allow a reduction in your Policy's Specified Amount (other than that resulting from a partial surrender of cash value under Option A) that results in a Specified Amount that is less than $50,000 ($25,000 if the Insured is less than 18 years of age), nor will we allow a reduction that would cause your Policy not to qualify as life insurance for federal tax law purposes. You must make requests for reduction in writing. For purposes of determining your cost of insurance charge, we will apply any decrease in Specified Amount against the most recent increase in Specified Amount. The decrease will become effective on the Monthly Anniversary on or following the Date of Receipt of your Notice to Us.

Partial surrenders will reduce your Policy's death benefit on a dollar for dollar basis unless the death benefit is the Minimum Amount Insured, in which case your death benefit will be reduced by a multiple of the amount surrendered. Under death benefit Option A, we will reduce the Specified Amount and the cash value by the amount of the partial surrender. Under death benefit Option B, we will reduce only the cash value portion of the death benefit by the amount of the partial surrender.

Other Policy Benefit
--------------------

Optional Insurance Benefits

Subject to certain underwriting or issue requirements, you may add one or more of the following optional insurance benefits to your Policy by rider. Each rider's description in this Prospectus is subject to the specific terms of the rider as each contains definitions, contractual limitations, and conditions. We will deduct the cost of any optional insurance benefits as part of the Monthly Deduction. (See "Monthly Deductions.")

     Accelerated Benefits for Terminal Illness Rider. This rider provides for an early benefit payment to you upon receipt of proof that the Insured is terminally ill (as defined in the rider). The rider is not available in all states. The maximum amount you may receive under the rider prior to the Insured's death is 50% of the then current death benefit payable under the Policy (excluding additional benefits payable under other riders) or, if less, $250,000. We will deduct the amount of any Indebtedness from the amount of the early payment. We treat the early payment as a "lien" against Policy values. We reduce the death benefit by the amount of the lien and any Policy loans, plus accrued interest. We will continue to make Monthly Deductions after the early payment. The Owner's access to the cash value of the Policy through Policy loans, partial surrenders, or full surrender is limited to any excess of the cash value over the amount of the lien. We charge interest on the amount of the early payment and any unpaid Monthly Deductions. We require premium payments to be made for cost of insurance that are still required to be made after the early payment. If such payment is not paid when due, we will pay the premium on behalf of the Owner and add that amount to the early payment amount to be deducted from the death benefit. If the amount of the early payment plus accrued interest and required unpaid cost of insurance premiums ever exceed the amount of the death benefit, we will terminate the Policy and no additional insurance benefits will be payable.

     Accidental Death Benefit Rider. This rider provides an additional life insurance benefit if the Insured's death results from accidental bodily injury (as defined in the rider). You can select an additional life insurance benefit up to a maximum of $200,000, or the Specified Amount, whichever is less. The premium for this rider is $.84 per $1,000 of coverage per year.

                                     30 A

     Children Term Life Insurance Rider. This rider provides level term life insurance on the lives of the Insured's children (as defined in the rider). The cost for this rider is $6 per $1,000 of coverage per year.

     Extended Maturity Date Rider. This rider permits you to extend your Policy's Maturity Date up to 10 years beyond what it otherwise would be (i.e., the Monthly Anniversary following the Insured's 100th birthday). The death benefit during the extended maturity period will be your Policy's cash value less any Indebtedness. Also during this period, the Policy's cash value will continue to accrue in the same manner as described in the Policy, and any Policy loans in effect will continue to accrue interest. We will not deduct cost of insurance charges or accept additional premium payments during this period. We will assess a maintenance charge during this period. Extension of the Maturity Date is subject to all of the terms and conditions of the Policy, except where they are inconsistent with the rider. Extending the maturity date of your Policy beyond the Insured's age 100 may result in the current taxation of any increases in your Policy's cash value that result from investment experience in the Variable Fund Accounts. You should consult a qualified tax adviser before making such an extension.

     Waiver of Monthly Deduction Rider. This rider waives your Monthly Deduction during periods of total and permanent disability of the Insured, but only if the Insured has been totally and permanently disabled (as defined in the rider) for at least 6 consecutive months. We will not deduct the amount of any Monthly Deduction waived under this rider from the cash value proceeds payable upon maturity of your Policy, or the death benefit proceeds payable if the Insured dies before the Policy matures. If Option A is in effect when we approve a claim under the rider, we will change your death benefit option from Option A to Option B as of the Monthly Anniversary after the disability began. While we are paying benefits under the rider, you may not increase your Policy's Specified Amount. Please note that the rider does not apply to interest under your Policy loans. As a result, it is possible that your Policy could lapse for nonpayment of loan interest. The premium for this rider varies based upon the age of the Insured.

If you would like further information about the optional insurance benefits available under your Policy, please contact us at 1-800-531-2923. Please note that adding or deleting riders, or increasing or decreasing coverage under the riders, can have tax consequences. (See "Tax Matters.") You should consult a qualified tax adviser.

Benefits at Maturity

If the Insured is living, we will pay the cash value of your Policy, less any Indebtedness, when your Policy matures. All Policies will mature on the Monthly Anniversary following the Insured's 100th birthday unless extended by rider.

Payment of Policy Benefits
--------------------------

Payment of Death Benefit

As long as your Policy has not terminated due to lapse, maturity, or full surrender, we will pay your Policy's death benefit to your Beneficiary. We will usually pay the death benefit within 7 days after we receive due proof of death at our Home Office and all other requirements necessary to make payment. We will determine the cash value portion of the death benefit as of the Valuation Date immediately following the date of death. We will pay the death benefit in cash or under one or more of the payment options you have selected in advance. If you have not selected a payment option, your Beneficiary may select the payment option prior to (or after) the Insured's death. We may postpone payment of the death benefit in certain circumstances. (See "Postponement of Payments.")

We will reduce the death benefit by any Indebtedness and any due and unpaid Monthly Deductions. These proceeds will be increased by any applicable additional optional insurance death benefits provided by rider.

                                     31 A

Payment of Maturity Benefit

If your Policy matures before the Insured dies, we will normally pay you the cash value of your Policy (reduced by any Indebtedness and any due and unpaid Monthly Deductions) within 7 days after the Valuation Date on which the Policy matures. We may postpone payments in certain circumstances. (See "Postponement of Payments.")

Death Benefit Payment Options

We will pay the death benefit in a lump sum or under one of the payment options below. During the Insured's lifetime, you may select a payment option. If the Insured dies and you have not chosen a payment option, your Beneficiary can choose a payment option. If you have selected a payment option before the Insured's death, your Beneficiary may not change that option after the Insured's death. Proceeds applied under a payment option will no longer vary by the investment experience of the Variable Fund Accounts.

The nature and timing of your choice of payment option can effect the tax consequences to you or your Beneficiary. You should consult your tax adviser.

     Interest Only Option. The Policy's principal amount may be left on deposit with USAA Life for a mutually determined period, not to exceed 30 years. We will make interest payments at mutually determined regular intervals. The principal amount will earn interest at a minimum rate of 3% compounded annually. At the end of the fixed period, we will pay the principal amount.

     Installments for a Fixed Period Option. Under this option, we will pay the principal amount plus interest in equal or unequal installments for a specified number of years (not more than 30), as mutually agreed upon. The amount of the installments will not be less than that shown in the Table of Guaranteed Payments contained in your Policy.

     Installments of a Fixed Amount Option. Under this option, we will pay the principal amount plus interest in equal or unequal installments, as mutually agreed upon, until the amount applied, together with interest on the unpaid balance, is paid in full.

     Other Options. We will apply the sum under any other option mutually agreed upon.

Any arrangements involving more than one payment option, or involving a Beneficiary that is not a natural person (e.g., a corporation) or who is a fiduciary (e.g., a trustee) are subject to our approval. In addition, the details of the arrangements are subject to our rules in effect at the time the arrangements take effect.

The Beneficiary may designate a successor payee as to any amount that we would otherwise pay to the Beneficiary's estate. Amounts applied under these payment options will not be subject to the claims of creditors or to legal process, to the extent permitted by law.

Cash Value
----------

Your Policy's cash value will vary:

     . on a daily basis with the investment experience of the Variable Fund Accounts to which you have allocated your Net Premium Payments;
     . to reflect the effect of various Policy transactions, such as additional premium payments, partial surrenders, and Policy loans; and
     .  to reflect applicable charges and deductions.

Your Policy does not provide a minimum guaranteed cash value, which means you bear the entire investment risk that your cash value could fall to zero.

                                     32 A

On your Policy's Effective Date, your cash value will equal your Net Premium Payments, less the Monthly Deduction for the following Policy month. Thereafter, your cash value on any Valuation Date will equal the sum of:

     .   your Policy's value in each Variable Fund Account;
     . plus, if applicable, any value held in our general account to secure any Policy loan;
     . plus any interest earnings credited on the value held in the general account;
     .   less the amount of any outstanding Indebtedness;
     . less any Monthly Deductions, transfer charges, and partial surrender charges applied through that date. (See "Loans.")

On each Monthly Anniversary, the Monthly Deduction will reduce your Policy's cash value.

Calculating Your Value in the Variable Fund Accounts

When you invest in a Variable Fund Account, you are purchasing units of interest or "Accumulation Units" ("units") of that Account. You purchase units at their price next determined on any given Valuation Date following the receipt of your payment. Therefore, on any given Valuation Date, you can calculate the value of your investment in a Variable Fund Account by multiplying (1) the number of units of each Variable Fund Account credited to your Policy by (2) the price of the units on that Date.

We determine the number of units to credit to you by dividing (1) the Net Premium Payment you allocate to a Variable Fund Account by (2) that Variable Fund Account's price per unit or "unit value" next computed on the Date of Receipt of the premium payment. Certain transactions will affect the number of units in a Variable Fund Account credited to you. Net Premium Payments will increase the number of full or fractional units. Loans, partial or full surrenders, partial surrender charges, transfer charges, and Monthly Deductions involve redemption of full or fractional units and will decrease the number of units. In addition, Transfer of Value among Variable Fund Accounts will decrease the number of units in the Variable Fund Accounts from which value is transferred and increase the number of units in the Variable Fund Accounts to which value is transferred.

Each Variable Fund Account's units are valued separately. We calculate the value of an Accumulation Unit ("Accumulation Unit Value") for each Variable Fund Account on any Valuation Date by adjusting the unit value from the previous Valuation Date for:

     .   the investment performance of the corresponding Fund;
     .   any dividends or distributions paid by that Fund; and
     . the Separate Account charges that we assess. (See "Separate Account Charges".)

To find out daily what your cash value is, including the value and number of units of each Variable Fund Account credited to your Policy, please call us at 1-800-531-4265.

Transfer of Value
-----------------

Except during the first 30 days after your Policy becomes effective, you may transfer all or part of the value in any Variable Fund Account to any other Variable Fund Account of the Separate Account, up to 6 times per Policy Year, without charge. Each transfer thereafter is subject to a $25 charge. As part of the Fund substitutions effective on May 1, 2001, you may freely transfer your money among the available Variable Fund Accounts without it counting against your annual transfer limit and free of transfer charges until June 30, 2001.

The minimum amount you can transfer from any Variable Fund Account is $250 (or the remaining Account value if less). A transfer will result in the redemption or purchase (or both) of units of the Variable Fund Accounts involved. You may request a transfer by telephone or by Notice to Us. A request for transfer must clearly state the amount to be transferred, the Variable Fund Account from which it is to be withdrawn, and the Variable Fund Account to which it is to be credited. We will effect the transfer using the Variable Fund Account unit values next computed on the Date of Receipt of your request, unless a postponement of payments is in effect. (See "Postponement of Payments.")

                                      33 A

We reserve the right, at any time and without prior notice, to terminate, suspend, or modify these transfer privileges.

Loans
-----

After your first Policy Year, you may borrow money from USAA Life by using your Policy as the sole security for the loan. The amount that you may borrow is the "loan value." The maximum loan value is 85% of your cash surrender value.

You may request a loan by telephone or by Notice to Us, but you must obtain the written consent of all assignees and irrevocable Beneficiaries, if any, before we can make the loan.

We will usually pay you the loan proceeds within 7 days after the Date of Receipt of your loan request, unless a postponement of payments is in effect. (See "Postponement of Payments.")

Loan Collateral

When you take a loan, we will transfer an amount equal to the loan from your value in the Variable Fund Accounts to our general account. We make this transfer of "loan collateral" to secure your loan. You may specify the Variable Fund Accounts from which you want us to withdraw the loan collateral. If you do not so specify, we will withdraw the loan collateral from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy cash value. While a loan is outstanding, we will credit the loan collateral on a daily basis with interest at an effective annual rate of 4%.

Loan Interest

You are charged interest on the loan at a maximum annual rate of 6% payable in advance. We have the option of charging less. For Policies that have been in effect more than 10 Policy Years and if the Insured is age 55 or older, we charge a preferred loan interest rate of 4.5%. We have the option of charging less for a preferred loan. The entire amount of interest on your loan balance for each Policy Year is payable in advance at the commencement of the loan and at the beginning of each Policy Year thereafter. We will automatically deduct the interest from your Variable Fund Account(s) in the same proportion as each Account's value has to the total Policy cash value on the date the loan starts. Similarly, we will deduct interest from your Variable Fund Account(s) at the beginning of each Policy Year in the same proportion as each Account's value has to the total Policy cash value as of that date. If there is insufficient value in your Variable Fund Account(s) to pay the interest in advance, your policy will enter its grace period.

Because interest is paid in advance, loan repayments during a Policy Year may result in an overpayment of interest. We will credit any overpayment of interest to you on the date of any loan repayment.

Repayment of Indebtedness

You may repay your Indebtedness (i.e., loans and any unpaid interest) in full or in part at any time before the Insured's death and while the Policy is in effect. If not repaid, we will deduct the Indebtedness from any death benefit, maturity benefit, or full surrender proceeds. You may not repay loans and unpaid loan interest in existence at the end of the grace period until the Policy is reinstated.

You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. You may direct how you want your loan repayment to be allocated among the Variable Fund Accounts. If you do not specify an allocation, we will allocate your loan repayment to the Variable Fund Accounts in the same proportion as Net Premium Payments are being allocated to the Accounts.

Effect of Policy Loans

A loan will reduce the value of the Variable Fund Accounts from which it is deducted. Thus, the amount loaned will not share in the investment experience of the Variable Fund Accounts. Therefore, a loan, whether repaid or not, will have a permanent effect on the cash value of the Policy.

                                     34 A

We will determine loan values as of the Date of Receipt of the loan request. For situations where a Policy loan may be treated as a taxable distribution, see "Tax Matters."

Surrenders
----------

You may fully or partially surrender your Policy for all or part of its cash value to the extent described below. We will usually pay full or partial surrenders of cash value within 7 days after we receive your written request at our Home Office. We will determine the cash value of the surrendered amount as of the Date of Receipt of your request for surrender. There may be tax consequences in connection with a full or partial surrender. (See "Tax Matters.) You must obtain the written consent of all assignees or irrevocable Beneficiaries, if any, before we will process any request for surrender.

We will effect any surrenders using the Variable Fund Account unit values next computed on the Date of Receipt of your Notice to Us or, in the case of partial surrenders, your Notice to Us or telephone request. In certain circumstances, we may postpone the payment of surrenders. (See "Postponement of Payments.")

Full Surrenders

At any time before the Insured's death and while the Policy is still in effect, you may surrender your Policy for its entire cash surrender value by sending Notice to Us. We may require the return of the Policy. We also may assess a surrender charge. (See "Surrender Charges.") We sometimes refer to the net amount you would receive as the Policy's "cash surrender value." We will terminate your Policy and all insurance on the Date of Receipt of your Notice to Us.

Partial Surrenders

After your first Policy Year and while your Policy is still in effect, but before the Insured's death, you may surrender a portion of your Policy for cash. We will assess an administrative processing fee equal to the lesser of $25 or 2% of the amount withdrawn. You may direct how you would like us to withdraw a partial surrender and the administrative processing fee from your current value in the Variable Fund Accounts. If you do not specify a withdrawal allocation, we will withdraw the partial surrender and the administrative processing fee from the Variable Fund Accounts in the same proportion as each Account's value has to the total Policy cash value. (See "Surrender Charges" and "Deduction of Charges.") You may request a partial surrender by telephone or by Notice to Us.

Your Policy's remaining cash value after a partial surrender may not be less than an amount equal to the then current surrender charge for a full surrender.

Partial surrenders and related surrender charges will reduce your death benefit. (See "Changing Your Policy's Specified Amount" under "Death Benefit.")

Telephone Transactions
----------------------

You may submit requests to change your premium payment allocation, requests for partial surrenders, requests for loans, and requests for Transfer of Value among Variable Fund Accounts by telephone. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and only if we do not, will we be liable for any losses because of unauthorized or fraudulent instructions. We will obtain information prior to any discussion regarding your Policy including, but not limited to:

     .   your USAA number or Policy number,
     .   your name, and
     .   your Social Security number.

In addition, we will record all telephone communications with you and will send confirmations of all transactions to your address. Your Policy automatically authorizes you to make telephone transactions, subject to our right to modify, suspend, or discontinue this telephone transaction privilege at any time

                                     35 A
without prior notice. You may decline the option of utilizing the telephone transaction privilege when filling out your Policy application.

Dollar Cost Averaging Program
-----------------------------

The Dollar Cost Averaging Program enables you to make regular, equal investments over time into one or more of the Variable Fund Accounts, by transferring a fixed dollar amount at regular intervals from one or more Variable Fund Accounts under the Policy.

To begin the Dollar Cost Averaging Program, you must have at least $5,000 in the Variable Fund Account from which you intend to transfer value. The minimum amount that you may transfer is $100, or the remaining value of the Account, if less. The transfers must be scheduled to occur over a period of at least 12 months at monthly, quarterly, or semiannual intervals, as you elect.

You may select this Program by submitting a written request to our Home Office or by making a request by telephone. You may cancel your participation in this Program in the same manner.

We will process transfers under the Dollar Cost Averaging Program to be effective at the Accumulation Unit Values at the end of the Valuation Period that includes the date of the transfer. No charges apply to transfers made under the Dollar Cost Averaging Program.

We reserve the right to suspend, terminate, or modify the offering of the Dollar Cost Averaging Program upon providing you written notice 30 days in advance. Should we suspend or terminate the Program, the suspension or cancellation will not affect any Policy for which the Dollar Cost Averaging Program is already in effect.

Free Look Right
---------------

You may cancel your Policy within 10 days after receiving it, or such longer period as state law may require, by returning the Policy to us along with a written request for cancellation. Upon its return, we will refund the greater of:

     .   your premium payments, or
     . the value of the Variable Fund Accounts as of the Date of Receipt of your written request to cancel, plus any premium charge, Monthly Deduction, and mortality and expense charge that we deducted.

Postponement of Payments
------------------------

We may postpone payments of partial surrenders, full surrenders, Policy loans, maturity benefits, death benefits, and Variable Fund Account transfers beyond 7 days whenever:

     .   the New York Stock Exchange is closed,
     . the SEC, by order, permits postponement for the protection of Policy Owners, or
     .   the SEC requires trading to be restricted or declares an emergency.

We reserve the right to defer payment of any partial surrenders, full surrenders, Policy loans or refunds that would be derived from a premium payment made by a check until the check has cleared the banking system.

                                     36 A

-----------------------
MORE POLICY INFORMATION
-----------------------

Owners And Beneficiaries
------------------------

Owners

If you are the Owner of the Policy, the rights and privileges of the Policy during the lifetime of the Insured belong to you. Generally, the Owner is also the Insured, unless a different Owner is designated in the application or at a later date.

     Successor Owner. As Owner, you may designate a successor Owner. If you die without designating a successor Owner, ownership of the Policy will pass to your estate.

     Change of Ownership. As Owner, you may change ownership of your Policy, at any time, during the Insured's lifetime, by submitting Notice to Us. The change will take effect on the Date of Receipt of the request. A change of ownership is subject to the rights of an assignee of record and those of any irrevocable Beneficiary. We are not responsible for any payments made or actions taken before we receive your Notice to Us.

     Collateral Assignment. As Owner, you may assign the Policy as collateral security by submitting a Notice to Us. You will need to obtain the written consent of any irrevocable Beneficiaries and assignees of record before we recognize any assignment; however, a collateral assignment takes precedence over the interest of a revocable Beneficiary. The assignment will take effect as of the date we receive your Notice to Us. We are not responsible for the validity or effect of any collateral assignment, nor are we responsible for any payment or other action taken before we receive the Notice to Us. We are not bound by an assignment until we receive it at our Home Office.

We will pay any death benefit payable to an assignee in one lump sum. We will pay any remaining proceeds to the designated Beneficiary or Beneficiaries. A collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership, unless it is an absolute assignment. All collateral assignees of record must consent to any full surrender, partial surrender, loan or payment from a Policy under an Accelerated Benefits for Terminal Illness Rider. There may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary. Therefore, you should consult a qualified tax adviser prior to making an assignment.

Beneficiaries

You may name one or more Beneficiaries in your Policy application. You may classify Beneficiaries as primary, contingent, revocable, or irrevocable. If no primary Beneficiary survives the Insured, we will pay the Policy proceeds to the contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless you direct otherwise. A Beneficiary must survive the Insured in order to receive his or her share of the death benefit proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the remaining Beneficiaries of the same class who survive the Insured. If no Beneficiary survives the Insured, we will pay the proceeds to you, if you are alive, or, if not, to your estate.

     Change of Beneficiary. You may change the Beneficiary while the Insured is living, by submitting a Notice to Us. You must obtain the written consent of any irrevocable Beneficiaries before we will accept any change in Beneficiary. A change in Beneficiary will take effect on the Date of Receipt of the request. We will not be responsible for any payment or other action taken before receipt of your Notice to Us. If we make a payment of death benefits in good faith before receiving the Notice to Us, we will receive credit for the payment against our liability under the Policy. A change of Beneficiary is subject to the rights of an assignee of record.

                                     37 A

Calculating Your Cost of Insurance
----------------------------------

For each Monthly Anniversary, we determine your monthly cost of insurance by multiplying (1) the net amount at risk under your Policy by (2) your cost of insurance rate, and (3) dividing the resulting amount by 1000.

Net Amount at Risk

We determine the net amount at risk by (1) subtracting your Policy's cash value on any Monthly Anniversary from (2) your Policy's current death benefit (divided by a factor that discounts the death benefit to the beginning of the month). Your Policy's death benefit may be the death benefit required to qualify the Policy as life insurance. (See "Minimum Amount Insured.")

The net amount at risk may be greater if you have selected death benefit Option B rather than death benefit Option A. See "Death Benefits." Since the death benefit payable under Option B is the Specified Amount plus the cash value, the difference between the death benefit and the cash value will be greater under Option B than under Option A (unless the Minimum Amount Insured applies). As the net amount at risk will be greater, so the cost of insurance also will be greater. The net amount at risk also may be affected by changes in your Policy's cash value or in the Specified Amount. (See "Cash Value" and "Death Benefits.")

The net amount at risk for each Policy continues to be determined generally by subtracting the Policy's cash value from the Policy's death benefit (divided by a factor that discounts the death benefit to the beginning of the month), regardless of whether the death benefit is the Policy's current Specified Amount or the Minimum Amount Insured. The cost of insurance rate applied against the net amount at risk will continue to increase as the Insured's age increases.

Net Amount at Risk - More Than One Rate Class

If you increase the Specified Amount and the rate class applicable to the increase is different from that of the initial Specified Amount, then, in determining the cost of insurance charge, we will calculate the net amount at risk separately for each rate class. The method of determining the net amount at risk for each rate class will differ between Option A and Option B. If Option A is in effect, we will apportion the cash value among the initial Specified Amount and any increases in Specified Amount. The cash value will first be considered a part of the initial Specified Amount. If the cash value is greater than the initial Specified Amount, the balance of the cash value will then be considered a part of each increase in Specified Amount, beginning with the first increase.

If Option B is in effect, we will determine the net amount at risk by the proportional relationship of the initial Specified Amount and the Specified Amount increases for each new rate class to the total Specified Amount.

Because the method of calculating the net amount at risk is different between Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class than would have occurred had the death benefit option not been changed. Thus, the total cost of insurance will be increased or decreased.

Cost of Insurance Rates

Your cost of insurance rates are based on your Insured's age, sex, and rate class. Generally, we set cost of insurance rates based on our expectations as to future mortality experience. We apply any changes to cost of insurance rates to all persons of the same age, sex, and rate class. We will give you 30 days' notice before any increase in your current cost of insurance rates becomes effective. We guarantee that your cost of insurance rates will never be greater than the maximum cost of insurance rates shown in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, and age on the Insured's last birthday.

The rate class of the Insured will affect your cost of insurance rate. USAA Life currently places Insureds into one of three preferred rate classes or into one of two standard rate classes involving higher mortality risks. In an otherwise identical Policy, Insureds in the preferred rate class will have a

                                      38 A
lower cost of insurance rate than those in a standard rate class. We make all final determinations of an Insured's rate class.

Minimum Amount Insured
----------------------

The Minimum Amount Insured is the amount of insurance proceeds that the Internal Revenue Code requires for your Policy to qualify as life insurance and to exclude the death benefit from your Beneficiary's taxable income. If higher than the death benefit under Option A or Option B, we will pay you the Minimum Amount Insured. You can determine the Minimum Amount Insured by multiplying your Policy's cash value (ignoring the amount of any outstanding loan and any unpaid loan interest) by a specified percentage based on the Insured's age. The specified percentages, which generally decline as the Insured gets older, are:

---------------------------------------------------------------------------------------------
Minimum Insured Amount as a Percentage of Cash Value
---------------------------------------------------------------------------------------------
Insured's        40 or                                                               95 and
Age*             Under   45        50      55      60      65      70       75 to 90  older
Percentage       250%    215%     185%    150%    130%    120%    115%     105%      100%
---------------------------------------------------------------------------------------------

* Last birthday at the beginning of the Policy Year. A more complete table appears in your Policy.

If, prior to the Insured's death, unexpected increases in your Policy's cash value would cause your Policy not to satisfy Internal Revenue Code requirements, we will increase the death benefit to the Minimum Amount Insured so that the death benefit will be excluded from the Beneficiary's taxable income.

The Contract
------------

The Policy is a legal contract between you and us. The consideration for issuing the Policy is:
     .   completion of the application, and
     .   payment of the first full premium.

The entire contract consists of:
     .   your Policy,
     .   your Policy application, and
     .   any supplemental applications, riders, endorsements, and amendments.

We will consider statements in the application as representations and not warranties. We will not use any representation to void your Policy or defend a claim under your Policy unless it is contained in your written application or supplemental application. Only the president or secretary of USAA Life has authority to change or waive a provision of your Policy, and then only in writing.

All requests for changes to your Policy must be clear and in writing, and must be received by our Home Office.

This Policy is subject to the laws of the state where it is issued. To the extent that the Policy may not comply, it will be interpreted and applied to comply.

Incontestability
----------------

We will not contest a Policy, or any increase in Specified Amount, except for lapse or fraud, after the Policy or increase has been in effect during the Insured's lifetime for 2 years. Each increase in the Specified Amount will have its own 2-year contestable period beginning with the Effective Date of the

                                      39 A
increase. During any 2-year contestable period, we have the right to contest the validity of your Policy based on material misstatements made in the application or any supplemental application. The 2-year contestable period begins on the Effective Date of your Policy, or, in the case of an increase, on the date the increase is approved and made effective.

If your Policy is reinstated after lapse, a new 2-year contestable period begins on the date of reinstatement. If the Policy has been in force for 2 years during the lifetime of the Insured, it will be contestable only as to statements made in the reinstatement application. If the Policy has been in force for less than 2 years, it will be contestable as to statements made in any reinstatement applications as well as the initial application.

The incontestability provisions do not apply to optional insurance benefits added to your Policy by rider. Each rider contains its own incontestability provision.

If we contest and rescind your Policy, you will receive your premiums paid, less any Indebtedness and any previous partial surrenders.

Misstatement of Age or Sex
--------------------------

Age means the Insured's age on his or her last birthday. If the Insured's age or sex has been misstated on the application or any supplemental application, we will adjust the cash value and death benefit to those based on the correct Monthly Deductions since the Policy's Effective Date.

Suicide Exclusion
-----------------

Your Policy does not cover suicide by the Insured, while sane or insane, during an exclusion period after the Policy's Effective Date. This exclusion period is generally 2 years from the Policy's Effective Date but may vary by state. If the Insured commits suicide during this period, our sole liability will be to refund all premiums paid, less any Indebtedness and previous partial surrenders. We will not pay any death benefit in those circumstances.

If your Policy lapses and is later reinstated, we will measure the 2-year suicide exclusion period from the Effective Date of reinstatement. If you increase your Policy's Specified Amount, we will measure the 2-year suicide exclusion period for the increase from the increase's Effective Date. If the Insured dies as a result of suicide (whether sane or insane) during the separate 2-year suicide exclusion period, we will only pay the death benefit attributable to the initial Specified Amount (on which the 2-year suicide exclusion period has expired). We will refund the premium payments less any Indebtedness and any partial surrenders attributable to the increase in the Specified Amount.

Non-Participating Policy
------------------------

Your Policy is "non-participating," which means you will not share in any of our profits or surplus earnings. We will not pay dividends on your Policy.

Reports And Records
-------------------

We will maintain all records relating to the Policy and the Separate Account. We will mail to you a Policy annual statement showing:

     .   the amount of death benefit;
     .   the cash value;
     .   any Indebtedness;
     .   any loan interest charge;

                                      40 A

     .   any loan repayment since the last annual statement;
     .   any partial surrender since the last annual statement;
     .   all premium payments since the last annual statement;
     .   all deductions and charges since the last annual statement; and
     . other pertinent information required by any applicable law or regulation, or that we deem helpful to you.

We will mail the statement within 30 days after the Policy's anniversary, or, at our discretion, within 30 days after the end of each calendar year showing information as of a date not more than 60 days prior to the mailing of the annual statement. We also will send you periodic reports for the Funds that correspond to the Variable Fund Accounts, periodic reports for the Separate Account, and any other information, as required by state and federal law.

We will mail confirmation notices (or other appropriate notification) promptly at the time of the following transactions:

     .   Policy issue;
     .   receipt of premium payments;
     .   transfers among Variable Fund Accounts;
     .   change of premium allocation;
     .   change of death benefit option;
     .   increases or decreases in Specified Amount;
     .   partial surrenders;
     .   receipt of loan repayments; and
     .   reinstatement.


-----------------------
PERFORMANCE INFORMATION
-----------------------

From time to time, we may quote performance information for the Variable Fund Accounts of the Separate Account in advertisements, sales literature, or reports to Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Owner's cash value or death benefit. We also may present the yield or total return of the Variable Fund Accounts based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Variable Fund Account or the Fund in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Policy. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges.

We may compare a Variable Fund Account's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of USAA Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Performance information for any Variable Fund Account reflects the performance of a hypothetical Policy and are not illustrative of how actual investment performance would affect the benefits under your Policy. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

                                      41 A

-----------------
OTHER INFORMATION
-----------------

USAA Life
---------

USAA Life is a stock insurance company incorporated in the State of Texas in June 24, 1963. USAA Life is principally engaged in writing life insurance policies, health insurance policies, and annuity contracts. USAA Life is authorized to transact insurance business in all states of the United States (except New York) and the District of Columbia. USAA Life on a consolidated basis prepared in accordance with Generally Accepted Accounting Principles ("GAAP") had total assets of $8,679,299,000 on December 31, 2000. USAA Life is a wholly-owned stock subsidiary of USAA. The commitments under the Policies are USAA Life's, and USAA has no legal obligation to back those commitments.

USAA Life is the depositor administering the Separate Account. USAA Life's obligations as depositor of the Separate Account may not be transferred without notice to and consent of the Owners. USAA Life also issues variable annuity contracts through another separate account, which is also a registered investment company. In addition, USAA Life serves as transfer agent of the USAA Life Investment Trust.

Directors of USAA Life. USAA Life is managed by its Board of Directors, described below, all of whom are also officers of either USAA or USAA Life and have the same principal business address as USAA Life, as shown on the front cover page of this Prospectus.

Name                       Principal Occupation (Past Five Years)
----                       --------------------------------------
Robert G. Davis            Chairman since June 1997; prior thereto, Director
                           since December 1996; President and Chief Executive
                           Officer, USAA, since April 2000; prior thereto, Chief
                           Operating Officer and President, USAA, since June
                           1999; prior thereto; Deputy CEO-Capital Management,
                           USAA, since June 1998 and Chief Executive Officer and
                           President, USAA CAPCO, since December 1996; prior thereto, Special Assistant to CEO, USAA, since June
                           1996; prior thereto, Chief Executive Officer and
                           President of Bank One, Columbus, since 1991.

James M. Middleton         Vice Chairman since March 2000; President and Chief
                           Executive Officer, USAA Life, since March 1, 2000;
                           prior thereto, Senior Vice President, Operations
                           Integration & Program Control, USAA Life, since July,
                           1999; prior thereto, Vice President, Systems
                           Integration & Program Control, USAA Life, since
                           September 1997; prior thereto, Vice President,
                           Systems Integration & Program Control, USAA Life, since September 1997; prior thereto, Assistant Vice
                           President, Systems Integration & Analysis, USAA Life, since March 1994.

Bradford W. Rich           Director since November 1996; General Counsel and
                           Secretary; Senior Vice President, USAA, since January
                           1996.

Josue Robles, Jr.          Director since September 1994; Senior Vice President,
                           Chief Financial Officer/Treasurer, USAA, since August
                           1995.

Christopher W. Claus       Director since April 2001; Chief Executive Officer
                           and President, USAA IMCO, since February 2001; prior thereto, Senior Vice President, Investment Sales &
                           Service, USAA IMCO, since July 2001; prior thereto,
                           Vice President, Investment Sales & Service, USAA
                           IMCO, since December 1994.

                                      42 A

Officers (other than Directors). Set forth below are the officers of USAA Life, the depositor of the Separate Account, who are engaged directly or indirectly in activities relating to the Registrant or the variable universal life policies offered by the Registrant, including each senior executive officer of USAA Life. The principal business address of each person listed is same as the address of USAA Life, as shown on the cover page of this Prospectus.

Name                      Principal Occupation (Past Five years)
----                      -------------------------------------

Edward R. Dinstel         Senior Vice President, Life & Health
                          Underwriting/Issue, since November, 1999; prior thereto, Vice President, Life & Health
                          Underwriting/Issue.

John W. Douglas           Senior Vice President, Health Planning/Operational
                          Support, since January 1997; prior thereto, Senior
                          Vice President, Life & Health Marketing.

Larkin W. Fields          Treasurer/Senior Vice President, Finance, since May
                          1999; prior thereto, Vice President, Life Marketing
                          Services, since November 1995.

Kenneth A. McClure        Senior Vice President, Member Acquisition/Relationship
                          Management, since January 1997; prior thereto, Senior
                          Vice President, Life & Health Operations.

Ted E. Johnson, Jr.       Vice President, Life/Annuity Member Acquisition, since
                          December 2000; prior thereto, Assistant Vice
                          President, Life/Annuity Member Relations, since
                          January, 2000; prior thereto, Executive Director,
                          Life/Annuity Member Relations, since May, 1997; prior thereto, Director, Life Operations, since March 1996.

King Mawhinney            Vice President, Partnerships, since July 1999; prior
                          thereto, Vice President, Life Sales, since May 1997;
                          prior thereto, Vice President, Health Insurance.

Pattie S. McWilliams      Vice President, Member Relationship Management, since
                          July 1999; prior thereto, Vice President, Life/Annuity
                          Service & Claims.

Cynthia A. Toles          Assistant Secretary/Vice President, Life/Health
                          Insurance Counsel, USAA, since February 2000; prior thereto, Senior Vice President, General Counsel &
                          Secretary, Variable Annuity Life Insurance Company
                          ("VALIC"), since April 1981, and Senior Vice
                          President, General Counsel & Secretary, American
                          Annuity Insurance Company, since February 1999.

Brenda E. Davis           Assistant Vice President, Life/Annuity Member
                          Relations, since June 2000; prior thereto, Executive
                          Director, Life & Health Underwriting, since October
                          1998; prior thereto, Director, Life & Health
                          Underwriting, since December 1994.

W. James Nabholz, III     Assistant Vice President, Life/Health Insurance
                          Counsel, USAA, since February 2001; prior thereto,
                          Managing Attorney, American Family Insurance Group, since July 1997; prior thereto, sole practitioner, W.
                          James Nabholz, III, P.C., since February 1993.

Layne C. Roetzel,         Assistant Vice President, Accounting & Compliance,
                          since December 2000; prior thereto, Assistant Vice
                          President, Plans & Administration, since May 1998;
                          prior thereto, Executive

                                      43 A

                          Director/Controller, La Cantera Development Company, since March 1997; prior thereto, Director, Financial Statement Reporting, USAA Life, since September 1995.

Diana L. Scheel           Assistant Vice President, Life/Health/Annuity Claims
                          and Benefits, since November, 1999; prior thereto, Executive Director, Life/Annuity Claims, Benefits and
                          Analysis, since August, 1998; prior thereto, Director,
                          Life Operations, since March, 1996.

You should also review the accompanying Fund prospectuses for a description of the management of the Funds.

Separate Account
----------------

By a resolution of the Board of Directors of USAA Life, we established the Separate Account as a separate account on January 20, 1998. The Separate Account is organized as a unit investment trust and registered with the SEC under the Investment Company Act of 1940. Registration does not involve supervision of the management of the Separate Account by the SEC.

The assets of the Separate Account are the property of USAA Life and are held for the benefit of the Owners and other persons entitled to payments under Policies issued through the Separate Account. The assets of the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities that arise from any other business which USAA Life may conduct.

The Separate Account is divided into Variable Fund Accounts, each representing a different investment objective. Net Premium Payments are allocated to the Variable Fund Accounts in accordance with your instructions. (See "Investment Options.") Each Variable Fund Account invests exclusively in the shares at the Net Asset Value of a Fund. Income and gains and losses from assets in each Variable Fund Account are credited to, or charged against, that Variable Fund Account without regard to income, gains, or losses in the other Variable Fund Accounts.

Policy Distribution
-------------------

We intend to sell the Policy in all states in which we are licensed and the District of Columbia. USAA IMCO, located at 9800 Fredericksburg Road, San Antonio, Texas 78288, is the principal underwriter distributing the Policy. USAA IMCO, a Delaware corporation, organized in May 1970, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is an active member of the National Association of Securities Dealers, Inc.

The Policy will be sold by licensed life insurance sales representatives who are also registered representatives of USAA IMCO. These licensed insurance sales representatives are salaried employees of USAA Life and receive neither direct nor indirect commissions nor any renewal commissions from the sale of the Policies.

USAA IMCO serves as principal underwriter for the Policies pursuant to an amended and restated Distribution and Administration Agreement with USAA Life dated March 30, 1998. Pursuant to this agreement, USAA Life bears the cost of the salaries of the sales representatives who sell the Policies and substantially all other distribution expenses of the Policies. The agreement terminates upon its assignment or upon at least 60 days notice by either party. USAA IMCO serves as both principal underwriter and investment adviser for the following registered investment companies: USAA Tax Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Life Investment Trust. In addition, USAA IMCO serves as principal underwriter for the Separate Account of USAA Life, a registered investment company.

                                      44 A

Tax Matters
-----------

The following is a discussion of certain federal income tax matters. We do not intend this to be tax advice, nor does the following summary purport to be complete or to cover all situations. The discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

The particular situation of each Owner or Beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of the federal estate tax, the state inheritance tax and other taxes.

Taxation of Policy Proceeds

The following discussion is based on current federal income tax law and interpretations. It assumes that the Owner is a natural person who is a U.S. citizen and resident. The tax effects on non-U.S. residents or non-U.S. citizens may be different.

     General. A Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

        . the death benefit received by the Beneficiary under your Policy will not be subject to federal income tax; and
        . increases in your Policy's cash value as a result of investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first 7 Policy Years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of 7 level annual premiums. This is called the "seven-pay" test.

Whenever there is a "material change" under a Policy, the Policy will generally be (1) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and (2) subject to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your Policy's Specified Amount of coverage, and certain other changes.

If your Policy's benefits are reduced during the first 7 Policy Years (or within 7 years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in Specified Amount you request or, in some cases, a partial surrender or termination of additional benefits under a rider.) If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

                                      45 A

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the Insured's lifetime as a non-modified endowment contract, a Policy loan will be treated as Indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

After the first 15 Policy Years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, the proceeds from a partial surrender or a reduction in insurance coverage could be subject to federal income tax, under a complex formula, to the extent that your cash value exceeds your basis in your Policy.

On the Maturity Date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the Insured's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include (1) a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), or (2) partial surrender. Any such distributions will be considered taxable income to you to the extent your cash value exceeds your basis in the Policy. (For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you.) For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (1) to taxpayers 59 1/2 years of age or older,
(2) in the case of a disability (as defined in the Code), or (3) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the Maturity Date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a Policy Year in which your Policy becomes a modified endowment contract, and during any subsequent Policy Years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within 2 years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution

                                      46 A
from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a Policy becoming a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Terminal illness rider. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our terminal illness rider meet the law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply, however, to amounts paid to someone other than the Insured, if the payee has an insurable interest in the Insured's life because the Insured is a director, officer or employee of the payee or by reason of the Insured being financially interested in any trade or business carried on by the payee.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our Separate Account, through the Mutual Funds, intends to comply with these requirements.

In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within a Separate Account may cause the Owner, rather than the insurance company, to be treated as the Owner of the assets in the account. If you were considered the Owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. USAA Life reserves the right to amend the Policies in any way necessary to avoid any such result. As of the date of this Prospectus, no such guidelines have been issued, although the Treasury Department has informally indicated that any such guidelines could limit the number of investment funds or the frequency of transfers among such funds. These guidelines may apply only prospectively, although retroactive application is possible if such standards are considered not to embody a new position.

     Estate and generation skipping taxes. If the Insured is the Policy Owner, the death benefit under a Policy will generally be includable in the Owner's estate for purposes of federal estate tax. If the Owner is not the Insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $675,000 (increasing annually to $1 million in 2006 and thereafter) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's Owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1,060,000 (indexed in future years by a cost of living adjustment). Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If the Owner of the Policy is not the Insured, and the Owner dies before the Insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross of the Owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

                                      47 A

     Pension and profit-sharing plans. If Policies are purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the reasonable net premium cost for such amount of insurance is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy's cash value will not be subject to federal income tax. However, the Policy's cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the Insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the Insured, or your Beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

Taxation of USAA Life
USAA Life is taxed as a life insurance company under federal income tax laws. USAA Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to the Separate Account. If, in the future, USAA Life determines that the Separate Account may incur federal income taxes, then we may assess a charge against the Separate Account Variable Fund Accounts for those taxes. Any charge will reduce the Policy's cash value.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to our Separate Account or allocable to the Policies.

                                      48 A

Certain mutual funds in which your cash value is invested may elect to pass through to USAA Life taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USAA Life. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USAA Life.

State Regulation of USAA Life
-----------------------------

USAA Life, a stock life insurance company organized under the laws of Texas, is subject to regulation by the Texas Department of Insurance. An annual statement is filed with the Texas Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of USAA Life as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of USAA Life and the Separate Account and certifies their adequacy.

In addition, USAA Life is subject to the insurance laws and regulations of all other states and jurisdictions where it is licensed. Generally, the Insurance Department of any other state applies the laws of the state of Texas in determining USAA Life's permissible investments.

Legal Matters
-------------

The firms of Kirkpatrick & Lockhart, LLP, and Foley & Lardner, Washington, D.C., have advised USAA Life on certain federal securities law matters. All matters of Texas law pertaining to the Policy, including the validity of the Policy and USAA Life's right to issue the Policy under Texas insurance law, have been passed upon by Cynthia A. Toles, Vice President and Assistant Secretary of USAA Life.

Independent Auditors
--------------------

The audited financial statements of the Separate Account as of December 31, 2000, and for each of the years or periods in the three-year period ended December 31, 2000, and the audited consolidated financial statements of USAA Life Insurance Company and its subsidiaries as of December 31, 2000, December 31, 1999 and 1998, and for each of the years in the three-year period ended December 31, 2000, have been included in this Prospectus in reliance upon the accompanying reports thereon of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing through their offices located at 112 E. Pecan, Suite 2400, San Antonio, Texas 78205.

Registration Statement
----------------------

USAA Life has filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, USAA Life and the Policies.

The exhibits to the registration statement include a form of hypothetical illustration of the Policy that shows how cash value, cash surrender value, and the death benefit could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Funds equal to annual rates of 0%, 6%, and 12%, Insureds in the rate class illustrated, and based on current and guaranteed Policy charges.

                                      49 A

The additional information contained in the registration statement may be obtained at the SEC's main office in Washington, D.C., upon payment of the prescribed fees.

Financial Statements
--------------------

You should consider the consolidated financial statements of USAA Life only as bearing on the ability of USAA Life to meet its contractual obligations under the Policies. They do not bear on the investment performance of the Separate Account. The financial statements of the Separate Account and USAA Life appear on the pages that follow.

                                      50 A

                         Independent Auditors' Report

To the Board of Directors of USAA Life Insurance Company and Policyowners of the Life Insurance Separate Account of USAA Life Insurance Company:

We have audited the accompanying statements of assets and liabilities as of December 31, 2000, the related statements of operations, the statements of changes in net assets, and unit value information presented in note 5 for each of the years or periods in the three-year period then ended, for the USAA Life Money Market Fund Account, USAA Life Income Fund Account, USAA Life Growth and Income Fund Account, USAA Life World Growth Fund Account, USAA Life Diversified Assets Fund Account, USAA Life Aggressive Growth Fund Account, USAA Life International Fund Account, the Fund Account of the Capital Growth Portfolio-Class A shares of the Scudder Variable Life Investment Fund (Scudder VLIF Capital Growth Portfolio Fund Account), the Fund Account of the American Growth Portfolio of the Alger American Fund (Alger American Growth Portfolio Fund Account), and the Fund Accounts of the Equity 500 Index Fund, Small Cap Index Fund and EAFE(R) Equity Index Fund, which are funds of the Deutsche Asset Management VIT Funds (Deutsche VIT Equity 500 Index Fund Account, Deutsche VIT Small Cap Index Fund Account, and Deutsche VIT EAFE(R) Equity Index Fund Account), available within the Life Insurance Separate Account of USAA Life Insurance Company. These financial statements and unit value information are the responsibility of the Life Insurance Separate Account's management. Our responsibility is to express an opinion on these financial statements and unit value information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and unit value information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2000, were verified by examination of the underlying portfolios of the USAA Life Investment Trust or through confirmation for the Scudder, Alger, and Deutsche Asset Management VIT Funds' portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and unit value information referred to above present fairly, in all material respects, the financial position of the aforementioned fund accounts of the Life Insurance Separate Account of USAA Life Insurance Company as of December 31, 2000, and the results of their operations, the changes in their net assets, and the unit value information for each of the years or periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                       /s/ KPMG LLP

San Antonio, Texas                                     KPMG LLP
February 4, 2001


                                      51 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

      Variable Fund Accounts (In Thousands, Except Per Unit Data)              December 31, 2000
------------------------------------------------------------------------------------------------------

                                                                                       Investment at
                                                       Fund Shares         Cost         Market Value
                                                     ---------------   -------------   --------------
Assets
     Investments at market value:
        USAA Life Money Market Fund                            1,013      $    1,013          $ 1,013
        USAA Life Income Fund                                     21             209              223
        USAA Life Growth and Income Fund                          20             374              380
        USAA Life World Growth Fund                               11             179              153
        USAA Life Diversified Assets Fund                         14             201              186
        USAA Life Aggressive Growth Fund                          42           1,052              868
        USAA Life International Fund                               4              50               47
        Scudder VLIF Capital Growth Portfolio-Class A Shares      28             754              649
        Alger American Growth Portfolio                           21           1,274            1,007
        Deutsche VIT Equity 500 Index Fund                        83           1,217            1,147
        Deutsche VIT Small Cap Index Fund                         16             185              178
        Deutsche VIT EAFE(R)Equity Index Fund                      9             110               98
                                                                      --------------   --------------

              Net assets                                                  $    6,618          $ 5,949
                                                                                       ==============

                                                      Fund Account     Accumulation
                                                          Units         Unit Value         Reserves
                                                     ---------------  --------------   --------------
Net assets
        USAA Life Money Market Fund Account                      782      $ 1.293846          $ 1,013
        USAA Life Income Fund Account                             15       15.007467              223
        USAA Life Growth and Income Fund Account                  16       23.978970              380
        USAA Life World Growth Fund Account                        7       20.654406              153
        USAA Life Diversified Assets Fund Account                  9       19.815589              186
        USAA Life Aggressive Growth Fund Account                  38       22.654870              868
        USAA Life International Fund Account                       4       11.843128               47
        Scudder VLIF Capital Growth Portfolio Fund Account        22       29.346175              649
        Alger American Growth Portfolio Fund Account              33       30.100055            1,007
        Deutsche VIT Equity 500 Index Fund Account                97       11.844646            1,147
        Deutsche VIT Small Cap Index Fund Account                 18       10.043462              178
        Deutsche VIT EAFE(R)Equity Index Fund Account              9       10.881890               98
                                                                                       --------------

              Net assets attributable to policyowners' reserves                               $ 5,949
                                                                                       ==============

See accompanying Notes to financial Statements

                                      52 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                                     STATEMENTS OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
                   Variable Fund Accounts (In Thousands)                                           Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                           USAA Life                                          USAA Life
                                                  Money Market Fund Account                              Income Fund Account
                                           ----------------------------------------              -----------------------------------
                                               2000            1999        1998*                   2000       1999          1998*
                                           -----------     ----------    ----------             ---------   ---------    ----------
Net Investment income (loss):
  Income
     Dividends from investments            $       30      $        9    $        -             $       -   $      11    $        -

  Expenses
     Mortality and expense risk charge              4               1             -                     1           -             -
                                           ----------      ----------    ----------             ---------   ---------    ----------

        Net investment income (loss)               26               8             -                    (1)         11             -
                                           ----------      ----------    ----------             ---------   ---------    ----------

Net realized and unrealized
gain (loss) on investments:
     Net realized gain (loss) on sale of
      investments                                   -               -             -                    (5)          -             -
     Capital gains distributions                    -               -             -                     -           3             -
                                           ----------      ----------    ----------             ---------   ---------    ----------

        Net realized gain                           -               -             -                    (5)          3             -

     Change in net unrealized
      appreciation/depreciation                     -               -             -                    29         (15)            -
                                           ----------      ----------    ----------             ---------   ---------    ----------
        Net realized and unrealized
         gain (loss) on investments                 -               -             -                    24         (12)            -
                                           ----------      ----------    ----------             ---------   ---------    ----------

Increase (decrease) in net assets
  resulting from operations                $       26      $        8    $        -             $      23   $      (1)            -
                                           ==========      ==========    ==========             =========   =========    ==========


                                                       USAA Life Growth                                USAA Life
                                                   and Income Fund Account                     World Growth Fund Account
                                           ---------------------------------------    -------------------------------------------
                                              2000         1999            1998*          2000             1999            1998*
                                           ----------   -----------     ----------    -----------      -----------     ----------
Net Investment income (loss):
  Income
     Dividends from investments            $        -   $         4     $        -    $         1      $         -     $        -

  Expenses
     Mortality and expense risk charge              2             1              -              1                1              -
                                           ----------   -----------     ----------    -----------      -----------     ----------
        Net investment income (loss)               (2)            3              -              -               (1)             -
                                           ----------   -----------     ----------    -----------      -----------     ----------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                   (19)            5              -              1                1              -
  Capital gains distributions                       -            23              -              8                7              -
                                           ----------   -----------     ----------    -----------      -----------     ----------

    Net realized gain                             (19)           28              -              9                8              -

  Change in net unrealized
    appreciation/depreciation                      26           (20)             -            (27)               1              -
                                           ----------   -----------     ----------    -----------      -----------     ----------

        Net realized and unrealized
          gain (loss) on investments                7             8              -            (18)               9              -
                                           ----------   -----------     ----------    -----------      -----------     ----------
Increase (decrease) in net assets
  resulting from operations                $        5   $        11     $        -    $       (18)     $         8     $        -
                                           ==========   ===========     ==========    ===========      ===========     ==========

* Variable fund accounts commenced operations August 31, 1998.
  See accompanying Notes to Financial Statements.



                                      53A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------



                                                     STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
               Variable Fund Accounts (In Thousands)                                   Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    USAA Life Diversified                          USAA Life Aggressive
                                                     Assets Fund Account                           Growth Fund Account
                                           ---------------------------------------    --------------------------------------------
                                             2000          1999          1998*            2000             1999          1998*
                                           --------     ---------    ------------     ------------    -----------    -------------
Net Investment income (loss):
  Income
     Dividends from investments            $      -     $       5               1    $           -    $        -    $            -

Expenses
     Mortality and expense risk charge            1             -               -                6              1                -
                                           --------     ---------    ------------     ------------    -----------    -------------

        Net investment income (loss)             (1)            5               1               (6)            (1)               -
                                           --------     ---------    ------------     ------------    -----------    -------------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                  (6)           (1)              -               67              7                -
  Capital gains distributions                     -            26               1               19             29                -
                                           --------     ---------    ------------     ------------    -----------    -------------
    Net realized gain                            (6)           25               1               86             36                -

  Change in net unrealized
    appreciation/depreciation                    13           (27)             (1)            (291)           107                -
                                           --------     ---------    ------------     ------------    -----------    -------------

        Net realized and unrealized
          gain (loss) on investments              7            (2)              -             (205)           143                -
                                           --------     ---------    ------------     ------------    -----------    -------------
Increase (decrease) in net assets
     resulting from operations             $      6     $       3    $          1     $       (211)   $       142    $           -
                                           ========     =========    ============     ============    ===========    =============

                                                          USAA Life International
                                                                Fund Account
                                           ---------------------------------------------------
                                                 2000              1999            1998*
                                           ------------------ --------------- ----------------
Net Investment income (loss):
  Income
     Dividends from investments              $        -        $        -      $        -

  Expenses
     Mortality and expense risk change                -                 -               -
                                             ----------        ----------      ----------
        Net investment income (loss)                  -                 -               -
                                             ----------        ----------      ----------

Net realized and unrealized
gain (loss) on investments:
  Net realized gain (loss) on sale of
    investments                                       1                 -               -
  Capital gains distributions                         -                 -               -
                                             ----------        ----------      ----------

     Net realized gain                                1                 -               -

  Change in net unrealized
    appreciation/deprecation                         (4)                1               -
                                             ----------        ----------      ----------

        Net realized and unrealized
          gain (loss) on investments                 (3)                1               -
                                             ----------        ----------      ----------

Increase (decrease) in net assets
  resulting from operations                  $       (3)       $        1      $        -
                                             ==========        ==========      ==========

* Variable fund accounts commenced operations August 31, 1998.
  See accompanying Notes to Financial Statements.



                                      54A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


  Variable Fund Accounts (In Thousands)                 Year Ended December 31,
--------------------------------------------------------------------------------

                                                           Scudder VLIF Capital                     Alger American Growth
                                                      Growth Portfolio Fund Account                 Portfolio Fund Account
                                                   -------------------------------------       ---------------------------------
                                                       2000         1999         1998*           2000        1999         1998*
                                                   ----------    ----------    ---------       -------     --------     --------
Net Investment income (loss):
    Income
     Dividends from investments                      $     1      $     -      $     -        $     -      $     -      $     -

    Expenses
     Mortality and expense risk charge                     4            1            -              7            1            -
                                                     -------      -------      -------        -------      -------      -------

         Net investment income (loss)                     (3)          (1)           -             (7)          (1)           -
                                                     -------      -------      -------        -------      -------      -------

Net realized and unrealized
 gain (loss) on investments:
    Net realized gain (loss) on sale of
      investments                                         14            -            -             23           (3)           -
    Capital gains distributions                           56            9            -            113            7            -
                                                     -------      -------      -------        -------      -------      -------

    Net realized gain                                     70            9            -            136            4            -

    Change in net unrealized
      appreciation/depreciation                         (144)          38            1           (320)          53            -
                                                     -------      -------      -------        -------      -------      -------

        Net realized and unrealized
          gain (loss) on investments                     (74)          47            1           (184)          57            -
                                                     -------      -------      -------        -------      -------      -------

Increase (decrease) in net assets
     resulting from operations                       $   (77)     $    46      $     1        $  (191)     $    56      $     -
                                                     =======      =======      =======        =======      =======      =======

                                                        Deutsche VIT Equity 500 Index             Deutsche VIT Small Cap Index
                                                                Fund Account                             Fund Account
                                                  --------------------------------------      ----------------------------------
                                                       2000         1999          1998*          2000          1999        1998*
                                                  -----------    ---------      --------      ---------      --------   --------
Net Investment income (loss):
    Income

     Dividends from investments                      $     -      $     4       $     -        $    -        $    -     $    -

    Expenses

     Mortality and expense risk charge                     7            2             -             1             -          -
                                                     -------      -------       -------        ------        ------     ------

        Net investment income (loss)                      (7)           2             -            (1)            -          -
                                                     -------      -------       -------        ------        ------     ------

Net realized and unrealized
gain (loss) on investments:

    Net realized gain (loss) on sale of
      investments                                          5            8             -             1             1          -
    Capital gains distributions                            1            2             -             1             -          -
                                                     -------      -------       -------        ------        ------     ------
    Net realized gain                                      6           10             -             2             1          -

    Change in net unrealized
      appreciation/depreciation                         (116)          46             -           (10)            3          -
                                                     -------      -------       -------        ------        ------     ------

    Net realized and unrealized
      gain (loss) on investments                        (110)          56             -            (8)            4          -
                                                     -------      -------       -------        ------        ------     ------

Increase (decrease) in net assets
     resulting from operations                       $  (117)     $    58       $   $ -        $   (9)       $    4     $    -
                                                     =======      =======       =======        ======        ======     ======

* Variable fund accounts commenced operations August 31, 1998.
  See accompanying Notes to Financial Statements.

                                     55 A

       LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           STATEMENTS OF OPERATIONS

  Variable Fund Accounts (In Thousands)                Year Ended December 31,
--------------------------------------------------------------------------------

                                                                Deutsche VIT EAFE(R) Equity Index
                                                                           Fund Account
                                                         ---------------------------------------------
                                                              2000             1999            1998*
                                                         --------------    ------------     ----------
 Net Investment income (loss):
    Income
      Dividends from investments                         $         -       $       -        $       -

    Expenses
      Mortality and expense risk charge                            -               -                -
                                                         -----------       ---------        ---------

        Net investment income (loss)                               -               -                -
                                                         -----------       ---------        ---------

Net realized and unrealized
gain (loss) on investments:
    Net realized gain (loss) on sale of
      investments                                                  -               1                -
    Capital gains distributions                                    1               -                -
                                                         -----------       ---------        ---------

      Net realized gain                                            1               1                -

    Change in net unrealized
     appreciation/depreciation                                   (13)              1                -
                                                         ------------      ---------        ---------

    Net realized and unrealized
     gain (loss) on investments                                  (12)              2                -
                                                         -----------       ---------        ---------

Increase (decrease) in net assets
     resulting from operations                           $       (12)      $       2        $       -
                                                         ===========       =========        =========

* Variable fund accounts commenced operations August 31, 1998.
  See accompanying Notes to Financial Statements.

                                     56 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
   Variable Fund Accounts (In Thousands)                 Year Ended December 31,
--------------------------------------------------------------------------------

                                                         USAA Life                      USAA Life
                                                Money Market Fund Account          Income Fund Account
                                              ----------------------------     ---------------------------

                                               2000       1999    1998*         2000      1999       1998*
                                              ------     ------   ------       ------    ------      -----
From operations:

   Net investment income (loss)                 $ 26       $ 8   $   -          $  (1)     $  11    $   -
                                                                     -
   Net realized gain                               -         -                     (5)         3        -

   Change in net unrealized
   appreciation/depreciation                       -         -       -             29        (15)       -
                                              ------    ------   -----          -----      -----    -----


          Increase (decrease) in net assets
           resulting from operations              26         8       -             23         (1)       -
                                              ------    ------   -----          -----      -----    -----

From policy transactions:

   Purchases and transfers in                  2,673     2,623      48            105        122        -

   Monthly deduction charges                     (24)      (13)     (1)            (5)        (1)       -

   Other redemptions                          (2,001)   (2,280)    (46)           (19)        (1)       -
                                              ------    ------   -----          -----      -----    -----

        Increase in net assets
         from policy transactions                648       330       1             81        120        -
                                              ------    ------   -----          -----      -----    -----

                Net increase in net assets       674       338       1            104        119        -

 Net assets:
   Beginning of period                           339         1       -            119          -        -
                                              ------    ------   -----          -----      -----    -----

   End of period                              $1,013    $  339   $   1          $ 223      $ 119    $   -
                                              ======    ======   =====          =====      =====    =====
 Units issued and redeemed

   Beginning balance                             276         1       -              9          -        -

   Units issued                                2,621     3,043      46              8          9        -

   Units redeemed                             (2,115)   (2,768)    (45)            (2)         -        -
                                              ------    ------   -----          -----      -----    -----

  Ending balance                                 782       276       1             15          9        -
                                              ======    ======   =====          =====      =====    =====

  * Variable fund accounts commenced operations August 31, 1998.
  See accompanying Notes to Financial Statements



                                      57 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

  Variable Fund Accounts (In Thousands)                 Year Ended December 31,
--------------------------------------------------------------------------------

                                                             USAA Life Growth             USAA Life
                                                        and Income Fund Account    World Growth Fund Account
                                                    ----------------------------  ----------------------------

                                                     2000        1999      1998*      2000      1999      1998*
                                                    ------     -------     -----     -----     ------    -----
From operations:

   Net investment income (loss)                      $   (2)     $   3     $   -      $   -     $  (1)    $  -

   Net realized gain                                    (19)        28         -          9         8        -

   Change in net unrealized
   appreciation/depreciation                             26        (20)        -        (27)        1        -
                                                     ------      -----     -----      -----     -----     ----
          Increase (decrease) in net assets
           resulting from operations                      5         11         -        (18)        8        -
                                                     ------      -----     -----      -----     -----     ----
From policy transactions:

   Purchases and transfers in                           232        325         3        141        47        -

   Monthly deduction charges                            (15)        (6)        -         (5)       (1)       -

   Other redemptions                                   (118)       (57)        -        (16)       (3)       -
                                                     ------      -----     -----      -----     -----     ----
        Increase in net assets
         from policy transactions                        99        262         3        120        43        -
                                                     ------      -----     -----      -----     -----     ----

                Net increase in net assets              104        273         3        102        51        -

 Net assets:
   Beginning of period                                  276          3         -         51         -        -
                                                     ------      -----     -----      -----     -----     ----

   End of period                                     $  380      $ 276     $   3      $ 153     $  51     $  -
                                                     ======      =====     =====      =====     =====     ====

 Units issued and redeemed

   Beginning balance                                     12          1         -          2         -        -

   Units issued                                          14         14         1          7         2        -

   Units redeemed                                       (10)        (3)        -         (2)        -        -
                                                     ------      -----     -----      -----     -----     ----

   Ending balance                                        16         12         1          7         2        -
                                                     ======      =====     =====      =====     =====     ====

  * Variable fund accounts commenced operations August 31, 1998.
  See accompanying Notes to Financial Statements



                                      58 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  Variable Fund Accounts (In Thousands)                Year Ended December 31,
--------------------------------------------------------------------------------

                                            USAA Life Diversified    USAA Life Aggressive
                                             Assets Fund Account      Growth Fund Account
                                           -----------------------  ----------------------

                                            2000     1999    1998*    2000    1999   1998*
                                           -------   -----   -----  ------   -----   -----
From operations:

   Net investment income (loss)            $    (1)  $   5   $   1  $   (6)  $  (1)   $  -

   Net realized gain                            (6)     25       1      86      36       -

   Change in net unrealized
   appreciation/depreciation                    13     (27)     (1)   (291)    107       -
                                           -------   -----   -----  ------   -----    ----

          Increase (decrease) in net assets
           resulting from operations             6       3       1    (211)    142       -
                                           -------   -----   -----  ------   -----    ----

From policy transactions:

   Purchases and transfers in                   75     125      37     802     365       -

   Monthly deduction charges                    (7)     (3)      -     (33)     (5)      -

   Other redemptions                           (30)    (21)      -    (145)    (47)      -
                                           -------   -----   -----  ------   -----    ----

        Increase in net assets
         from policy transactions               38     101      37     624     313       -
                                           -------   -----   -----  ------   -----    ----

                Net increase in net assets      44     104      38     413     455       -

 Net assets:
   Beginning of period                         142      38       -     455       -       -
                                           -------   -----   -----  ------   -----    ----

   End of period                           $   186   $ 142   $  38  $  868   $ 455    $  -
                                           =======   =====   =====  ======   =====    ====

 Units issued and redeemed

   Beginning balance                             7       2       -      17       -       -

   Units issued                                  5       7       2      31      20       -

   Units redeemed                               (3)     (2)      -     (10)     (3)      -
                                           -------   -----   -----  ------   -----    ----

   Ending balance                                9       7       2      38      17       -
                                           =======   =====   =====  ======   =====    ====

  * Variable fund accounts commenced operations August 31, 1998.
  See accompanying Notes to Financial Statements



                                      59 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  Variable Fund Accounts (In Thousands)                Year Ended December 31,
--------------------------------------------------------------------------------

                                           USAA Life International
                                                 Fund Account
                                          ------------------------

                                           2000      1999    1998*
                                          ------     ----    -----
From operations:

   Net investment income (loss)           $    -     $  -    $   -

   Net realized gain                           1        -        -

   Change in net unrealized
   appreciation/depreciation                  (4)       1        -
                                          ------     ----    -----

     Increase (decrease) in net assets
      resulting from operations               (3)       1        -
                                          ------     ----    -----


From policy transactions:

   Purchases and transfers in                 50        6        -

   Monthly deduction charges                  (2)       -        -

   Other redemptions                          (5)       -        -
                                          ------     ----    -----

        Increase in net assets
         from policy transactions             43        6        -
                                          ------     ----    -----

           Net increase in net assets         40        7        -

 Net assets:
   Beginning of period                         7        -        -
                                          ------     ----    -----

   End of period                          $   47     $  7    $   -
                                          ======     ====    =====

 Units issued and redeemed

   Beginning balance                           1        -        -

   Units issued                                4        1        -

   Units redeemed                             (1)       -        -
                                          ------     ----    -----

   Ending balance                              4        1        -
                                          ======     ====    =====

  * Variable fund accounts commenced operations August 31, 1998.
  See accompany Notes to Financial Statements



                                      60 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  Variable Fund Accounts (In Thousands)                  Year Ended December 31,
--------------------------------------------------------------------------------

                                                       Scudder VLIF Capital                    Alger American Growth
                                                   Growth Portfolio Fund Account               Portfolio Fund Account
                                           -------------------------------------------  --------------------------------------
                                               2000            1999           1998*        2000          1999         1998*
                                           -----------     ------------   ------------  ----------   ------------  -----------
From operations:

    Net investment income (loss)            $      (3)     $       (1)    $         -   $      (7)   $       (1)   $        -

    Net realized gain (loss)                       70               9               -         136             4             -

    Change in net unrealized
     appreciation/depreciation                   (144)             38               1        (320)           53             -
                                           ----------      ----------     -----------   ---------    ----------    ----------
      Increase (decrease) in net assets
        resulting from operations                 (77)             46               1        (191)           56             -
                                           ----------      ----------     -----------   ---------    ----------    ----------
From policy transactions:

    Purchases and transfers in                    458             379               4         837           578             -

    Monthly deduction charges                     (21)             (5)              -         (37)           (6)            -

    Other redemptions                             (95)            (39)             (2)       (148)          (82)            -
                                           ----------      ----------     -----------   ---------    ----------    ----------
      Increase in net assets
        from policy transactions                  342             335               2         652           490             -
                                           ----------      ----------     -----------   ---------    ----------    ----------

        Net increase in net assets                265             381               3         461           546             -

 Net assets:
    Beginning of period                           384               3               -         546             -             -
                                           ----------      ----------     -----------   ---------    ----------    ----------

    End of period                           $     649      $      384     $         3   $   1,007    $      546    $        -
                                           ==========      ==========     ===========   =========    ==========    ==========

 Units issued and redeemed:

    Beginning balance                              12               1               -          15             -             -

    Units issued                                   16              13               1          26            18             -

    Units redeemed                                 (6)             (2)              -          (8)           (3)            -
                                           ----------      ----------     -----------   ---------    ----------    ----------

    Ending balance                                 22              12               1          33            15             -
                                           ==========      ==========     ===========   =========    ==========    ==========

   * Variable fund accounts commenced operations August 31, 1998.
   See accompanying Notes to Financial Statements

                                     61 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  Variable Fund Accounts (In Thousands)                  Year Ended December 31,
--------------------------------------------------------------------------------

                                                    Deutsche VIT Equity 500            Index Deutsche VIT Small Cap Index
                                                         Fund Account                              Fund Account
                                            -------------------------------------------------------------------------------
                                                2000         1999         1998*         2000          1999         1998*
                                            ------------  ----------  ------------  -----------   -----------  ------------
From operations:

    Net investment income (loss)            $        (7)  $       2   $         -   $       (1)   $        -   $         -

    Net realized gain (loss)                          6          10             -            2             1             -

    Change in net unrealized
     appreciation/depreciation                     (116)         46             -          (10)            3             -
                                            -----------   ---------   -----------   ----------    ----------   -----------
      Increase (decrease) in net assets
        resulting from operations                  (117)         58             -           (9)            4             -
                                            -----------   ---------   -----------   ----------    ----------   -----------
From policy transactions:

    Purchases and transfers in                      662         851             3          119            84             -

    Monthly deduction charges                       (30)        (10)            -           (5)            -             -

    Other redemptions                               (83)       (187)            -           (5)          (10)            -
                                            -----------   ---------   -----------   ----------    ----------   -----------
      Increase in net assets
        from policy transactions                    549         654             3          109            74             -
                                            -----------   ---------   -----------   ----------    ----------   -----------

        Net increase in net assets                  432         712             3          100            78             -

 Net assets:
    Beginning of period                             715           3             -           78             -             -
                                            -----------   ---------   -----------   ----------    ----------   -----------

    End of period                           $     1,147   $     715   $         3   $      178    $       78   $         -
                                            ===========   =========   ===========   ==========    ==========   ===========

 Units issued and redeemed:

    Beginning balance                                54           1             -            7             -             -

    Units issued                                     59          73             1           12             8             -

    Units redeemed                                  (16)        (20)            -           (1)           (1)            -
                                            -----------   ---------   -----------   ----------    ----------   -----------

    Ending balance                                   97          54             1           18             7             -
                                            ===========   =========   ===========   ==========    ==========   ===========

   * Variable fund accounts commenced operations August 31, 1998.
   See accompanying Notes to Financial Statements

                                     62 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  Variable Fund Accounts (In Thousands)                  Year Ended December 31,
--------------------------------------------------------------------------------

                                                        Deutsche VIT EAFE(R) Equity Index
                                                                  Fund Account
                                                  --------------------------------------------
                                                      2000           1999            1998*
                                                  ------------   -------------   -------------
From operations:

    Net investment income (loss)                  $         -    $          -    $          -

    Net realized gain (loss)                                1               1               -

    Change in net unrealized
     appreciation/depreciation                            (13)              1               -
                                                  -----------    ------------    ------------

      Increase (decrease) in net assets
        resulting from operations                         (12)              2               -
                                                  -----------    ------------    ------------

From policy transactions:

    Purchases and transfers in                            100              14               2

    Monthly deduction charges                              (3)             (1)              -

    Other redemptions                                       1              (5)              -
                                                  -----------    ------------    ------------
      Increase in net assets
        from policy transactions                           98               8               2
                                                  -----------    ------------    ------------

    Net increase in net assets                             86              10               2

 Net assets:
    Beginning of period                                    12               2               -
                                                  -----------    ------------    ------------

    End of period                                 $        98    $         12    $          2
                                                  ===========    ============    ============

 Units issued and redeemed:

    Beginning balance                                       1               1               -

    Units issued                                            8               1               1

    Units redeemed                                          -              (1)              -
                                                  -----------    ------------    ------------

    Ending balance                                          9               1               1
                                                  ===========    ============    ============

   * Variable fund accounts commenced operations August 31, 1998.
   See accompanying Notes to Financial Statements

                                     63 A

                      LIFE INSURANCE SEPARATE ACCOUNT OF
                          USAA LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2000C


1)  ORGANIZATION
The Life Insurance Separate Account of USAA Life Insurance Company (Life Insurance Separate Account) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment account of USAA Life Insurance Company (USAA Life), a wholly owned subsidiary of the United Services Automobile Association (USAA). The Life Insurance Separate Account commenced operation August 31, 1998.

The Life Insurance Separate Account is divided into twelve variable fund accounts, each of which invests in a corresponding fund. Units of the Life Insurance Separate Account are sold only in connection with the Variable Universal Life Policy.

The fund accounts available within the Life Insurance Separate Account include: the USAA Life Money Market Fund Account, USAA Life Income Fund Account, USAA Life Growth and Income Fund Account, USAA Life World Growth Fund Account, USAA Life Diversified Assets Fund Account, USAA Life Aggressive Growth Fund Account, and USAA Life International Fund Account; the Fund Account of the Capital Growth Portfolio-Class A shares of the Scudder Variable Life Investment Fund (Scudder VLIF Capital Growth Portfolio Fund Account); the Fund Account of the American Growth Portfolio of the Alger American Fund (Alger American Growth Portfolio Fund Account); and the Fund Accounts of the Equity 500 Index Fund, Small Cap Index Fund and EAFE(R) Equity Index Fund, which are funds of the Deutsche Asset Management VIT Funds series (Deutsche VIT Equity 500 Index Fund Account, Deutsche VIT Small Cap Index Fund Account, and Deutsche VIT EAFE(R) Equity Index Fund Account).

On December 13, 2000, USAA Life, together with USAA Life Insurance Company Variable Annuity Separate Account and Life Insurance Separate Account (the Separate Accounts), filed an application with the Securities and Exchange Commission (the SEC) for an order permitting USAA Life and the Separate Accounts to substitute certain portfolios of the Vanguard Variable Insurance Funds for their investments in the USAA Life Money Market Fund and the USAA Life International Fund, series of USAA Life Investment Trust, and the Deutsche VIT Equity 500 Index Fund, the Deutsche VIT Small Cap Index Fund, and the Deutsche VIT EAFE(R) Equity Index Fund, series of Deutsche VIT Funds.

The assets of the Life Insurance Separate Account are the property of USAA Life and are not chargeable with liabilities arising out of any other business of USAA Life.

2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security Valuation
Investments in mutual fund securities are carried in the Statements of Assets and Liabilities at net asset value as reported by the fund. Gains or losses on securities transactions are determined on the basis of the first-in first-out
(FIFO) cost method. Security transactions are recorded on the trade date. Dividend income, if any, is recorded on ex-dividend date.

Distributions
The net investment income (loss) and realized capital gains of the Life Insurance Separate Account are not distributed, but instead are retained and reinvested for the benefit of unit owners.

Federal Income Tax
Operations of the Life Insurance Separate Account are included in the federal income tax return of USAA Life, which is taxed as a "Life Insurance Company" under the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to operation of the Life Insurance Separate Account.

                                     64 A

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that may affect the reported amounts in the financial statements.

3)  RELATED PARTY TRANSACTIONS
During the year ended December 31, 2000, advisory and administrative fees of approximately $1,360,000 were paid or payable to USAA Investment Management Company (USAA IMCO) by the funds of the USAA Life Investment Trust (the Trust). USAA IMCO is indirectly wholly owned by USAA. The funds' advisory fees are computed on an annualized rate of 0.20% of the monthly average net assets for each calendar month of each fund of the Trust except for the USAA Life Aggressive Growth Fund, which accrues at an annualized rate of 0.50%, and USAA Life International Fund, which accrues at an annualized rate of 0.65%. The funds are an investment option for both the Variable Universal Life Policy and the Flexible Premium Deferred Combination Fixed and Variable Annuity Contract. Administrative fees are based on USAA IMCO's estimated time incurred to provide such services.

4)  EXPENSES
A mortality and expense risk charge is deducted by USAA Life from the Life Insurance Separate Account on a daily basis which is equal, on an annual basis, to 0.75% of the daily net assets of each variable fund account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated. Thus a greater amount of death benefits than expected will be payable. The expense risk assumed by USAA Life is that the costs of administering the policies and the Life Insurance Separate Account may exceed the amount recovered from the policy maintenance and administration expense charges. The mortality and expense risk charge is guaranteed by USAA Life and cannot be increased.

The following expenses are charged to reimburse USAA Life for the expenses it incurs in the establishment and maintenance of the Policies and each variable fund account. On the policy's effective date, and each monthly anniversary thereafter, certain monthly charges will be deducted by USAA Life through a redemption of units from the cash value of the policy. The monthly deduction will include cost of insurance charges, which includes charges for any optional insurance benefits provided by rider, an administrative charge of $10 during the first twelve policy months, and a recurring maintenance charge of $5, which were approximately $127,000, $36,000 and $24,000, respectively, for the current year.

A transfer charge of $25 will be deducted for each value transfer between Variable Fund Accounts in excess of six per Policy Year. For each partial surrender of cash value, a charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted. This charge is also referred to as an "administrative processing fee." For full surrenders, the amount of the surrender charge will equal a percentage of the Annual Target Premium Payment specified in the policy. The number of years the policy has been in force at the time of surrender determines the applicable percentage.

A 3% premium charge is deducted from the policyholder's premium to compensate USAA Life for sales charges and taxes. The charge will be deducted from the policyholder's premium payments until the policyholder's gross amount of premium payments received exceeds the sum of the policyholder's Annual Target Premium payments payable over 10 years.

                                     65 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           (Continued)                                 December 31, 2000
--------------------------------------------------------------------------------

5)  UNIT VALUES
      A summary of unit values and units outstanding for variable universal life policies and the expense ratios, including expenses of the underlying funds, for each period is as follows:

                                                --------------------------------------  -----------------------------------------
                                                         USAA Life Money Market                      USAA Life Income
                                                              Fund Account                             Fund Account
                                                --------------------------------------  -----------------------------------------

                                                       Year Ended December 31,                   Year Ended December 31,
                                                   2000       1999        1998 (a)        2000          1999        1998 (a)
                                                --------------------------------------  -----------------------------------------
      At end of period:
                Accumulation units (000)              782         276           1               15            9            -
                Accumulation unit value         $1.293846   $1.227534   $1.178565       $15.007467   $13.262741   $14.089499
                Net assets (000)                $   1,013   $     339   $       1       $      223   $      119   $        -
      Ratio of expenses to average net assets
                (b)                                  1.10%       1.10%       1.10% (c)        1.10%        1.10%        1.10% (c)
      Ratio of expenses to average net assets,
                excluding reimbursements             1.38%       1.31%       1.55% (c)        1.90%        1.43%        1.30% (c)

                                                ---------------------------------------  ------------------------------------------
                                                      USAA Life Growth and Income                  USAA Life World Growth
                                                              Fund Account                              Fund Account
                                                ---------------------------------------  ------------------------------------------

                                                       Year Ended December 31,                     Year Ended December 31,
                                                   2000        1999       1998 (a)         2000         1999          1998 (a)
                                                ---------------------------------------  ------------------------------------------
      At end of period:
                Accumulation units (000)                16          12           1                7           2              -
                Accumulation unit value         $23.978970  $23.296591  $20.468785       $20.654406  $23.209674     $17.860722
                Net assets (000)                $      380  $      276  $        3       $      153  $       51     $        -
      Ratio of expenses to average net assets
                (b)                                   1.10%       1.10%       1.10% (c)        1.40%       1.40%          1.40% (c)
      Ratio of expenses to average net assets,
                excluding reimbursements              1.15%       1.12%       1.12% (c)        1.58%       1.50%          1.41% (c)

                                                ----------------------------------------  -----------------------------------------
                                                      USAA Life Diversified Assets                USAA Life Aggressive Growth
                                                              Fund Account                                Fund Account
                                                ----------------------------------------  -----------------------------------------

                                                ----------------------------------------  -----------------------------------------
                                                        Year Ended December 31,                    Year Ended December 31,
                                                   2000        1999       1998 (a)           2000            1999     1998 (a)
                                                ----------------------------------------  -----------------------------------------
      At end of period:
                Accumulation units (000)                 9           7            2               38           17            -
                Accumulation unit value         $19.815589  $19.192009   $17.974654       $22.654870   $26.991318   $13.993064
                Net assets (000)                $      186  $      142   $       38       $      868   $      455   $        -
      Ratio of expenses to average net assets
                (b)                                   1.10%       1.10%        1.10% (c)        1.45%        1.45%        1.45% (c)
      Ratio of expenses to average net assets,
                excluding reimbursements              1.35%       1.25%        1.20% (c)        1.51%        1.69%        1.59% (c)

                                      66 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
              (Continued)                             December 31, 2000
--------------------------------------------------------------------------------

                                                                       -----------------------------------------------------------
                                                                                         USAA Life International
                                                                                               Fund Account
                                                                       ------------------------------------------------------------


                                                                                          Year Ended December 31,
                                                                             2000                 1999              1998 (a)
                                                                       ------------------------------------------------------------
      At end of period:
                Accumulation units (000)                                               4                   1                 -
                Accumulation unit value                                      $ 11.843128         $ 13.269162       $ 10.417977
                Net assets (000)                                             $        47         $         7       $         -
      Ratio of expenses to average net assets (b)                                   1.85%               1.85%             1.85% (c)
      Ratio of expenses to average net assets,
                excluding reimbursements                                            2.14%               2.04%             2.10% (c)

      (a) Variable fund accounts commenced operations August 31, 1998 with the following initial unit values per unit:

           USAA Life Money Market Fund Account                                                   $  1.162018
           USAA Life Income Fund Account                                                         $ 13.766435
           USAA Life Growth and Income Fund Account                                              $ 16.937712
           USAA Life World Growth Fund Account                                                   $ 14.981795
           USAA Life Diversified Assets Fund Account                                             $ 16.007256
           USAA Life Aggressive Growth Fund Account                                              $  9.446371
           USAA Life International Fund Account                                                  $  9.285958
           Scudder VLIF Capital Growth Portfolio Fund Account                                    $ 18.614844
           Alger American Growth Portfolio Fund Account                                          $ 19.521151
           Deutsche VIT Equity 500 Index Fund Account                                            $  8.561922
           Deutsche VIT Small Cap Index Fund Account                                             $  7.048653
           Deutsche VIT EAFE  Equity Index Fund Account                                          $  8.920584

      (b) The information is based on actual expenses to the policyowner for the period, including the expenses of the underlying fund, after giving effect to reimbursement of fund expenses by USAA Life.

      (c) Annualized. The ratio is not necessarily indicative of 12 months of operations.


                                      67 A

        LIFE INSURANCE SEPARATE ACCOUNT OF USAA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
              (Continued)                             December 31, 2000
--------------------------------------------------------------------------------

                                               -------------------------------------------  -------------------------------------
                                                        Scudder VLIF Capital Growth                  Alger American Growth
                                                          Portfolio Fund Account                    Portfolio Fund Account
                                               -------------------------------------------  -------------------------------------
                                                          Year Ended December 31,                   Year Ended December 31,

                                                   2000          1999       1998 (a)           2000        1999        1998 (a)
                                               -------------------------------------------  -------------------------------------
      At end of period:
                Accumulation units (000)                22            12            1               33           15            -
                Accumulation unit value         $29.346175    $32.816021   $24.448446       $30.100055   $35.583778   $26.806157
                Net assets (000)                $      649    $      384   $        3       $    1,007   $      546   $        -
      Ratio of expenses to average net assets
                (b)                                   1.23%         1.24%        1.26% (c)        1.54%        1.54%        1.54%
      Ratio of expenses to average net assets,
                excluding reimbursements               N/A           N/A          N/A              N/A          N/A          N/A

                                                ------------------------------------------  --------------------------------------
                                                       Deutsche VIT Equity 500 Index             Deutsche VIT Small Cap Index
                                                               Fund Account                              Fund Account
                                                ------------------------------------------  --------------------------------------
                                                          Year Ended December 31,                   Year Ended December 31,

                                                    2000         1999       1998 (a)           2000       1999       1998 (a)
                                                ------------------------------------------  --------------------------------------
      At end of period:
                Accumulation units (000)                 97           54            1               18           7          -
                Accumulation unit value          $11.844646   $13.147788   $11.003536       $10.043462  $10.526480  $8.825971
                Net assets (000)                 $    1,147   $      715   $        3       $      178  $       78  $       -
      Ratio of expenses to average net assets
                (b)                                    1.05%        1.05%        1.05% (c)        1.20%       1.20%      1.20% (c)
      Ratio of expenses to average net assets,
                excluding reimbursements               1.21%        1.16%        1.94% (c)        1.22%       1.86%      2.33% (c)

                                                       --------------------------------------------------------
                                                                   Deutsche VIT EAFE(R) Equity Index
                                                                            Fund Account
                                                       --------------------------------------------------------
                                                                       Year Ended December 31,
                                                           2000              1999                 1998 (a)
                                                       --------------------------------------------------------
      At end of period:
                Accumulation units (000)                          9                    1                 1
                Accumulation unit value                 $ 10.881890          $ 13.154856       $ 10.386978
                Net assets (000)                        $        98          $        12       $         2
      Ratio of expenses to average net assets (b)              1.40%                1.40%             1.40% (c)
      Ratio of expenses to average net assets,
                excluding reimbursements                       2.11%                1.83%             2.41% (c)

(a) Variable fund accounts commenced operations August 31, 1998 with the following initial unit values per unit:
     USAA Life Money Market Fund Account                              $ 1.162018
     USAA Life Income Fund Account                                    $13.766435
     USAA Life Growth and Income Fund Account                         $16.937712
     USAA Life World Growth Fund Account                              $14.981795
     USAA Life Diversified Assets Fund Account                        $16.007256
     USAA Life Aggressive Growth Fund Account                         $ 9.446371
     USAA Life International Fund Account                             $ 9.285958
     Scudder VLIF Capital Growth Portfolio Fund Account               $18.614844
     Alger American Growth Portfolio Fund Account                     $19.521151
     Deutsche VIT Equity 500 Index Fund Account                       $ 8.561922
     Deutsche VIT Small Cap Index Fund Account                        $ 7.048653
     Deutsche VIT EAFE Equity Index Fund Account                      $ 8.920584

(b) The information is based on actual expenses to the policyowner for the period, including the expenses of the underlying fund, after giving effect to reimbursement of fund expenses by USAA Life. (c) Annualized. The ratio is not necessarily indicative of 12 months of operations.


                                      68 A

                         Independent Auditors' Report
                         ----------------------------


The Board of Directors
USAA LIFE INSURANCE COMPANY:

        We have audited the accompanying consolidated balance sheets of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of USAA LIFE INSURANCE COMPANY and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

                                                  KPMG LLP
                                                  ---------
                                                  KPMG LLP


San Antonio, Texas
March 15, 2001

                                     69 A

                          USAA LIFE INSURANCE COMPANY

                          Consolidated Balance Sheets

                          December 31, 2000 and 1999

                   (Dollars in Thousands, Except Share Data)

Assets                                                               2000              1999
------                                                               ----              ----
Investments:
    Debt securities, at amortized cost                         $            -         664,481
    Debt securities, at fair value                                  6,087,772       5,422,850
    Equity securities, at fair value                                  240,685         203,784
    Mortgage loans                                                      3,087           3,792
    Policy loans                                                      138,336         133,900
                                                               --------------       ---------
        Total investments                                           6,469,880       6,428,807

Cash and cash equivalents                                              95,588          55,924
Premium balances receivable                                             5,186           2,860
Accounts receivable - affiliates                                           99              77
Furniture and equipment                                                 6,361           4,847
Collateral for securities loaned at fair value                        718,677         805,226
Accrued investment income                                             105,406          96,430
Deferred policy acquisition costs                                     282,938         267,114
Deferred tax                                                           79,348         108,214
Reinsurance recoverable                                               489,086         405,936
Other assets                                                           17,299          13,415
Separate account assets                                               409,431         420,564
                                                               --------------       ---------
        Total assets                                           $    8,679,299       8,609,414
                                                               ==============       =========
Liabilities
-----------
Insurance reserves                                             $    1,239,462       1,080,473
Funds on deposit                                                    5,466,912       5,577,428
Accounts payable and accrued expenses                                  88,413          63,920
Accounts payable - affiliates                                           7,973          14,226
Payable upon return of securities loaned                              718,677         805,226
Other liabilities                                                      48,162          47,546
Separate account liabilities                                          409,431         420,564
                                                               --------------       ---------
        Total liabilities                                           7,979,030       8,009,383
                                                               --------------       ---------
Stockholders' Equity
--------------------
Preferred capital stock, $100 par value; 1,200,000 shares
    authorized; 600,000 shares issued and outstanding                  60,000          60,000
Common capital stock, $100 par value; 30,000 shares
    authorized; 25,000 shares issued and outstanding                    2,500           2,500
Additional paid-in capital                                             51,408          51,408
Accumulated other changes in equity from nonowner sources             (15,618)        (77,137)
Retained earnings                                                     601,979         563,260
                                                               --------------       ---------
        Total stockholders' equity                                    700,269         600,031
                                                               --------------       ---------
        Total liabilities and stockholders' equity             $    8,679,299       8,609,414
                                                               ==============       =========

See accompanying notes to consolidated financial statements.

                                      70 A

                          USAA LIFE INSURANCE COMPANY

                       Consolidated Statements of Income

                 Years ended December 31, 2000, 1999, and 1998

                            (Dollars in Thousands)

                                                           2000           1999          1998
                                                           ----           ----          ----
Revenues
--------
Premiums                                             $     428,191       398,792       364,012
Investment income, net                                     484,984       484,375       476,131
Fees, sales, and loan income                                16,324        14,303        10,946
Net realized investment gains (losses)                     (65,989)          413        23,172
Other revenues                                              14,955        13,125        18,524
                                                     -------------       -------       -------

      Total revenues                                       878,465       911,008       892,785
                                                     -------------       -------       -------
Benefits and expenses
---------------------
Losses, benefits, and settlement expenses                  582,999       560,060       553,400
Deferred policy acquisition costs                           24,508        17,463        13,170
Dividends to policyholders                                  55,012        54,981        59,704
Other operating expenses                                   127,707       139,269       117,017
                                                     -------------       -------       -------
      Total benefits and expenses                          790,226       771,773       743,291
                                                     -------------       -------       -------

      Income before income taxes                            88,239       139,235       149,494
                                                     -------------       -------       -------

Federal income tax expense (benefit):
    Current                                                 35,156        52,623        71,293
    Deferred                                                (3,165)       (6,812)      (18,930)
                                                     -------------       -------       -------

      Total Federal income tax expense                      31,991        45,811        52,363
                                                     -------------       -------       -------

      Net income                                     $      56,248        93,424        97,131
                                                     =============       =======       =======

See accompanying notes to consolidated financial statements.

                                      71 A

                          USAA LIFE INSURANCE COMPANY

                Consolidated Statements of Stockholders' Equity

                 Years Ended December 31, 2000, 1999, and 1998

                            (Dollars in Thousands)

                                                                    2000          1999        1998
                                                                    ----          ----        ----
Capital
-------
Preferred capital stock                                        $     60,000      60,000      60,000
Common capital stock                                                  2,500       2,500       2,500
Additional paid-in capital                                           51,408      51,408      51,408
                                                               ------------     -------     -------

        End of year                                                 113,908     113,908     113,908
                                                               ------------     -------     -------

Accumulated other changes in equity from nonowner
-------------------------------------------------
    sources, net of tax
    -------------------
Beginning of year                                                   (77,137)     18,315      33,610
Unrealized gains (losses) on securities during year, net of
    income taxes and reclassification adjustments                    61,519     (95,452)    (15,295)
                                                               ------------     -------     -------

        End of year                                                 (15,618)    (77,137)     18,315
                                                               ------------     -------     -------

Retained earnings
-----------------
Beginning of year                                                   563,260     557,829     597,355
Net income                                                           56,248      93,424      97,131
Dividends to stockholders                                           (17,529)    (87,993)   (136,657)
                                                               ------------     -------     -------

        End of year                                                 601,979     563,260     557,829
                                                               ------------     -------     -------

        Total stockholders' equity                             $    700,269     600,031     690,052
                                                               ============     =======     =======

Summary of changes in equity from nonowner sources
--------------------------------------------------
Net income                                                     $     56,248      93,424      97,131
Other changes in equity from nonowner sources, net of tax            61,519     (95,452)    (15,295)
                                                               ------------     -------     -------
Total changes in equity from nonowner sources                  $    117,767      (2,028)     81,836
                                                               ------------     -------     -------

See accompanying notes to consolidated financial statements.

                                      72 A

                          USAA LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows

                 Years ended December 31, 2000, 1999, and 1998

                            (Dollars in Thousands)

                                                                          2000          1999          1998
                                                                          ----          ----          ----
Cash flows from operating activities:
    Net income                                                      $       56,248       93,424        97,131
    Adjustments to reconcile net income to net
    cash provided by operating activities:
        Net realized investment (gains) losses                              65,989         (413)      (23,172)
        Non-cash investment income                                               -       (5,147)       (6,414)
        Increase in deferred policy acquisition costs                      (23,459)     (24,885)      (21,068)
        Depreciation and amortization                                       (8,473)      (9,536)       (6,418)
        Deferred income tax benefit                                         (3,165)      (6,812)      (18,930)
        (Increase) decrease in premium balances receivable                  (2,326)         109           (70)
        (Increase) decrease in accounts receivable-affiliate                   (22)         587          (614)
        Increase in accrued investment income                               (8,976)     (14,388)       (3,113)
        Increase in reinsurance recoverable and
            other assets                                                   (87,034)     (98,808)      (81,425)
        Increase in insurance reserves                                     147,534      108,702        87,507
        Increase (decrease) in accounts payable and
            accrued expense                                                 24,493       (1,020)      (22,375)
        Increase (decrease) in accounts payable-affiliates                  (6,253)       3,633         1,479
        Increase (decrease) in other liabilities                               616       (1,326)       (6,227)
        Other                                                               (2,223)       2,400        (2,763)
                                                                    --------------   ----------    ----------
            Net cash provided by (used in) operating activities            152,949       46,520        (6,472)
                                                                    --------------   ----------    ----------

Cash flows from investing activities:
    Proceeds from sales and maturities of
        available-for-sale securities                                    1,137,153    1,227,752       582,584
    Proceeds from maturities of held-to-maturity securities                 46,039      218,585       170,271
    Proceeds from principal collections on investments                      95,891      319,027       494,809
    Other investments sold                                                   1,186          688         3,186
    Securities purchased - available-for-sale                           (1,218,635)  (1,789,489)   (1,331,934)
    Other investments purchased                                             (5,774)      (2,636)          (72)
                                                                    --------------   ----------    ----------
            Net cash provided by (used in) investing activities             55,860      (26,073)      (81,156)
                                                                    --------------   ----------    ----------

Cash flows from financing activities:
    Deposits and interest credited to funds on deposit                     563,257      636,998       670,377
    Withdrawals from funds on deposit                                     (714,873)    (575,731)     (457,459)
    Dividends to stockholders                                              (17,529)     (87,993)     (102,729)
                                                                    --------------   ----------    ----------
            Net cash provided by (used in) financing activities           (169,145)     (26,726)      110,189
                                                                    --------------   ----------    ----------

        Net increase (decrease) in cash and cash
            equivalents                                                     39,664       (6,279)       22,561
        Cash and cash equivalents at beginning of year                      55,924       62,203        39,642
                                                                    --------------   ----------    ----------
            Cash and cash equivalents at end of year                $       95,588       55,924        62,203
                                                                    ==============   ==========    ==========

See accompanying notes to consolidated financial statements.

                                      73 A

                          USAA LIFE INSURANCE COMAPNY

                  Notes to Consolidated Financial Statements

                          December 31, 2000 and 1999

                            (Dollars in Thousands)

(1) Summary of significant accounting policies
    ------------------------------------------

    (a) Organization
        ------------

        USAA LIFE INSURANCE COMPANY (the Company) is a wholly-owned subsidiary of UNITED SERVICES AUTOMOBILE ASSOCIATION (USAA). The Company markets individual life insurance policies, annuity contracts, group credit life and accident and health policies, and individual and group accident and health policies primarily to individuals eligible for membership in USAA. The Company is licensed to do business in all states including the District of Columbia but excluding New York. The Company has a subsidiary company (USAA Life Insurance Company of New York) licensed to sell life and annuity contracts in that state. The Company's other subsidiary business (USAA Life General Agency) offers additional products of other insurance companies requested by USAA membership, which are not sold by the Company. The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

(b)     Accounting standards adopted
        ----------------------------

        The Company adopted the provisions of the AICPA Statement of Position
        (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" on January 1, 1999. This SOP requires insurance companies to accrue a liability for future guaranteed assessments for insolvent insurers at the time insolvency is known versus assessment. The adoption of this SOP did not have an impact on the Company's financial position, results of operations, or liquidity as the Company's accounting policies in place incorporated the requirement of this SOP.

        In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). In June 1999, the FASB issued SFAS No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (SFAS 137), which allows entities which have not yet adopted SFAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company does not expect the implementation of SFAS 133 to have a material effect on the Company's financial position or results of operations.

    (c) Investments
        -----------

        On May 1, 2000, the Company reclassified all of the debt securities in its held-to-maturity portfolio to the available-for-sale portfolio. Securities with an amortized cost of $618,938 and a net unrealized loss of $24,915 were transferred from the held-to-maturity portfolio to the available-for-sale portfolio. This action was taken because the Company determined it no longer had the positive intent and ability to hold the securities to maturity due to changes in the Company's investment policy. Debt securities, including bonds, mortgage-backed securities, and redeemable preferred stocks are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and future policyholder benefits) reflected in stockholders' equity.

        Bonds, at amortized cost of approximately $171,131, and $170,693 were on deposit with various state governmental agencies at December 31, 2000, and 1999, respectively.

                                                                     (Continued)

                                      74 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


        Mortgage-backed securities held at December 31, 2000 and 1999 represent participating interests in pools of long term first mortgage loans originated and serviced by the issuers of the securities. Market interest rate fluctuations can affect the prepayment speed of principal and the yield on the securities.

        All equity securities, which include common and non-redeemable preferred stocks, have been classified as available-for-sale. Equity securities are carried at fair value with unrealized gains or losses (net of related deferred income taxes, deferred policy acquisition costs, and insurance reserves) reflected in stockholders' equity.

        Real estate mortgages and policy loans are carried at their unpaid principal balances with interest rates ranging from 4.8% to 9.75% at December 31, 2000.

        Short-term securities, included in cash and cash equivalents, are carried at amortized costs which approximates fair value.

        Interest is not accrued on debt securities or mortgage loans for which principal or interest payments are determined to be uncollectible.

        Realized gains and losses are included in net income based upon specific identification of the investment sold. When impairment of the value of an investment is considered to be other than temporary, a provision for the writedown to estimated net realizable value is recorded. Net realized capital gains of $1,455, $33,813, and $56,720 for 2000, 1999, and 1998, respectively, allocable to future policyholder dividends and interest, were deducted from net realized capital gains and an offsetting amount was reflected in policyholder reserves.

    (d) Cash and cash equivalents
        -------------------------

        For purposes of the consolidated statement of cash flows, all highly liquid marketable securities that have a maturity at purchase of three months or less and money market mutual funds are considered to be cash equivalents. At December 31, 2000 and 1999, cash and cash equivalents include $409 and $217, respectively, of separate account purchases awaiting reinvestment. These funds are restricted from the Company's use.

    (e) Federal income taxes
        --------------------

        The Company and its subsidiaries are included in the consolidated Federal income tax return filed by USAA. Taxes are allocated to the separate companies of USAA based on a tax allocation agreement, whereby companies receive a current benefit to the extent their losses are utilized by the consolidated group. Separate company current taxes are the higher of taxes computed at a 35% rate on regular taxable income or taxes computed at a 20% rate on alternative minimum taxable income, adjusted for any consolidated benefits allocated to the companies based on the use of separate company losses within the group.

        Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The effect on deferred income taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

                                                                     (Continued)

                                      75 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


    (f) Fair value of financial instruments
        -----------------------------------

        The fair value estimates of the Company's financial instruments were made at a point in time, based on relevant market information and information about the related financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holding of a particular financial instrument. In addition, the tax ramifications related to the effect of fair market value estimates have not been considered in the estimates.

    (g) Use of estimates
        ----------------

        The preparation of financial statements in conformity with accounting principles generally accepted (GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    (h) Deferred policy acquisition costs
        ---------------------------------

        Policy acquisition costs, consisting primarily of certain underwriting and selling expenses, are deferred and amortized. Traditional individual life and health acquisition costs are amortized in proportion to anticipated premium income after allowing for lapses and terminations. The period for amortization is 20 years, but not to exceed the life of the policy. Acquisition costs for universal life and annuities are amortized in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins. The period for amortization for universal life is 20 years. The period for amortization for annuities is either 20 or 30 years.

        Deferred policy acquisition costs are reviewed to determine that the unamortized portion does not exceed expected future income or gross profits by line of business.

    (i) Insurance reserves
        ------------------

        Included in insurance reserves are traditional life and health products and payout annuities with life contingencies. Traditional life and individual health reserves are computed using a net level premium method and are based on assumed or guaranteed investment yields and assumed rates of mortality, morbidity, withdrawals, expenses and anticipated future policyholder dividends. These assumptions vary by such characteristics as plan, year of issue, policy duration, date of receipt of funds, and may include provisions for adverse deviation.

    (j) Funds on deposit
        ----------------

        Funds on deposit are liabilities for universal life, payout annuities without life contingencies, and deferred annuities. These liabilities are determined following the "retrospective deposit" method and consist principally of policy account balances before applicable surrender charges.

                                                                     (Continued)

                                      76 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)

    (k) Insurance revenues and expenses
        -------------------------------

        Premiums on traditional life insurance products and accident and health contracts are recognized as revenues as they become due. Benefits and expenses are matched with premiums in determining net income through the holding of reserves that provide for policy benefits and amortization of acquisition costs over the lives of the policies. For universal life and investment annuity contracts, revenues consist of investment earnings and policy charges for the cost of insurance, policy administration, and surrender charges assessed during the period. Expenses for these policies include interest credited to policy account balances, benefit claims incurred in excess of policy account balances, and administrative expenses. The related deferred policy acquisition costs are amortized in relation to the present value of expected gross profits from surrender charges, investment, mortality, and expense margins.

    (l) Participating business
        -----------------------

        Certain life insurance policies contain dividend payment provisions, which enable the policyholder to participate in the earnings of the life insurance operations. The participating insurance in force accounted for 6% of the total life insurance in force at December 31, 2000, and 6% of the total life insurance in force at December 31, 1999. Participating policies accounted for 18% of the premium income in 2000 and 17% of the premium income in 1999. The provision for policyholders' dividends is based on benefit reserves and a future dividend liability based on the current dividend scales.

        The Company guarantees to pay dividends in aggregate, on all policies issued after December 31, 1983, in the total amount of $19,373 in 2001.

        Income attributable to participating policies in excess of policyholder dividends is restricted by several states for the benefit of participating policyholders of those states, otherwise income in excess of policyholder dividends is accounted for as belonging to the stockholders.

   (m)  Reclassifications
        -----------------

        Certain reclassifications of prior period amounts have been made to conform with the current year's presentation.

(2) Basis of accounting
    -------------------

    The Company prepares separate statutory financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of the states of Texas and New York. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The NAIC adopted the Codification of Statutory Accounting Principles (SAP) in March 1998. The effective date for SAP is January 1, 2001. The Texas Department of Insurance and New York State Insurance Department adopted SAP in its entirety, except as provided in Title 28 Part 1 Chapter 7 Subchapter A Rule 7.18, "NAIC Accounting Practices and Procedures Manual" (Rule 7.18), of the Texas Administrative Code and in Regulation 172, "Financial Statement Filings and Accounting Practices and Procedures" (Reg. 172), respectively. The Company is completing its evaluation of the necessary changes required by SAP, Rule 7.18, and Reg. 172 and expects that SAP, Rule 7.18, and Reg. 172 will not materially impact the Company's statutory capital and surplus at January 1, 2001.

                                                                     (Continued)

                                      77 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


    These consolidated financial statements have been prepared on the basis of GAAP, which differs from the basis of accounting followed in reporting to insurance regulatory authorities. Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements are as follows:

                                                                  2000          1999          1998
                                                                  ----          ----          ----
    Statutory net income                                      $   72,901        83,918        97,323
    Loss on sale of investments                                  (34,800)      (29,089)      (50,372)

    Deferred policy acquisition costs                             23,809        25,115        21,104

    Tax adjustment                                                 3,176        13,981        17,862

    Participating policyholder (earnings) loss                    (2,032)         (696)          778

    Insurance reserves and other                                  (6,806)          195        10,436
                                                              ----------     ---------    ----------
                GAAP net income                               $   56,248        93,424        97,131
                                                              ==========     =========    ==========

    Statutory capital and surplus                             $  528,830       500,514       488,224
    Increases (decreases):
        Deferred policy acquisition costs                        282,938       267,114       226,986
        Federal income taxes                                      79,348       108,214        53,745
        Asset valuation reserve                                   51,877        76,969        78,940
        Participating policyholder liability                      (7,111)       (3,985)       (2,914)
        Policyholder reserve and funds                           (95,792)      (97,434)      (65,710)
        Deferred and uncollected premiums                        (87,993)      (89,335)      (86,809)
        Investment unrealized gain (loss) adjustments:
            Investment valuation difference                       (6,579)     (193,266)      185,432
            Policyholder accounts and other assets               (29,437)       22,659      (189,847)
        Other adjustments                                        (15,812)        8,581         2,005
                                                              ----------     ---------    ----------
                GAAP capital and surplus                      $  700,269       600,031       690,052
                                                              ==========     =========    ==========

                                                                     (Continued)

                                     78 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


(3) Investments
    -----------

    Due to the change in investment policy, there are no debt securities classified as held-to-maturity as of December 31, 2000, as all held-to-maturity debt securities were reclassified to available-for-sale. The amortized cost, estimated fair values, and carrying values of investments in debt and equity securities as of December 31, 2000 were as follows:

                                                                                  Available-for-Sale
                                                      ------------------------------------------------------------------------
                                                                          Gross          Gross        Estimated
                                                        Amortized       Unrealized     Unrealized       Fair         Carrying
                                                          Cost            Gains         Losses          Value         Value
                                                       ----------     -------------  ------------    -----------   -----------
    Debt securities
    ---------------
    U.S. Treasury securities and obligations of
       U.S. Government corporations and agencies      $    21,468             586            (31)        22,023         22,023
    Obligations of states and political subdivisions       34,950             107            (22)        35,035         35,035
    Debt securities issued by foreign
       governments and corporations                       465,297           5,888         (9,791)       461,394        461,394
    Mortgage-backed securities                          1,077,318          20,119         (4,417)     1,093,020      1,093,020
    Corporate securities                                4,496,095          70,686        (90,481)     4,476,300      4,476,300
                                                        ---------        --------      ---------    -----------     ----------
            Total debt securities                     $ 6,095,128          97,386       (104,742)     6,087,772      6,087,772
                                                        =========        ========      =========    ===========     ==========

    Equity securities
    -----------------
    Common stock                                      $   179,745          22,048        (11,180)       190,613        190,613
    Nonredeemable preferred stock                          50,045           1,192         (1,165)        50,072         50,072
                                                        ---------       ---------      ---------    -----------     ----------
            Total equity securities                   $   229,790          23,240        (12,345)       240,685        240,685
                                                        =========       =========      =========    ===========     ==========

                                                                     (Continued)

                                     79 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


    The amortized cost, estimated fair values, and carrying values of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                                  Held-to-Maturity
                                                           --------------------------------------------------------------------
                                                                             Gross          Gross        Estimated
                                                             Amortized     Unrealized     Unrealized       Fair       Carrying
                                                               Cost          Gains          Losses         Value        Value
                                                           ------------   -----------     ----------   ------------ -----------
    Debt securities
    ---------------
    U.S. Treasury securities and obligations of
       U.S. Government corporations and agencies          $    10,605            668             (3)      11,270      10,605
    Obligations of states and political subdivisions            3,465            114              -        3,579       3,465
    Debt securities issued by foreign
       governments and corporations                            41,874              -           (872)      41,002      41,874
    Mortgage-backed securities                                378,727          2,676         (8,395)     373,008     378,727
    Corporate securities                                      229,810          1,983         (3,972)     227,821     229,810
                                                          -----------      ---------     ----------    ---------   ---------
            Total debt securities                         $   664,481          5,441        (13,242)     656,680     664,481
                                                          ===========      =========     ==========    =========   =========
                                                                                     Available-for-Sale

                                                            ------------------------------------------------------------------
                                                                             Gross          Gross      Estimated
                                                             Amortized     Unrealized     Unrealized      Fair       Carrying
                                                               Cost          Gains          Losses       Value        Value
                                                             ---------    -----------   ------------  ----------- ------------
    Debt securities
    ---------------
    U.S. Treasury securities and obligations of
       U.S. Government corporations and agencies          $    22,000            480           (416)      22,064      22,064
    Obligations of states and political subdivisions           42,420             80           (960)      41,540      41,540
    Debt securities issued by foreign
       governments and corporations                           482,144          1,333        (21,096)     462,381     462,381
    Mortgage-backed securities                                649,959          8,754        (19,513)     639,200     639,200
    Corporate securities                                    4,415,987          6,293       (164,615)   4,257,665   4,257,665
                                                          -----------      ---------     ----------    ---------   ---------
            Total debt securities                         $ 5,612,510         16,940       (206,600)   5,422,850   5,422,850
                                                          ===========      =========     ==========    =========   =========

    Equity securities
    -----------------
    Common stock                                          $   114,024         41,750              -      155,774     155,774
    Nonredeemable preferred stock                              50,936          1,100         (4,026)      48,010      48,010
                                                          -----------      ---------     ----------    ---------   ---------
            Total equity securities                       $   164,960         42,850         (4,026)     203,784     203,784
                                                          ===========      =========     ==========    =========   =========

                                                                     (Continued)

                                     80 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


    The amortized cost and estimated fair values of debt securities classified as available-for-sale at December 31, 2000, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations.

                                                                         Available-for-Sale
                                                                      -----------------------
                                                                                    Estimated
                                                                         Amortized     Fair
                                                                           Cost       Value
                                                                      ------------ ----------
    Due in one year or less                                          $     274,862    274,931
    Due after one year through five years                                2,030,137  2,043,015
    Due after five years through ten years                               1,921,695  1,906,412
    Due after ten years                                                    791,116    770,394
                                                                       ----------- ----------
                                                                         5,017,810  4,994,752
    Mortgage-backed securities                                           1,077,318  1,093,020
                                                                       ----------- ----------
                                                                     $   6,095,128  6,087,772
                                                                       =========== ==========

    Proceeds from sales of available-for-sale debt securities during 2000, 1999, and 1998 were $995,947, $1,065,071 and $160,883, respectively. Gross gains and losses of $10,472 and $65,470, respectively, for 2000, $12,010 and $4,911, respectively, for 1999, and $5,148 and $664, respectively, for 1998, were realized on those sales. For 2000, net realized investment gains (losses) on the consolidated statement of income also includes a realized loss of $10,033 due to an other than temporary write-down of a debt security.

    Proceeds from sales of equity securities during 2000, 1999, and 1998 were $573, $96,857, and $238,737, respectively. Gross gains and losses of $67 and $70, respectively, for 2000, $25,494, and $34, respectively, for 1999, and $60,522, and $2,130, respectively, for 1998, were realized on those sales.

    Gross investment income during 2000, 1999, and 1998 was $490,890, $489,709, and $480,350, respectively, and consists primarily of interest income on fixed maturity securities. Investment expenses were $5,906, $5,334, and $4,219 for 2000, 1999, and 1998, respectively.

    The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial cash collateral is required at a rate of 102% of the market value of a loaned security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

    At December 31, 2000 and 1999, net unrealized gains (losses) of $29,437 and $(22,659) were allocated to insurance reserves for participating life insurance policies and interest sensitive contracts. In addition, net unrealized losses of $743 and $8,378 were allocated against deferred policy acquisition costs in 2000 and 1999, respectively.

                                                                     (Continued)


                                     81 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


(4) Federal income taxes
    ---------------------

    The expected statutory Federal income tax amounts for the years ended December 31, 2000, 1999, and 1998 differ from the effective tax amounts as follows:

                                                                 2000      1999        1998
                                                                 ----      ----        ----
    Income before income taxes                               $  88,239    139,235    149,494
                                                                ======   ========    =======

    Federal income tax expense at 35% statutory rate            30,884     48,732     52,323

    Increase (decrease) in tax resulting from:
        Dividends received deduction                              (189)      (391)      (499)
        Tax credits                                               (556)      (791)        32
        Other, net                                               1,852     (1,739)       507
                                                                ------   --------    -------

                Federal income tax expense                   $  31,991     45,811     52,363
                                                                ======   ========    =======

    Deferred income tax benefit for the years ended December 31, 2000, 1999, and 1998 was primarily attributable to differences between the valuation of assets and insurance liabilities for financial reporting and tax purposes.

    The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                                           2000      1999
                                                                           ----      ----
    Deferred tax assets:
        Insurance reserves                                              $ 118,511   101,457
        Accounts payable and accrued expenses                               3,337     2,114
        Policyholder dividends                                              5,866     6,793
        Other, net                                                          4,778     2,626
                                                                         --------   -------

                Total gross deferred tax assets                           132,492   112,990
                                                                         --------   -------

    Deferred tax liabilities:
        Investments                                                         3,295     5,239
        Depreciable assets                                                    714       992
        Deferred policy acquisition costs                                  45,513    40,045
        Other, net                                                         12,426       430
                                                                         --------   -------

                Total gross deferred tax liabilities                       61,948    46,706
                                                                         --------   -------

    Deferred tax asset on net unrealized gains on investments               8,804    41,930
                                                                         --------   -------
                Net deferred tax asset                                  $  79,348   108,214
                                                                         ========   =======

                                                                     (Continued)

                                     82 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


    Management believes that the realization of the deferred tax asset is more likely than not based on the expectation that such benefits will be utilized in the future consolidated tax returns of the USAA group.

    At December 31, 2000, and 1999, other assets included Federal income tax receivable of $3,320 and $4,532, respectively.

    Aggregate cash payments to USAA for income taxes were $32,988, $51,993, and $66,643 for USAA Life Insurance Company and $956, $2,780, and $(1,250) for its subsidiaries during the years ended December 31, 2000, 1999, and 1998, respectively.

    Detailed tax amounts for items of total nonowner changes in equity are as follows:

                                                                                Before-      Tax
                                                                                  Tax     (Expense)     Net-of-Tax
                                                                                Amount    or Benefit      Amount
                                                                              ---------  ------------  -----------
     For the year ending December 31, 1998

     Unrealized gains (losses) on securities:
        Unrealized holding gains arising during year                        $   77,265     (27,043)      50,222
        Less: reclassification adjustment for gains realized in income        (100,796)     35,279      (65,517)
                                                                              --------    --------    ---------
            Net unrealized (losses) from securities                            (23,531)      8,236      (15,295)
                                                                              --------    --------    ---------

               Other changes in equity from nonowner sources                $  (23,531)      8,236      (15,295)
                                                                              ========    ========    =========

     For the year ending December 31, 1999

     Unrealized (losses) on securities:
        Unrealized holding (losses) arising during year                     $  (72,569)     25,399      (47,170)
        Less: reclassification adjustment for gains realized in income         (74,280)     25,998      (48,282)
                                                                              --------    --------    ---------
            Net unrealized (losses) from securities                           (146,849)     51,397      (95,452)
                                                                              --------    --------    ---------

               Other changes in equity from nonowner sources                $ (146,849)     51,397      (95,452)
                                                                              ========    ========    =========

     For the year ending December 31, 2000

     Unrealized gains on securities:
        Unrealized holding gains arising during year                        $   69,788     (24,426)      45,362
        Less: reclassification adjustment for (losses) realized in income       24,857      (8,700)      16,157
                                                                              --------    --------    ---------
            Net unrealized gains from securities                                94,645     (33,126)      61,519
                                                                              --------    --------    ---------

               Other changes in equity from nonowner sources                $   94,645     (33,126)      61,519
                                                                              ========    ========    =========

                                                                     (Continued)

                                     83 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


(5) Fair value of financial instruments
    -----------------------------------

    The following tables present the carrying amounts and estimated fair values of the Company's financial instruments at December 31. SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

                                                                                2000                     1999
                                                                     -----------------------  ------------------------
                                                                       Carrying      Fair       Carrying       Fair
                                                                        Amount       Value       Amount        Value
                                                                     -----------  ----------  -----------   ----------
    Financial assets:
        Cash and cash equivalents                                    $   95,588      95,588       55,924       55,924
        Debt securities                                               6,087,772   6,087,772    6,087,331    6,079,530
        Equity securities                                               240,685     240,685      203,784      203,784
        Mortgage loans                                                    3,087       2,962        3,792        3,522
        Policy loans                                                    138,336     138,336      133,900      133,900
        Premium balances receivable                                       5,186       5,186        2,860        2,860
        Accounts receivable - affiliates                                     99          99           77           77
        Collateral for securities loaned                                718,677     718,677      805,226      805,226
        Accrued investment income                                       105,406     105,406       96,430       96,430
        Separate account                                                409,431     409,431      420,564      420,564
    Financial liabilities:
        Deferred annuities and annuities without life contingencies   3,535,617   3,535,617    3,691,016    3,691,016
        Policyholder dividend accumulations                              33,119      33,119       31,670       31,670
        Policy dividends declared but unpaid                             32,494      32,494       34,050       34,050
        Accounts payable and accrued expenses                            88,413      88,413       63,920       63,920
        Accounts payable - affiliates                                     7,973       7,973       14,226       14,226
        Payable upon return of securities loaned                        718,677     718,677      805,226      805,226
        Separate account                                                409,431     409,431      420,564      420,564

    All carrying amounts are included in the balance sheet under the indicated captions, except for deferred annuities and annuities without life contingencies, and policyholder dividend accumulations, both of which are included in funds on deposit, and policy dividends declared but unpaid which are included in other liabilities.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    Cash and cash equivalents: The carrying amount of cash and cash equivalents approximates fair value because of the short maturity.

    Debt and equity securities: The fair market values for bonds and stocks are determined using quoted market prices from Merrill Lynch Pricing Services, Bloomberg Services or individual brokers.

    Mortgage loans: The fair value of mortgage loans are estimated by discounting the future cash flows using interest rates currently being offered for mortgage loans with similar characteristics and maturities.

                                                                     (Continued)

                                     84 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


Policy loans: In the Company's opinion, the book value of the policy loans approximates their fair value. Policy loans are shown on the financial statements at the aggregate unpaid balance, and carry interest rates ranging from 4.8% to 7.4% in advance.

Premiums receivable: The recorded amount for premiums receivable approximates fair value because only a slight percentage of total policies issued by the Company lapse.

Accounts receivable and payable - affiliates: The carrying amounts of the accounts receivable and accounts payable for affiliates approximates its fair value because of the short-term nature of the obligations.

Collateral for securities loaned and payable upon return of securities loaned:
The carrying value of collateral for securities loaned and payable upon return of securities loaned approximates fair value because of the short maturity of the collateral.

Accrued investment income: The accrued amount of investment income approximates its fair value because of the quality of the Company's investment portfolio combined with the short-term nature of the collection period.

Deferred annuities and annuities without life contingencies: The fair value of the deferred annuities is equal to the current accumulated value without anticipation of any applicable surrender charges, which approximates the carrying value. The fair value of annuities without life contingencies is estimated as the commuted value of the annuity.

Policyholder dividend accumulations: The fair value of policyholder dividend accumulations is estimated using the book value less a percentage of accrued interest anticipated to be forfeited as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

Policy dividends declared but unpaid: The carrying value of policy dividends declared but unpaid approximates the fair value because the carrying value reflects anticipated forfeitures as a result of policy cancellations. Estimated annual interest to be forfeited is not material.

Accounts payable and accrued expenses: The fair value of accounts payable and accrued expenses approximates its carrying value because of the short-term nature of the obligations.

Separate account assets and liabilities: The separate account assets reflect the net asset value of the underlying mutual funds, therefore, carrying value is considered fair value. The separate account liabilities are reflected at the underlying balances due to the contract holders, without consideration for applicable surrender charges, if any.

                                                                 (Continued)

                                     85 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


(6) Borrowings
    ----------

    The Company has no borrowing activity outside of the agreements described in
    Note 7 "Transactions with affiliates."

(7) Transactions with affiliates
    ----------------------------

    Certain services have been contracted from USAA and its affiliates, such as rental of office space, utilities, mail processing, data processing, printing, and employee benefits. The Company allocates these and other expenses to affiliates for administrative services performed by the Company. The contracted services and allocations are based upon various formulas or agreements with the net amounts included in expenses. The aggregate amount of such contracted services for the Company and its affiliates was $164,572, $173,082, and $125,671 for 2000, 1999, and 1998, respectively.

    The Company has an agreement with USAA Investment Management Company regarding the reimbursement of costs for investment services provided. The aggregate amount of the USAA Investment Management Company contracted services was $5,639, $4,895, and $3,600 for 2000, 1999 and 1998,
    respectively.

    The Company also received premium and annuity considerations from USAA of $5,780, $4,945, and $4,319 in 2000, 1999, and 1998, respectively, representing amounts received for structured settlements issued to claimants of USAA and for group insurance on USAA employees.

    The Company has intercompany funding agreements with USAA Capital Corporation (CAPCO) and USAA Funding Company (FUNDCO) for unsecured borrowings up to $75,000 in the aggregate, at an interest rate based upon CAPCO's or FUNDCO's cost of funding. As of December 31, 2000, 1999, and 1998, the Company had no liability for borrowed money. The Company borrowed $0 during 2000, $274,619 during 1999, and $271,553 during 1998, through the use of these funding agreements. The interest associated with these intercompany funding agreements was $0, $50, and $76 in 2000, 1999, and 1998, respectively.

(8) Reinsurance
    -----------

    The Company is party to several reinsurance agreements. The Company's general policy is to reinsure that portion of any risk in excess of $600 with a $100 corridor on the life of any one individual. However, in 1997 the Company entered into certain reinsurance treaties which are based on a first dollar quota share pool. The Company retains 10% of the risk on each life up to the normal $600 retention and the remaining 90% goes to a coinsurance pool which is placed with a number of reinsurers on a quota share basis.

    The Company cedes Bank Owned Life Insurance (BOLI) business through two reinsurance treaties, one Yearly Renewable Term (YRT) and one Coinsurance treaty, both of which are with one reinsurer on a first dollar basis, with the Company retaining 50% of the business under the coinsurance arrangement. Assets backing the coinsurance reserves held by the reinsurer are held in a trust by the reinsurer. This trust arrangement should reduce the credit risk associated with the high reserve liability held by the reinsurer for the Company.

                                                                 (Continued)

                                     86 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)

Although the ceding of reinsurance does not discharge the Company from its primary legal liability to a policyholder, the reinsuring company assumes the related liability.

Life insurance in force in the amounts of $5,161,519, $5,447,155, and $6,063,377 is ceded on a yearly renewable term basis and $37,080,679, $23,535,919, and $10,982,455 is ceded on a coinsurance basis at December 31, 2000, 1999, and 1998, respectively.

Reinsurance amounts related to insurance reserves, funds on deposit, and paid losses totaled $489,086 and $405,936 at December 31, 2000 and 1999, respectively. One reinsurer accounts for 68% of this balance. Premium revenues and interest credited to policyholders were reduced by $104,622, $106,323, and $107,528 for reinsurance premiums ceded during the years ended December 31, 2000, 1999, and 1998, respectively. Losses, benefits, and settlement expenses were reduced by $103,414, $96,127, and $120,433 for reinsurance recoverables during the years ended December 31, 2000, 1999, and 1998, respectively.

A ten year stop loss reinsurance agreement was signed in 1991. The reinsurance agreement terminated effective December 31, 2000.

The company assumes business through various assumption agreements, with most of the business assumed on a yearly renewable term basis.

                                                                 (Continued)

                                     87 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)




(9) Deferred policy acquisition costs and future policy benefits
    ------------------------------------------------------------

              Deferred policy acquisitions costs and premiums are summarized below:


                                                                             Accident
                                                       Life      Annuity    and Health     Total
                                                    ---------   --------   ------------  ---------
    Balance at
    December 31, 1997                             $   163,070    29,243      14,777       207,090
                                                    ---------    ------    ---------     ---------

        Additions                                      20,220     8,486       5,532        34,238
        Amortization                                   (9,809)   (1,608)     (1,753)      (13,170)
        Fair value adjustment                            (256)     (916)         --        (1,172)
                                                    ---------    ------    --------      ---------
        Net change                                     10,155     5,962       3,779        19,896
                                                    ---------    ------   ---------      --------

Balance at
December 31, 1998                                     173,225    35,205      18,556       226,986
                                                    ---------    ------   ---------      --------


        Additions                                      24,444    12,167       5,737        42,348
        Amortization                                  (13,721)   (2,149)     (1,593)      (17,463)
        Fair value adjustment                           5,091    10,152           -        15,243
                                                    ---------    ------   ---------      --------
        Net change                                     15,814    20,170       4,144        40,128
                                                    ---------    ------   ---------      --------

    Balance at
    December 31, 1999                                 189,039    55,375      22,700       267,114
                                                    ---------    ------   ---------       -------

        Additions                                      31,925     9,279       6,763        47,967
        Amortization                                  (16,272)   (4,375)     (3,861)      (24,508)
        Fair value adjustment                             652    (8,287)          -        (7,635)
                                                    ---------    ------   ---------       -------
        Net change                                     16,305    (3,383)      2,902        15,824
                                                    ---------    ------   ---------       -------

    Balance at
    December 31, 2000                             $   205,344    51,992      25,602       282,938
                                                      =======    ======   =========       =======

    1998 Premiums                                 $   281,655     6,755      75,602       364,012
                                                      =======    ======   =========       =======
    1999 Premiums                                 $   297,445    11,499      89,848       398,792
                                                      =======    ======   =========       =======
    2000 Premiums                                 $   296,640    10,626     120,925       428,191
                                                      =======    ======     =======       =======


                                                                 (Continued)

                                     88 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


    The liabilities for future policy benefits and related insurance in force at December 31, 2000 and 1999 are summarized below:


                                                                             Future Policy
                                                                                Benefits
                                                                           -------------------
                                                                             2000      1999
                                                                             ----      ----
    Life and annuity:
    Individual                                                           $ 1,164,128  1,019,237
    Group                                                                      4,873      3,842
                                                                           ---------  ---------
            Total life and annuity                                       $ 1,169,001  1,023,079
                                                                           =========  =========

            Accident and health                                          $    70,461     57,394
                                                                           =========  =========
                                                                           Insurance in Force
                                                                           -------------------
                                                                             2000      1999
                                                                             ----      ----
    Life and annuity:
    Individual                                                          $ 65,563,303 67,714,390
    Credit life                                                              614,038    535,991
    Group                                                                  2,563,335  2,534,051
                                                                          ---------- ----------
            Total life and annuity                                      $ 68,740,676 70,784,432
                                                                          ========== ==========

    Life Insurance and Annuities:

    Interest assumptions used in the calculation of future policy benefits for Traditional Life policies are as follows:

      Participating term                                          9.28%

      Participating permanent                                     8.68% to 9.28%

      Non - Participating term                                    6.00% to 8.91%

    Future policy benefits for Payout Annuities use the original pricing interest rates.

    Mortality and withdrawal assumptions are based on the Company's experience.

    Health Insurance:

    Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%.

    Morbidity for Income Replacement policies for active lives is based on a modified 1985 CIDA and for disabled lives is based on the 1985 CIDA. Morbidity for In Hospital Cash policies are based on 1966-67 Intercompany Experience table.

    The Active Life Reserves for Issue Age Standardized Medicare Supplement Plans, Attained Age Standardized Medicare Supplement Plans, and Tricare Supplement Plans are valued on a net level basis using 6% interest and a modification of 1994 Tillinghast claim costs.

    Termination assumptions are based on the Company and industry experience.

                                                                     (Continued)

                                     89 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


(10) Capital stock
     -------------

     The Company has outstanding 600,000 shares of Annually Adjustable Cumulative Perpetual Preferred Stock; 100,000 shares each of Series A, Series B, Series C, Series D, Series E, and Series F. All preferred stock is owned by FUNDCO. No other stock ranks Senior to the Series A-F preferred stock. The dividend rate will be 65% of the cost of the funds for CAPCO on Commercial paper having a 180-day maturity on the first business day of each dividend period. The preferred stock has a liquidation value of $100 (not in thousands) per share. The preferred stock shares are redeemable at the option of the Company for cash, in whole or in part, on the 15th day of each December for Series A and Series B and on the 15th day of each June for Series C, Series D, Series E, and Series F at par value plus accrued and unpaid dividends. Preferred stock dividends of $2,529, $1,993, and $2,229 were paid in 2000, 1999, and 1998, respectively, and $113, $98, and $81 were accrued for each year after the last payments on December 15, 2000, 1999, and 1998, respectively.

     The Company has authorized 30,000 shares of common capital stock, $100 (not in thousands) par value, of which 25,000 shares were issued and outstanding at December 31, 2000, 1999, and 1998. Dividends of $15,000, $86,000, and
     $134,428 were paid in cash and equity securities on the common stock during 2000, 1999, and 1998, respectively. The 2000 and 1999 dividends were paid in cash. In 1998, the equity securities transferred had an original cost of $21,951, a fair value of $33,928, and a realized gain of $11,977.

(11) Unassigned surplus and dividend restrictions
     --------------------------------------------

     Texas law limits the payment of ordinary dividends to shareholders. The maximum ordinary dividend that may be paid without prior approval of the Insurance Commissioner is limited to the greater of net gain from operations of the preceding calendar year or 10% of capital and surplus as of the prior December 31, less any dividends made within the preceding 12 months. As a result, ordinary dividend payments to shareholders are limited to approximately $69,397 in 2001. Dividends are paid as determined by the Board of Directors and at its discretion. Extraordinary dividends approved by the Texas Department of Insurance, totaling $0, $87,993, and $102,729 were paid in 2000, 1999, and 1998, respectively.

     The Texas Department of Insurance imposes minimum risk-based capital requirements on insurance companies that were developed by the NAIC. The formulas for determining the amount of risk-based capital (RBC) specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the Company's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company's and its subsidiaries' current statutory capital and surplus is significantly in excess of the threshold RBC requirements.

(12) Business segments
     -----------------

     The significant business segments of the Company are life insurance, annuity products, and health insurance which are marketed primarily to individuals eligible for membership in USAA. The life insurance segment offers universal life, whole life, term, and other individual coverages. The annuity segment offers both fixed and variable annuity products. The health segment offers individual and group supplement accident and health policies.

                                                                     (Continued)

                                     90 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


     The following table shows total revenues, income before income taxes, and total assets for these segments as of and for the years ended December 31, 2000, 1999, and 1998:

                                                                  2000       1999       1998
                                                                  ----       ----       ----
    Revenues:
    --------
    Premiums:
         Life                                                $  296,640    297,445    281,655
         Annuity                                                 10,626     11,499      6,755
         Health                                                 120,925     89,848     75,602
                                                             ----------  ---------  ---------
                                                                428,191    398,792    364,012
                                                             ----------  ---------  ---------

    Investment income, net:
         Life                                                $  198,093    191,850    168,938
         Annuity                                                282,882    288,574    303,796
         Health                                                   4,009      3,951      3,397
                                                             ----------  ---------  ---------
                                                                484,984    484,375    476,131
                                                             ----------  ---------  ---------

    Realized capital gains (losses), net:
         Life                                                $  (16,067)      (668)      (489)
         Annuity                                                (49,922)     1,081     23,661
         Health                                                       -          -          -
                                                             ----------  ---------  ---------
                                                                (65,989)       413     23,172
                                                             ----------  ---------  ---------

    Other revenues:
         Life                                                $   (2,490)    (1,092)     3,448
         Annuity                                                 17,231     14,600     15,076
         Health                                                  16,538     13,920     10,946
                                                             ----------  ---------  ---------
                                                                 31,279     27,428     29,470
                                                             ----------  ---------  ---------

         Total revenues:                                     $  878,465    911,008    892,785
                                                             ==========  =========  =========

    Income before income taxes:
    --------------------------
         Life                                                $  107,483    100,787     80,766
         Annuity                                                 (1,664)    49,844     72,449
         Health                                                 (17,580)   (11,396)    (3,721)
                                                             ----------  ---------  ---------
                                                             $   88,239    139,235    149,494
                                                             ==========  =========  =========

    Income tax expense (benefit):
    ----------------------------
         Life                                                $   43,330     33,265     28,290
         Annuity                                                 (4,414)    16,338     25,376
         Health                                                  (6,925)    (3,792)    (1,303)
                                                             ----------  ---------  ---------
                                                             $   31,991     45,811     52,363
                                                             ==========  =========  =========

    Total assets:
    ------------
         Life                                                $3,678,300  3,572,155  3,143,667
         Annuity                                              4,932,516  4,980,063  5,251,162
         Health                                                  80,958     57,196    105,739
                                                             ----------  ---------  ---------
                                                             $8,691,774  8,609,414  8,500,568
                                                             ==========  =========  =========

                                                                     (Continued)

                                     91 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)


(13) Employee benefit plans
     ----------------------

     (a)  Pension plan
          ------------

          Substantially all employees are covered under a pension plan administered by USAA which is accounted for on a group basis. The benefits are determined based on years of service and the employee's salary at date of retirement. The total net pension cost allocated to the Company on the basis of salary expense was $3,922, $3,877 and $4,422 in 2000, 1999 and 1998, respectively. At December 31, 2000 and 1999, a liability of $2,157 and $12, respectively, has been recorded which represents the excess of net periodic pension cost allocated to the Company over its allocated funding requirements.

     (b)  Postretirement benefit plan
          ---------------------------

          Substantially all employees of the Company may become eligible for certain medical and life insurance benefits provided for retired employees under a plan administered by USAA if they meet minimum age and service requirements and retire while working for USAA. The postretirement benefit cost allocated to the Company based on the number of employees was $1,555, $1,052, and $1,084 in 2000, 1999, and
          1998, respectively. At December 31, 2000 and 1999, a liability of $5,142 and $3,342, respectively, has been recorded which represents the under-funding of the Company's allocated funding requirements under the net periodic postretirement benefit cost allocated to the Company.

     (c)  Contributory retirement plan
          ----------------------------

          Substantially all employees of the Company and its subsidiaries are eligible to participate in USAA's contributory retirement plan. The Company matches participant contributions dollar for dollar to a maximum of 6% of a participant's compensation. The Company's contributions vest on a graduated basis up to 100% after five years of credited service. In 2000, 1999, and 1998, the Company's contributions to the plan totaled $2,584, $2,577, and $2,415, respectively.

(14) Separate accounts
     -----------------

     The Separate Account and the Life Insurance Separate Account (Separate Accounts) are segregated asset accounts established under Texas law through which USAA Life Insurance Company invests the premium payments received from Contract Owners and Policy Owners, respectively. The assets of the Separate Accounts are the property of the Company. However, only the assets of the Separate Accounts in excess of the reserves, and other Contract liabilities with respect to the Separate Accounts, are chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts and Policies, credited to, or charged against the Separate Accounts without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts and Policies are general corporate obligations.

     Each Separate Account currently is divided into twelve Variable Fund Accounts, each of which invests in a corresponding Fund. The Funds that are available under this Contract or Policy include seven funds of the USAA Life Investment Trust, the Capital Growth Portfolio of the Scudder Variable Life Investment Fund, the Growth Portfolio of The Alger American Fund, and three funds of Deutsche Asset Management VIT Funds. The Accumulated Unit Value of the Contract or Policy in a Variable Fund Account will vary, primarily based on the investment experience of the Fund in whose shares the Variable Fund Account invests. The value of the Funds' securities are carried at market value, or, in the case of the USAA Life Money Market Fund, at amortized cost, which approximates market value.

                                                                 (Continued)

                                      92 A

                          USAA LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                            (Dollars in Thousands)

     On December 13, 2000, the Company filed an application with the Securities and Exchange Commission for an order permitting the Company and Separate Accounts to substitute certain portfolios of the Vanguard Variable Insurance Funds for their investments. The proposed effective date of the substitution is May 1, 2001.

     The Company incurs mortality expenses on behalf of the Separate Accounts' contract holders and policy owners. The Company also incurs administrative expenses on behalf of Contract and Policy owners. The Company collects fees for these expenses from contract holders and policy owners, respectively, at set amounts. In addition, the Company incurs various expenses related to conducting the business or operations of the USAA Life Investment Trust (Trust) as outlined by an underwriting and administrative services agreement. The Company, out of its general account, has agreed to pay directly or reimburse the Trust for Trust expenses exceeding established limits. Such reimbursements were not significant in 2000, 1999, and 1998.

(15) Commitments and contingencies
     -----------------------------

     The Company is required by law to participate in the guaranty associations of the various states in which it does business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions to policyholders of impaired or insolvent insurance companies, by assessing all other companies involved in similar lines of business.

     There are currently several insurance companies which have substantial amounts of life, annuity, and health business in the process of liquidation or rehabilitation. The Company paid $62, $323, and $1,898 to various state guaranty associations during the years ended December 31, 2000, 1999, and 1998, respectively. The Company accrues its best estimate for known insolvencies. At December 31, 2000 and 1999 accounts payable and accrued expenses include $5,194 and $6,037, respectively, related to estimated assessments.

     The Company is party to various lawsuits and claims generally incidental to its business. The ultimate disposition of these matters is not expected to have a significant adverse effect on the Company's financial position or results of operations.

                                      93 A

     We have not authorized anyone to give any information or make any representations other than those contained in this Prospectus (or any sales literature we approve) in connection with the offer of the Policies described herein. You may not rely on any such information or representations, if made. This Prospectus does not constitute an offer in any jurisdiction to any person to whom such offer would be unlawful. This Prospectus is valid only when accompanied or preceded by the current prospectuses for the Funds described herein.

                                      94 A

                      This page left blank intentionally

================================================================================
                           USAA LIFE INSURANCE COMPANY
================================================================================



                To discuss your Variable Universal Life Policy,
               call a USAA Life Account Representative toll free

                                1-800-531-2923
                           (282-3460 in San Antonio)

                      -----------------------------------

                If you wish to discuss your particular policy, transfer money from one fund account to another or select a payout option call a USAA Life Service Representative toll free

                                 1-800-531-4265
                            (456-9061 in San Antonio)

                      -----------------------------------

               For information about the value of your policy or
                     the performance of the fund accounts
                        call our toll-free Touchline(R)
                         24 hours a day, 7 days a week

                                 1-800-531-5433

                      -----------------------------------
                                 www.usaa.com

================================================================================

                 [LOGO] We know what it means to serve.(SM)
                        -----------------------------------
           USAA insurance . banking . investments . member services

                                    PART II

             INFORMATION NOT REQUIRED TO BE FILED IN A PROSPECTUS


                          UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    UNDERTAKING PURSUANT TO RULE 484(b)(1)
                       UNDER THE SECURITIES ACT OF 1933

        Rule 484(b)(1) under the Securities Act of 1933 requires a description of "[a]ny provision or arrangement ... whereby the registrant may indemnify a director, officer or controlling person of the registrant against liabilities arising under the [Securities] Act." Registrant, the Life Insurance Separate Account of USAA Life Insurance Company, does not, as a technical matter, have any directors or officers. Nevertheless, Registrant, pursuant to Section 13 of the Amended and Restated Distribution and Administration Agreement, may indemnify, albeit indirectly, directors and/or officers of its depositor, USAA Life Insurance Company ("USAA Life"), as follows. Section 13 of such Agreement provides that Registrant shall indemnify the employees of USAA Investment Management Company ("IMCO"), Registrant's principal underwriter. To whatever extent any director or officer of USAA Life may be deemed to be an "employee" of IMCO, Registrant may be deemed to be permitted to indemnify such person pursuant to such Agreement, which is filed as Exhibit 1.(3)(a) to this Registration Statement and is herein incorporated by reference.

        Additionally, there are certain other provisions or arrangements whereby USAA Life, and/or certain of its affiliated persons, may be indemnified by parties or entities other than Registrant. Such provisions or arrangements are incorporated herein by reference, as follows: to Article IX of the By-Laws of USAA Life, filed as Exhibit 1.6(b) to this Registration Statement; to Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement, filed as Exhibit 1.(8)(a) to this Registration Statement; to Section 12 of the Transfer Agent Agreement, as amended, filed as Exhibit 1.(8)(c) to this Registration Statement; to Section 6(b) of the Reimbursement Agreement, filed as
Exhibit 1.8(d)(iii) to this Registration Statement; to Section 12.2 of the Amended Participation Agreement, filed as Exhibit 1.8(e)(i) to this Registration Statement; to Section 7 of the Participation Agreement, filed as Exhibit 1.8(f)(i) to this Registration Statement; and to the Expense Allocation Agreement, filed as Exhibit 1.8(f)(ii) to this Registration Statement.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE POLICIES PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

        USAA Life Insurance Company ("USAA Life") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company under the Policies. USAA Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for USAA Life to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policies or prospectus, or otherwise.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

The facing sheet.

Reconciliation and tie between items in Form N-8B-2 and the Prospectus.

Prospectus consisting of 94 pages.

Undertaking, pursuant to Section 15(d) of the Securities Exchange Act of 1934 to file reports.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, regarding indemnification.

Representation regarding the reasonableness of aggregate fees and charges.

The signatures.

Written consents of the following persons:

       Cynthia A. Toles, Esq., Vice President and Assistant Secretary, USAA Life Insurance Company (see Exhibit 2). (Filed herewith.)).

       KPMG LLP, Independent Auditors (see Exhibit 6). (Filed herewith.)

       James C. Hackard, ASA, MAAA, Associate Actuary, USAA Life Insurance Company (filed as Exhibit 9)./4/

The following exhibits:

       1.  Exhibits required by Article IX, paragraph A, of Form N-8B-2:

           (1) Resolution of Board of Directors of USAA Life Insurance Company establishing Life Insurance Separate Account of USAA Life Insurance Company. (The resolution is filed in lieu of a trust or indenture creating a unit investment trust.)/1/

           (2)      Not applicable.

           (3)(a) Amended and Restated Distribution and Administration Agreement by and between USAA Life Insurance Company and USAA Investment Management Company, dated December 16, 1994 and amended and restated, to encompass variable universal life insurance, March 30, 1998./4/

           (3)(b)   Not applicable.

           (3)(c)        Not applicable.

           (4)           Not applicable.

           (5) Revised Form of Variable Universal Life Insurance Policy (Policy Form No. VUL 31891TX), including riders./4/

           (6)(a) Articles of Incorporation of USAA Life Insurance Company, as amended./8/

           (6)(b)        Bylaws of USAA Life Insurance Company./4/

           (7)           Not applicable.

           (8)(a) Amended and Restated Underwriting and Administrative Services Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994, amended February 7, 1997, amended and restated, to encompass variable universal life insurance, February 26, 1998, amended and restated, November 18, 1998, and amended and restated, December 31, 1999./7/

           (8)(b)(i) Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994./2/

           (8)(b)(ii) Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, with respect to Funds added to Trust, dated February 7, 1997./3/

           (8)(b)(iii) Second Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, to encompass variable life insurance, dated February 18, 1998./2/

           (8)(c)(i) Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994./2/

           (8)(c)(ii) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for Funds added to Trust, dated February 7, 1997./2/

           (8)(c)(iii) Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, to encompass variable universal life insurance, dated February 18, 1998./2/

           (8)(d)(i) Amended Participation Agreement by and between Scudder Variable Life Investment Fund and USAA Life Insurance Company, dated February 3, 1995, as amended May 21, 1998./6/

           (8)(d)(ii) Amended Participating Contract and Policy Agreement by and between Scudder Investor Services, Inc. and USAA Investment Management Company, dated February 3, 1995, as amended April 29, 1998./6/

           (8)(d)(iii) Amended Reimbursement Agreement by and between Scudder Kemper Investments, Inc. and USAA life Insurance Company, dated February 3, 1995, as amended May 21, 1998./6/

           (8)(d)(iv) Amended Letter Agreement by and between Scudder Kemper Investments, Inc., Scudder Investor Services, Inc., Scudder Variable Life Investment Fund, USAA Life Insurance Company and USAA Investment Management Company, dated February 3, 1995, as amended March 16, 1998./6/

           (8)(e)(i) Amended Participation Agreement by and between The Alger American Fund, Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994, as amended March 16, 1998./4/

           (8)(e)(ii) Amended Expense Allocation Agreement by and between Fred Alger Management, Inc., Fred Alger & Company, Incorporated, and USAA Life Insurance Company, dated December 16, 1994 as amended March 16, 1998./4/





           8(f) Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation, and USAA Life Insurance Company, dated March 12, 2001. (Filed herewith.)

           8(g) Participation Agreement by and between Variable Insurance Products Funds, Fidelity Distributors Corporation, and USAA Life Insurance Company, dated April 24, 2001. (Filed herewith.)

           (10)(a)(i) Revised Form of Application for the Variable Universal Life Insurance Policy filed as Exhibit 1.(5)./4/

           (10)(a)(ii) Form of Application for Variable Universal Life Insurance Policy Change./4/

           (10)(b)       Section 1035 Exchange Form./4/

        Other Exhibits

           2. Opinion and Consent of Cynthia A. Toles,Esq., Vice President and Assistant Secretary, USAA Life Insurance Company, as to the legality of the Policy interests being registered. (Filed herewith.)

           3.       Not applicable.

           4.       Not applicable.

           5.       Financial Data Schedule. (See Exhibit 27 below.)

           6.       Consent of KPMG LLP, Independent Auditors. (Filed herewith.)

           7.(a)    Power of Attorney for Robert G. Davis./1/

             (b) Powers of Attorney for James M. Middleton, Bradford W. Rich, Josue Robles, Jr., Michael J.C. Roth and Larkin W. Fields. /8/

             (c) Power of Attorney for Christopher W. Claus. (Filed herewith.)

           8. Revised form of illustration showing cash values, cash surrender values, and death benefits, based on annualized rates of return of 0%, 6%, and 12%, and based on current and guaranteed Policy charges. (Filed herewith.)

           9. Opinion and Consent of James C. Hackard, ASA, MAAA, Associate Actuary, USAA Life Insurance Company, as to the methodology for computing cash values, cash surrender values, and death benefits as described in the form of illustration filed as Exhibit 8./4/

           27. Financial Data Schedule. (Inapplicable, because, notwithstanding Instruction 5 as to Exhibits, the Commission staff has advised that no such Schedule is required.)

__________________

/1/ Previously filed on January 30, 1998, with the initial filing of this Registration Statement.

/2/ Incorporated herein by reference to Post-Effective Amendment No. 6, filed on March 2, 1998, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

/3/ Incorporated herein by reference to Post-Effective Amendment No. 3, filed on February 14, 1997, to Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

/4/ Previously filed on May 15, 1998, with the Pre-Effective Amendment to Registrant"s Form S-6 Registration Statement.

/5/ Incorporated herein by reference to Post-Effective Amendment No. 7, filed on February 26, 1999, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

/6/ Previously filed on February 26, 1999, with the Post-Effective Amendment No. 1 to Registrant"s Form S-6 Registration Statement.

/7/ Incorporated herein by reference to Post-Effective Amendment No. 8, filed on April 28, 2000, to the Form N-1A Registration Statement (File No. 33-82270) of USAA Life Investment Trust.

/8/ Previously filed on April 27, 2000, with the Post-Effective Amendment No. 3 to Registrant"s Form S-6 Registration Statement.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Life Insurance Separate Account of USAA Life Insurance Company, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of San Antonio, and State of Texas, on this 19/th/ day of April, 2001.

                               Signature:  Life Insurance Separate Account of
                                           USAA Life Insurance Company
                                           (Registrant)

                               By:         USAA Life Insurance Company
                                           (On behalf of Registrant and itself)

                               By:         /s/ JAMES M. MIDDLETON
                                           ------------------------------------
                                           JAMES M. MIDDLETON
                                           President and Chief Executive Officer

Attest: /s/ CYNTHIA A. TOLES
        ---------------------
        CYNTHIA A. TOLES
        Vice President and
        Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(NAME)                           (TITLE)                                        (DATE)
Robert G. Davis                  Chairman

James M. Middleton               Vice Chairman, President and                   April 19, 2001
                                 Chief Executive Officer

Bradford W. Rich                 Director                                       April 19, 2001

*Josue Robles, Jr.               Director                                       April 19, 2001

Christopher W. Claus             Director                                       April 16, 2001

Larkin W. Fields                 Senior Vice President and Treasurer            April 10, 2001
                                 (Principal Financial and Accounting Officer)


*Signed by Cynthia A. Toles, as Attorney-in-fact.

                                 EXHIBIT INDEX

Exhibits                                                                                  Page No.
--------                                                                                  --------
1.(8)(f)  Participation  Agreement by and between Vanguard Variable Insurance
          Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation, and
          USAA Life Insurance Company, dated March 12, 2001.

1.(8)(g)  Participation Agreement by and between Variable Insurance Products
          Funds, Fidelity Distributors Corporation, and USAA Life Insurance
          Company, dated April 24, 2001.

2.        Opinion and Consent of Cynthia A. Toles, Esq., Vice President and
          Assistant Secretary, USAA Life Insurance Company, as to the legality of the Policy interests being registered.

6.        Consent of KPMG LLP, Independent Auditors.

7(c).     Power of Attorney for Christopher W. Claus.

8. Revised form of illustration showing cash values, cash surrender values, and death benefits based on an annualized rates of return of 0%, 6%, and 12%, and based on current and guaranteed Policy charges.